                       STOCK AND ASSET PURCHASE AGREEMENT

                                      AMONG

                             VIVENDI UNIVERSAL S.A.,

                             PERNOD RICARD S.A. AND

                                   DIAGEO PLC

                          DATED AS OF DECEMBER 19, 2000

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION.................................1

   Section 1.1.   Definitions................................................1
   Section 1.2.   Rules of Construction.....................................23

ARTICLE II PURCHASE, SALE AND ASSUMPTION OF LIABILITIES.....................23

   Section 2.1.   Purchase and Sale of the Transferred Shares, the
                  Transferred Minority Interests and the Transferred
                  Assets....................................................23
   Section 2.2.   Assumption of Liabilities.................................24
   Section 2.3.   Required Consents.........................................24
   Section 2.4.   Estimated Adjustment to Purchase Price....................25
   Section 2.5.   Serralles Right of First Refusal..........................25
   Section 2.6.   No Sale...................................................31
   Section 2.7.   Bianchi Right of First Refusal............................31
   Section 2.8.   Post-Closing Adjustment...................................32

ARTICLE III THE CLOSING.....................................................34

   Section 3.1.   Closing Date..............................................34
   Section 3.2.   Seller's Deliveries at Closing............................34
   Section 3.3.   Buyers' Deliveries at Closing.............................35

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SELLER.....................35

   Section 4.1.   Due Organization, Good Standing and Power;
                  Subsidiaries..............................................35
   Section 4.2.   Organizational Documents..................................36
   Section 4.3.   Capitalization............................................36
   Section 4.4.   Authorization.............................................37
   Section 4.5.   Consents..................................................38
   Section 4.6.   Noncontravention..........................................38
   Section 4.7.   Title.....................................................39
   Section 4.8.   Financial Statements......................................39
   Section 4.9.   Litigation................................................39
   Section 4.10.  Compliance with Applicable Laws; Consents and Filings.....40
   Section 4.11.  Material Contracts........................................40
   Section 4.12.  Absence of Certain Changes or Events......................41
   Section 4.13.  Benefit Plans; Employees..................................41
   Section 4.14.  Environmental Matters.....................................43
   Section 4.15.  Intellectual Property.....................................43
   Section 4.16.  Brokers and Intermediaries................................44
   Section 4.17.  Real Property.............................................44
   Section 4.18.  Tax Matters...............................................44

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   Section 4.19.  Indebtedness..............................................44
   Section 4.20.  Business..................................................45
   Section 4.21.  Labor Matters.............................................45
   Section 4.22.  Vivendi Transaction.......................................45
   Section 4.23.  Product Recalls...........................................45
   Section 4.24.  Insurance.................................................45
   Section 4.25.  Residence of SCL..........................................45
   Section 4.26.  Maturing Stocks...........................................46
   Section 4.27.  No Other Representations..................................46
   Section 4.28.  Absence of Undisclosed Liabilities........................46
   Section 4.29.  DBC.......................................................46

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYERS......................46

   Section 5.1.   Due Organization, Good Standing and Power.................46
   Section 5.2.   Organizational Documents; Buyers..........................47
   Section 5.3.   Authorization.............................................47
   Section 5.4.   Consents..................................................47
   Section 5.5.   Noncontravention..........................................47
   Section 5.6.   Litigation................................................48
   Section 5.7.   Brokers and Intermediaries................................48
   Section 5.8.   Investment Intent.........................................48
   Section 5.9.   Financing.................................................48
   Section 5.10.  No Other Representations..................................48

ARTICLE VI COVENANTS........................................................48

   Section 6.1.   Conduct of the Business...................................48
   Section 6.2.   Access to Information.....................................51
   Section 6.3.   Further Action; Best Efforts..............................52
   Section 6.4.   Post-Closing Cooperation; Records.........................54
   Section 6.5.   Intercompany Accounts and Arrangements; Transition
                  Services..................................................55
   Section 6.6.   Agreement to Defend and Indemnify.........................56
   Section 6.7.   Public Announcements......................................56
   Section 6.8.   Dealings with Distributors and Brokers....................56
   Section 6.9.   Guarantees................................................56
   Section 6.10.  Indebtedness..............................................57
   Section 6.11.  Hedging Arrangements......................................58
   Section 6.12.  QUIDS and ACES............................................58
   Section 6.13.  Insurance.................................................59
   Section 6.14.  Retained Assets...........................................60
   Section 6.15.  Seagram Name..............................................60
   Section 6.16.  Chivas Entities...........................................61
   Section 6.17.  Further Assurances; Actions...............................61
   Section 6.18.  Payments..................................................62
   Section 6.19.  Resignations..............................................62
   Section 6.20.  GST/QST Registration......................................62

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ARTICLE VII TAX MATTERS.....................................................62

   Section 7.1.   Tax Indemnities...........................................62
   Section 7.2.   Refunds and Tax Benefits..................................64
   Section 7.3.   Contests..................................................64
   Section 7.4.   Preparation of Tax Returns................................65
   Section 7.5.   Cooperation and Exchange of Information...................66
   Section 7.6.   Tax Sharing Arrangements..................................66
   Section 7.7.   Indemnity Payments to be Treated as Purchase Price
                  Adjustments...............................................66
   Section 7.8.   Section 338(h)(10) Election...............................66
   Section 7.9.   Transfer Taxes and Sales Tax..............................67
   Section 7.10.  Accounts Receivable Election..............................69
   Section 7.11.  Remedy Exclusive..........................................69

ARTICLE VIII EMPLOYEE BENEFITS..............................................69

   Section 8.1.   Employees and Offers of Employment........................69
   Section 8.2.   Employment Agreements, Termination Agreements
                  Severance, and Repatriation/Relocation....................71
   Section 8.3.   Bonus; Retention Bonus....................................72
   Section 8.4.   Retiree Welfare Plans.....................................73
   Section 8.5.   Company Plans.............................................73
   Section 8.6.   401(k) Plans..............................................74
   Section 8.7.   Defined Benefit Plans.....................................75
   Section 8.8.   International Pension Plans...............................76
   Section 8.9.   Non-Qualified Plans.......................................77
   Section 8.10.  WARN......................................................77
   Section 8.11.  COBRA.....................................................77
   Section 8.12.  Third Party Beneficiaries.................................78
   Section 8.13.  United Kingdom Employee Benefit Provisions................78
   Section 8.14.  Canadian Employee Benefit Provisions......................82
   Section 8.15.  Vivendi Options and Vivendi SARs..........................84
   Section 8.16.  Communications............................................84

ARTICLE IX CONDITIONS TO CLOSING............................................84

   Section 9.1.   Conditions Precedent to Obligations of the Parties........84
   Section 9.2.   Conditions Precedent to Obligation of the Buyers..........85
   Section 9.3.   Conditions Precedent to the Obligation of the Seller......86

ARTICLE X INDEMNIFICATION...................................................87

   Section 10.1.  Indemnification by the Seller.............................87
   Section 10.2.  Indemnification by the Buyers.............................88
   Section 10.3.  Indemnification Procedures................................88
   Section 10.4.  Remedies Exclusive........................................89
   Section 10.5.  Limitations Upon Remedies and Indemnification.............90

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   Section 10.6.  Indemnification Calculations..............................91
   Section 10.7.  Subrogation...............................................91

ARTICLE XI TERMINATION, AMENDMENT AND WAIVER................................92

   Section 11.1.  Termination...............................................92
   Section 11.2.  Amendments and Waivers....................................93

ARTICLE XII MISCELLANEOUS...................................................93

   Section 12.1.  Notices...................................................93
   Section 12.2.  Schedules.................................................95
   Section 12.3.  Severability..............................................95
   Section 12.4.  Counterparts..............................................95
   Section 12.5.  Entire Agreement; No Third Party Beneficiaries............95
   Section 12.6.  Governing Law.............................................96
   Section 12.7.  Consent to Jurisdiction...................................96
   Section 12.8.  Assignment................................................96
   Section 12.9.  Expenses..................................................96
   Section 12.10. Bulk Transfer Laws........................................97
   Section 12.11. Breaches..................................................97
   Section 12.12. Interest Act (Canada).....................................97


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                                    SCHEDULES

SCHEDULE 1.1(a)      Seller's Knowledge
SCHEDULE 1.1(b)      Buyer A's Knowledge
SCHEDULE 1.1(c)      Buyer B's Knowledge
SCHEDULE 1.1(d)      Permitted Liens
SCHEDULE 1.1(e)      Retained Assets
SCHEDULE 1.1(f)      Assigned Contracts
SCHEDULE 1.1(g)      Transferred Subsidiaries
SCHEDULE 2.1         Allocation of Purchase Price
SCHEDULE 2.5(b)      Captain Morgan Trademarks
SCHEDULE 4.1(b)      Exceptions to Due Organization, Good Standing and Power
SCHEDULE 4.1(c)      Subsidiaries
SCHEDULE 4.1(d)      Significant Subsidiaries
SCHEDULE 4.2         Organizational Documents
SCHEDULE 4.3(a)      Transferred Shares
SCHEDULE 4.3(b)      Subsidiary Shares
SCHEDULE 4.3(c)      Other  Equity   Interests  and   Obligations  of  Spirits
                     Subsidiaries
SCHEDULE 4.3(d)      Minority Interests
SCHEDULE 4.3(e)      Indebtedness, Guarantees and Derivative Agreements
SCHEDULE 4.5         Seller Required Consents and Filings
SCHEDULE 4.6         Contraventions
SCHEDULE 4.8         Financial Statements
SCHEDULE 4.9         Litigation and Judgments
SCHEDULE 4.10(a)     Non-Compliance
SCHEDULE 4.10(b)     Consents and Filings
SCHEDULE 4.11(b)     Non-Competition Provisions
SCHEDULE 4.11(c)     Collective Bargaining Agreements
SCHEDULE 4.12        Certain Changes or Events
SCHEDULE 4.13(a)     Company Plans
SCHEDULE 4.13(g)     Pension Plan Liabilities
SCHEDULE 4.13(j)(i)  Business Employees
SCHEDULE 4.13(j)(ii) Retained Employees
SCHEDULE 4.13(k)     Unfunded Liabilities
SCHEDULE 4.15(a)     Spirits IP
SCHEDULE 4.15(b)     Restrictions on Use of Intellectual Property
SCHEDULE 4.17        Real Property
SCHEDULE 4.18        Tax Matters
SCHEDULE 4.19        JES Public Indebtedness
SCHEDULE 4.21        Labor Matters
SCHEDULE 4.23        Product Recalls
SCHEDULE 4.24        Insurance Policies
SCHEDULE 4.26        Bulk Scotch Maturing Stocks
SCHEDULE 4.29        Direct Brand Contributions
SCHEDULE 5.4         Buyers' Required Consents and Filings
SCHEDULE 6.1         Conduct of the Business
SCHEDULE 6.2         Brands

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SCHEDULE 6.9(a)(i)   SCL Guarantees
SCHEDULE 6.9(c)      Spirits Subsidiary Guarantees
SCHEDULE 6.10(a)     Retained Indebtedness
SCHEDULE 7.8         Section 338 Subsidiaries
SCHEDULE 8.1         Transferred Employees
SCHEDULE 8.2(a)      Employment Agreements and Termination Protection Agreements
SCHEDULE 8.2(c)      Repatriation/Relocation
SCHEDULE 8.5(a)      JES Company Plans Not Being Assumed by Seller
SCHEDULE 8.9         Top Hat Plans


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                                                                               1

            STOCK AND ASSET PURCHASE AGREEMENT dated as of December 19, 2000 (this "AGREEMENT"), among Vivendi Universal S.A., a French societe anonyme (the
       ---------
"SELLER"), Pernod Ricard S.A., a French societe anonyme ("BUYER A"), and Diageo
 ------                                                   -------
Plc, a company incorporated under the laws of England and Wales ("BUYER B" and,
                                                                  -------
together with Buyer A, the "BUYERS").
                            ------

            WHEREAS, the Seller, the Asset Sale Subsidiaries (as defined herein) and the Spirits Subsidiaries (as defined herein) are engaged in the Business (as defined herein);

            WHEREAS, the Buyers desire to purchase from the Seller and its Affiliates and the Seller desires to sell and otherwise cause to be sold to the Buyers the Business; and

            WHEREAS, the Buyers and the Seller desire to make certain representations, warranties and agreements in connection with the purchase and sale of the Business and also to prescribe various conditions to the purchase and sale of the Business.

            NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

            SECTION 1.1 DEFINITIONS. As used in the Agreement, the following terms shall have the following meanings:

            "401(K)  TRANSFER  DATE"  shall  have  the  meaning  set  forth in
             ----------------------
Section 8.6(b)(ii).

            "5-DAY AVERAGE SHARE PRICE" shall have the meaning set forth in
             -------------------------
Section 8.15(a).

            "ACES" shall have the meaning set forth in Section 6.12(a).
             ----

            "AFFILIATE" shall mean, with respect to any Person, any other Person
             ---------
that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

            "AGREEMENT" shall have the meaning set forth in the heading of this
             ---------
Agreement.

            "ALLIED" shall have the meaning set forth in Section 2.5(a).
             ------

            "ALLOCABLE NON-U.S. CAPTAIN MORGAN BRANDS AMOUNT" shall have the
             -----------------------------------------------
meaning set forth in Section 2.5(b)(i).

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                                                                               2

            "ALLOCABLE U.S. CAPTAIN MORGAN BRANDS AMOUNT" shall have the meaning
             -------------------------------------------
set forth in Section 2.5(b)(i).

            "APPLICABLE LAW" shall mean, with respect to any Person, any U.S.
             --------------
federal, state, local or foreign statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Entity, including common law, applicable to such Person or any of its properties or assets.

            "ASSET SALE SUBSIDIARIES" shall mean, collectively, SCL, Seagram
             -----------------------
SGPS, Sandeman, Seagram Distillers, House of Seagram UK, Seagram Australia and Seagram N.Z.

            "ASSIGNED CONTRACTS" shall have the meaning set forth in the
             ------------------
definition of "Transferred Assets".

            "ASSUMED EMPLOYEES" shall have the meaning set forth in Section
             -----------------
8.1(b).

            "ASSUMED LIABILITIES" shall mean, except as otherwise provided in
             -------------------
this Agreement, all of the Liabilities (excluding for the avoidance of doubt the Retained Liabilities), historical, current or future (to the extent related to actions occurring prior to the Closing), known or unknown, of any Asset Sale Subsidiary to the extent arising out of, resulting from or primarily related to the Business or the Transferred Assets, including (and, as appropriately limited by) the following:

            (i) FINANCIAL  STATEMENT  LIABILITIES.  All Liabilities of any Asset
                ---------------------------------
Sale Subsidiary reflected in the Financial Statements and all similar Liabilities of any Asset Sale Subsidiary incurred, in the ordinary course of business and not in violation of this Agreement, after June 30, 2000 in respect of the Business that would have been reflected in the Financial Statements if in existence on June 30, 2000;

            (ii)  LIABILITIES  AFTER THE CLOSING DATE.  All  Liabilities  of any
                  -----------------------------------
Asset Sale Subsidiary to the extent arising out of, resulting from or relating to the ownership by the Buyers of the Transferred Assets or the Spirits Subsidiaries or the operation of the Business after the Closing Date;

            (iii) ACTIONS.  All  Liabilities of any Asset Sale  Subsidiary  with
                  -------
respect to all actions, suits, proceedings, disputes, claims or investigations to the extent arising out of, resulting from or primarily related to the Business or the Transferred Assets, including all such Liabilities set forth on
Schedule 4.9;

            (iv)  TRANSFERRED  LIABILITIES.  All  Liabilities  of any Asset Sale
                  ------------------------
Subsidiary to the extent arising out of, resulting from or primarily related to any of the Transferred Assets;

            (v)  ENVIRONMENTAL  LIABILITIES.  All  Liabilities of any Asset Sale
                 --------------------------
Subsidiary under Environmental Laws or with respect to Hazardous Materials to the extent arising out of, resulting from or primarily related to the Business or the Transferred Assets;

            (vi) ALCOHOL RELATED LIABILITIES.  All Liabilities of any Asset Sale
                 ---------------------------
Subsidiary arising out of, resulting from or related to the production, marketing, distribution and sale of alcoholic beverages, including product liability actions or claims;

            (vii)  EMPLOYEE  LIABILITIES.  All  Liabilities  of any  Asset  Sale
                   ---------------------
Subsidiary assumed by the Buyers pursuant to Article VIII in respect of employee compensation and benefits for Business Employees assumed by the Buyers pursuant to Article VIII;

            (viii)  RETURNED  PRODUCTS.   All  Liabilities  of  any  Asset  Sale
                    ------------------
Subsidiary in respect of products of the Business returned for credit, refund or replacement after the Closing Date; and

            (ix) TAXES. All Liabilities of any Asset Sale Subsidiary relating to
                 -----
the Business in respect of Taxes other than to the extent the Seller is obligated to indemnify Buyer under Section 7.1(a).

            "AUS GST" means the goods and services tax as imposed by the AUS GST
             -------
Law.

            "AUS GST ACT" means A New Tax System (Goods and Services Tax) Act
             -----------
1999, or, if that Act does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia.

            "AUS GST LAW" has the meaning given to that term in the AUS GST Act.
             -----------

            "BASE PURCHASE PRICE" shall have the meaning set forth in Section
             -------------------
2.1(b).

            "BENEFITS CONTINUATION PERIOD" shall have the meaning set forth in
             ----------------------------
Section 8.1(b).

            "BIANCHIS" shall have the meaning set forth in Section 2.7.
             --------

            "BIANCHI PURCHASE PRICE" shall have the meaning set forth in Section
             ----------------------
2.7.

            "BIANCHI RIGHT OF FIRST REFUSAL" shall have the meaning set forth in
             ------------------------------
Section 2.7.

            "BIANCHI SHAREHOLDERS AGREEMENT" shall have the meaning set forth in
             ------------------------------
Section 2.7.

            "BIANCHI SHARES" shall have the meaning set forth in Section 2.7.
             --------------

            "BULK CANADIAN MATURING STOCKS" shall mean unfinished and unblended
             -----------------------------
and blended grain and malt whiskeys produced in Canada.

            "BULK SCOTCH MATURING STOCKS" shall mean unfinished and unblended
             ---------------------------
and blended grain and malt whiskeys produced in Scotland.

            "BUSINESS" shall mean the worldwide spirits, wines, spirit, wine and
             --------
malt coolers, other malt beverages, fortified wines, non-alcoholic mixers and other alcoholic and non-alcoholic beverages businesses (including the production, marketing, promotion, distribution and sale of such mixers and beverages and operations (including retail operations) in respect of such products) as conducted at the time in question by the Seller and its Subsidiaries, including the Asset Sale Subsidiaries and the Spirits Subsidiaries together with any activities reasonably and primarily ancillary thereto, but excluding any such businesses or activities conducted by the Seller prior to its acquisition of SCL.

            "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday
             ------------
or other day on which commercial banks are required by law to be closed in Montreal, Canada, New York, New York, Paris, France or London, England.

            "BUSINESS EMPLOYEES" shall have the meaning set forth in Section
             ------------------
4.13(a).

            "BUYER A" shall have the meaning set forth in the heading of this
             -------
Agreement.

            "BUYER A CONFIDENTIALITY AGREEMENT" shall mean the confidentiality
             ---------------------------------
agreement, dated as of September 8, 2000, between SCL and Buyer A.

            "BUYER A PROPORTION" shall mean initially 38.6% and shall thereafter
             ------------------
be the percentage notified jointly in writing to the Seller by the Buyers; provided that (i) at all times the sum of the Buyer A Proportion and the Buyer B Proportion shall be equal to 100% and (ii) at no time shall the Buyer A Proportion be less than 10%.

            "BUYER B" shall have the meaning set forth in the heading of this
             -------
Agreement.

            "BUYER B CONFIDENTIALITY AGREEMENT" shall mean the confidentiality
             ---------------------------------
agreement, dated as of September 8, 2000, between SCL and Buyer B.

            "BUYER B PROPORTION" shall mean initially 61.4% and shall thereafter
             ------------------
be the percentage specified jointly in writing by the Buyers; provided that (i) at all times the sum of the Buyer A Proportion and the Buyer B Proportion shall be equal to 100% and (ii) at no time shall the Buyer B Proportion be less than 50%.

            "BUYER COMMON SHARES" shall have the meaning set forth in Section
             -------------------
8.15(a).

            "BUYER INDEMNIFIED PARTIES" shall have the meaning set forth in
             -------------------------
Section 10.1(a).

            "BUYER INTERNATIONAL PLANS" shall have the meaning set forth in
             -------------------------
Section 8.8(a)(ii).

            "BUYER MATERIAL ADVERSE EFFECT" shall mean any change or effect that
             -----------------------------
is materially adverse to the ability of any Buyer to consummate the transactions contemplated hereby.

            "BUYERS" shall have the meaning set forth in the heading of this
             ------
Agreement.

            "BUYERS' ACTUARIES" shall mean the actuaries appointed by the Buyers
             -----------------
and notified to the Seller for the purpose of Section 8.13.

            "BUYERS' BENEFIT PLANS" shall have the meaning set forth in Section
             ---------------------
8.1(c).

            "BUYERS' CANADIAN PENSION PLANS" shall have the meaning set forth in
             ------------------------------
Section 8.14(b).

            "CALCULATION" shall have the meaning set forth in Section 2.8(a).
             -----------

            "CALIFORNIA GROWERS PENSION PLAN" shall have the meaning set forth
             -------------------------------
in Section 8.7(b).

            "CANADIAN  DB PLANS"  shall mean the  following  Canadian  Pension
             ------------------
Plans of SCL: the Retirement Plan for Salaried Employees of Joseph E. Seagram & Sons, Limited and Affiliated Companies, the Pension Plan for
Certain Salaried Employees of Joseph E. Seagram & Sons, Limited and Affiliated Companies, the Retirement Plan for Hourly-Rated Employees (C.A.W.) of Joseph E. Seagram & Sons, Limited and Affiliated Companies, the Retirement Plan for Certain Hourly-Rated Employees of Joseph E. Seagram & Sons, Limited and Affiliated Companies, the Pension Plan for Hourly-Rated Employees of Joseph E. Seagram & Sons, Limited and Affiliated Companies, and the Canadian Supplemental Pension Plan of Joseph E. Seagram & Sons, Limited, as amended.

            "CANADIAN PENSION PLANS" shall mean all Company Plans which are
             ----------------------
sponsored or maintained by SCL or any of the Spirits Subsidiaries for the benefit of Business Employees and which are registered pension plans (as defined in the Income Tax Act (Canada)) but, for greater certainty, excluding the Canada Pension Plan, the Quebec Pension Plan and any similar plans, programs or arrangements which are required to be maintained or contributed to by reason of Applicable Laws.

            "CAPTAIN MORGAN ASSETS" shall have the meaning set forth in Section
             ---------------------
2.5(g)(iii).

            "CAPTAIN MORGAN DAMAGES" shall have the meaning set forth in Section
             ----------------------
2.5(c).

            "CAPTAIN MORGAN LIABILITIES" shall have the meaning set forth in
             --------------------------
Section 2.5(g)(vi).

            "CAPTAIN MORGAN OPERATING AGREEMENT" shall have the meaning set
             ----------------------------------
forth in Section 2.5(b)(ii)(B)(II).

            "CAPTAIN MORGAN RECORDS" shall have the meaning set forth in Section
             ----------------------
2.5(g)(i)(F).

            "CASH EQUIVALENTS" shall mean, collectively, cash, bonds, notes and
             ----------------
commercial paper with a maturity of not more than six months which are rated at least A1 by Standard & Poor's Corporation or at least P1 by Moody's Investor Services Inc. and bonds, notes and commercial paper with a maturity of not more than six months which are held and/or managed by financial institutions which themselves are rated at least A1 by Standard & Poor's Corporation or at least P1 by Moody's Investors Services Inc. owned by the Seller and the Asset Sale Subsidiaries.

            "CAUSE" shall have the meaning set forth in Section 8.15(a).
             -----

            "CHARTER DOCUMENTS" shall have the meaning set forth in Section 4.2.
             -----------------

            "CITRIC LITIGATION" shall have the meaning set forth in the
             -----------------
definition of Retained Assets.

            "CLAIM NOTICE" shall have the meaning set forth in 10.3(a).
             ------------

            "CLOSING" shall have the meaning set forth in Section 3.1.
             -------

            "CLOSING DATE" shall have the meaning set forth in Section 3.1.
             ------------

            "CLOSING NET INDEBTEDNESS" shall have the meaning set forth in
             ------------------------
Section 2.8(a).

            "CLOSING NET WORKING CAPITAL" shall mean, as of the Closing, the
             ---------------------------
excess, if any, of all current assets over all current liabilities of (i) the Spirits Subsidiaries and (ii) the Asset Sale Subsidiaries with respect to the Business and which respectively constitute Transferred Assets and Assumed Liabilities in each case in the following categories: inventories, receivables, net of allowances, other current assets, accounts payable and accrued liabilities determined in accordance with GAAP as modified by Schedule A and on a basis consistent with the June 30 Balance Sheet and using the same foreign currency exchange rates as used in the preparation of the June 30, 2000 Balance Sheet.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended.
             ----

            "COMPANY PLANS" shall have the meaning set forth in Section 4.13(a).
             -------------

            "COMPANY RETIREE WELFARE PLANS" shall have the meaning set forth in
             -----------------------------
Section 8.4.

            "COMPANY TOP HAT PLANS" shall have the meaning set forth in Section
             ---------------------
8.9.

            "CONSENT" shall mean any waiver of a breach, consent, approval,
             -------
qualification, license, permit, order or authorization.


            "CONSENTING MEMBER" shall mean a person:
             -----------------

                  (i) who is an Assumed Employee and a Member at the UK Pension Transfer Date;

                  (ii)  who begins to accrue retirement benefits as stated in
                        Section 8.13(b)(ii) under a New Plan as of the UK Pension Transfer Date and who continues to accrue those benefits at the Due Payment Date where the New Plan is able to receive a transfer payment in respect of the whole of the Member's benefits in the Seagram Distillers Scheme; and

                  (iii) from whom the Seagram Distillers Scheme receives a
                        signed request for a transfer payment in respect of his past service rights to be made to a New Plan and who does not, before the transfer payment is made, withdraw his request or die or become entitled to the payment of immediate benefits under the Seagram Distillers Scheme.

            "CONTRACT" shall mean any contract, lease, permit, agreement, order
             --------
or instrument, commitment or undertaking whether written or unwritten.

            "CONTROL" (including its correlative meanings "controlled by" and
             -------
"under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or the policies of any Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

            "CONVERSION RATIO" shall have the meaning set forth in Section
             ----------------
8.15(a).

            "CPA FIRM" shall have the meaning set forth in Section 2.8(d).
             --------

            "DEFAULT GST" means any additional AUS GST, penalty, interest or
             -----------
other sum levied against the Seller under the AUS GST Law by reason of non or late payment of the AUS GST payable in respect of the supply of any or all of the assets of the Business.

            "DE MINIMIS LOSSES" shall have the meaning set forth in Section
             -----------------
10.5(a)(ii).

            "DERIVATIVE TRANSACTIONS" shall mean any rate swap transactions,
             -----------------------
basis swap, forward rate transaction, commodity swap, commodity option, equity, or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or other similar transactions (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

            "DOJ" shall have the meaning set forth in Section 6.3(b).
             ---

            "DUE PAYMENT DATE" shall mean a date notified by the Seller to the
             ----------------
Buyers which is no later than one month after all the Transfer Conditions have been satisfied, provided they then remain satisfied.

            "ENVIRONMENTAL LAW" shall mean any Applicable Law in effect as of
             -----------------
the date hereof relating to, or imposing standards regarding, the protection of the environment or health and safety as affected by conditions in the environment.

            "ERISA" shall have the meaning set forth in Section 4.13(a).
             -----

            "ERISA AFFILIATES" shall have the meaning set forth in Section
             ----------------
8.6(b)(iii).

            "ESTIMATED CLOSING NET INDEBTEDNESS" shall have the meaning set
             ----------------------------------
forth in Section 2.4.

            "ESTIMATED CLOSING NET INDEBTEDNESS SCHEDULE" shall have the meaning
             -------------------------------------------
set forth in Section 2.4.

            "EUROPEAN COMMUNITY MERGER CONTROL REGULATION" shall mean the
             --------------------------------------------
European Union Council Regulation (EEC) No. 4064/89 of December 21, 1989 on the control of concentrations between undertakings, as amended by the European Council Regulation (EC) No. 1310/97 of June 30, 1997.

            "FAIR MARKET VALUE" shall, for purposes of calculating Net
             -----------------
Indebtedness, mean, as of a date of calculation, the value as determined based where available on, quoted market prices in the most active trading market, or otherwise calculated as the net present value of each obligation or Derivative Transaction's future cash flows discounted at a rate equal to the prevailing market rate of interest for instruments with substantially the same terms and characteristics.

            "FILING" shall mean any registration, declaration, notification or
             ------
filing.

            "FINANCIAL STATEMENTS" shall have the meaning set forth in Section
             --------------------
4.8.

            "FORM S-8" shall have the meaning set forth in Section 8.15(d).
             --------

            "FTC" shall have the meaning set forth in Section 6.3(b).
             ---

            "GAAP" shall mean those generally accepted accounting principles
             ----
used in the United States and recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board.

            "GOVERNMENTAL ENTITY" shall mean any U.S. federal, state or local
             -------------------
government or governmental entity or any foreign government or governmental entity or any political or other subdivision, department or branch thereof or any regulatory, administrative or other agency or any court or tribunal of any of the foregoing.

            "GST ACT" shall have the meaning set forth in Section 7.9(c).
             -------

            "GST AMOUNT" means in relation to an AUS Taxable Supply the amount
             ----------
of AUS GST for which the supplier is liable in respect of the AUS Taxable Supply calculated on the basis that the value of the AUS Taxable Supply is the consideration payable for the AUS Taxable Supply excluding any amount payable pursuant to Section 7.9(d).

            "HAZARDOUS MATERIALS" shall mean any hazardous or toxic substance,
             -------------------
material or waste defined, listed or classified as such in any Environmental Law, including asbestos, petroleum, polychlorinated biphenyls and urea-formaldehyde insulation.

            "HOUSE OF SEAGRAM UK" shall mean The House of Seagram Limited, a
             -------------------
U.K. limited company and an indirect wholly-owned Subsidiary of the Seller.

            "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements
             -------
Act of 1976, as amended.

            "ICA" shall mean the Investment Canada Act, R.S.C.  1985, C.28, as
             ---
amended.

            "INCOME TAX" or "INCOME TAXES" shall mean any Tax based upon,
             ----------      ------------
measured by, or calculated with respect to income or profits (including any capital gains Tax, minimum Tax and any Tax on items of Tax preference, but not including sales, use, real or personal property, gross receipts, Transfer Taxes or similar Taxes).

            "INDEMNIFIED PARTY" shall have the meaning set forth in Section
             -----------------
10.3(a).

            "INDEMNIFIED REPRESENTATIVE" shall have the meaning set forth in
             --------------------------
Section 6.6(a).

            "INDEMNIFYING PARTY" shall have the meaning set forth in Section
             ------------------
10.3(a).

            "INDEMNITY AMOUNT" shall have the meaning set forth in Section
             ----------------
2.5(b)(i).

            "INPUT TAX CREDIT" has the meaning given to that term by the AUS GST
             ----------------
Law.

            "INSURED BUYER LOSS" shall have the meaning set forth in Section
             ------------------
6.13.

            "INSURED SCL LOSS" shall have the meaning set forth in Section 6.13.
             ----------------

            "INTELLECTUAL PROPERTY" shall mean (i) patents, (ii) trademarks,
             ---------------------
trade names, brand names, corporate names, domain names, logos, trade dress and service marks, together with the goodwill of the business appurtenant thereto,
(iii) copyrights and copyright registrations, (iv) inventions, (v) rights related to software, (vi) trade secrets and (vii) know-how, formulas and processes, in each case, whether registered or unregistered and any registrations and applications for registration thereof.

            "INTERNATIONAL PENSION PLAN" shall have the meaning set forth in
             --------------------------
Section 8.8(a).

            "INVESTMENT CANADA  UNDERTAKING" shall mean Schedule A attached to
             ------------------------------
the letter dated October 13, 2000 from Vivendi S.A., 3744531 Canada Inc. and 3045479 Nova Scotia Company addressed to the Minister Responsible for ICA (Minister of Industry (Canada)).

            "ITA" shall have the meaning set forth in Section 2.6.
             ---

            "JES"  shall  mean  Joseph E.  Seagram & Sons,  Inc.,  an  Indiana
             ---
corporation and an indirect wholly-owned Subsidiary of the Seller.

            "JES OFFERS TO PURCHASE" shall have the meaning set forth in Section
             ----------------------
4.19.

            "JES PENSION PLAN" shall have the meaning set forth in Section
             ----------------
8.7(a).

            "JES PUBLIC INDEBTEDNESS" shall have the meaning set forth in
             -----------------------
Section 4.19.

            "JUNE 30 BALANCE SHEET" shall have the meaning set forth in Section
             ---------------------
4.8.

            "JUNE 30 NET WORKING CAPITAL" shall mean $2,141,000,000, subject to
             ---------------------------
adjustments as set forth on Schedule A.

            "KIRIN MASTER AGREEMENT" shall have meaning set forth in Section
             ----------------------
6.1.

            "KNOWLEDGE" shall mean (i) with respect to the Seller, the actual
             ---------
knowledge of the persons set forth on Schedule 1.1(a), (ii) with respect to Buyer A, the actual knowledge of the persons set forth on Schedule 1.1(b) and
(iii) with respect to Buyer B, the actual knowledge of the persons set forth on
Schedule 1.1(c).

            "LEASED PROPERTIES" shall have the meaning set forth in Section
             -----------------
4.17.

            "LIABILITIES" shall mean any and all debts, liabilities, commitments
             -----------
and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, whenever or however arising and whether or not the same would be required by GAAP or any other accounting principles or standards to be reflected in financial statements or disclosed in the notes thereto.

            "LIBOR" shall mean the three-month London Inter Bank Offered Rate
             -----
listed on the money tables in the Wall Street Journal, New York City edition.

            "LIENS" shall mean, collectively, any liens, claims, security
             -----
interests, options, rights of first refusal or first offer, charges or other encumbrances.

            "LOSSES" shall mean all losses, damages, liabilities (arising out
             ------
of, relating to or resulting from claims, charges, actions, suits, proceedings or otherwise), costs and expenses, including interest, penalties, court costs and reasonable attorneys' fees and expenses.

            "MATERIAL ADVERSE EFFECT" shall mean any change or effect that is
             -----------------------
materially adverse (i) to the ability of the Seller to consummate the transactions contemplated hereby or (ii) to the financial condition, assets, properties or results of operations of the Business, taken as a whole, other than as a result of, arising from or relating to, directly or indirectly, (A) changes in prevailing interest rates, (B) changes in general economic or market conditions, (C) changes or developments in any industry in which the Business operates, (D) compliance with any covenant set forth in this Agreement or any Related Agreement (other than any covenant to act in the ordinary course of business that restricts the conduct of the Business) and any actions required to be taken pursuant to this Agreement to obtain any Consent under Applicable Law for the consummation of the transactions contemplated by this Agreement or any Related Agreement, (E) changes in customer demand, including seasonal changes and (F) changes in Applicable Law or accounting regulations or principles or interpretations thereof.

            "MEMBER" shall mean, at any time or during any period specified in
             ------
Section 8.13, an active member of the Seagram Distillers Scheme (including a member who is temporarily absent on maternity or paternal leave) excluding any person who is a member for the purpose only of the lump sum death in service benefit.

            "MEMBER LIABILITIES" shall mean, in relation to a Canadian DB Plan,
             ------------------
the greater of going concern liabilities and solvency liabilities relating to benefits accrued by Assumed Employees who are members of such Canadian DB Plan, calculated as at the Closing Date using the actuarial methods and assumptions used in preparing the last actuarial valuation report prepared in respect of such Canadian DB Plan, except, where applicable, that an assumption of future increases of 4%, or such other percentage as has been agreed upon through collective bargaining, per annum from 2005 in the change in the Revenue Canada maximum pension benefit should be added to reflect the corresponding plan improvement that was made after the last valuation.

            "MINORITY INTERESTS" shall have the meaning set forth in Section
             ------------------
4.3(d).

            "MUMM" shall have the meaning set forth in the definition of
             ----
Retained Liabilities.

            "NET INDEBTEDNESS" shall mean, as of any date, the amount equal to
             ----------------
(i) the sum of (A) the greater of the principal amount of or the Fair Market Value of all outstanding indebtedness of the Spirits Subsidiaries for borrowed money owed to third parties as of such date, including contractually required prepayment costs (except to the extent that any such indebtedness has been defeased), (B) the Fair Market Value of obligations in respect of all Derivative Transactions of the Spirits Subsidiaries and Derivative Transactions included in the Assumed Liabilities not discharged prior to the Closing in accordance with
Section 6.11 hereof, including any penalty and cancellation cost, (C) accrued interest payable by the Spirits Subsidiaries, (D) all obligations of the Spirits Subsidiaries and obligations included in the Assumed Liabilities under leases capitalized in accordance with GAAP and (E) all intercompany indebtedness not discharged prior to the Closing or purchased by the Buyers in accordance with the terms of this Agreement owed by a Spirits Subsidiary to any Person other than a Spirits Subsidiary or otherwise included in the Assumed Liabilities (to the extent owed to any Person other than a Spirits Subsidiary) (other than intercompany payables and loans for goods or services provided in the ordinary course of business of the Business or for the services contemplated to continue pursuant to the Transition Services Agreement) minus (ii) Cash Equivalents (but shall exclude any proceeds in connection with the exercise of any rights of first refusal, rights of first offer or similar rights, other than any proceeds received in connection with the exercise of the Serralles ROFR, if any, or the Bianchi Right of First Refusal) of the Spirits Subsidiaries; provided that Cash Equivalents shall be net of any tax withholding or other costs and expenses associated with the free distribution of such cash.

            "NEW PLAN" shall mean the pension scheme or schemes described in
             --------
Section 8.13(b) and, where the context permits, includes its or their trustees.

            "NON-U.S. CAPTAIN MORGAN ASSETS" shall have the meaning set forth in
             ------------------------------
Section 2.5(g)(ii).

            "NON-U.S. CAPTAIN MORGAN LIABILITIES" shall have the meaning set
             -----------------------------------
forth in Section 2.5(g)(v).

            "NORMAL  BUSINESS  HOURS"  shall  mean the  hours  Monday  through
             -----------------------
Friday between 9:00 a.m. and 5:00 p.m., local time, on any business day in the place in question.

            "NOTICE PERIOD" shall have the meaning set forth in Section 10.3(a).
             -------------

            "NZ GST" shall have the meaning set forth in Section 7.9(c).
             ------

            "OTHER GOVERNMENTAL CONSENTS" shall have the meaning set forth in
             ---------------------------
Section 6.3(c).

            "OWNED PROPERTIES" shall have the meaning set forth in Section 4.17.
             ----------------

            "PATRON AGREEMENT" shall have the meaning set forth in the
             ----------------
definition of Retained Assets.

            "PATRON GUARANTEE" shall have the meaning set forth in Section
             ----------------
6.17(b).

            "PATRON MUTUAL RELEASE" shall have the meaning set forth in Section
             ---------------------
6.17(b).

            "PAYMENT" means any amount payable under or in connection with this
             -------
Agreement including any amount payable by way of indemnity, reimbursement or otherwise and includes the provision of any non-monetary consideration.

            "PENSION PLAN" shall have the meaning set forth in Section 4.13(f).
             ------------

            "PERMITTED LIENS" shall mean, collectively, (i) any Liens disclosed
             ---------------
in the Financial Statements, (ii) Liens for Taxes, assessments and other governmental charges not yet due and payable or, if due, not delinquent or being contested in good faith by appropriate proceedings, (iii) mechanics', workmen's, repairmen's, warehousemen's, landlord's, carriers' or other like Liens, including all statutory Liens, arising or incurred in the ordinary course of business, (iv) original purchase price conditional sales Contracts and equipment leases with third parties entered into in the ordinary course of business, (v) Liens in respect of pledges or deposits under worker's compensation laws or similar legislation, unemployment insurance or other types of social security or to secure the performance of statutory obligations, surety and appeal bonds, bids, leases, government Contracts and similar obligations, (vi) Liens attributable to the actions of the Buyers or their Affiliates, (vii) municipal by-laws, development, facility cost sharing and servicing Contracts and zoning, building or planning restrictions or regulations, (viii) Liens in respect of easements, permits, licenses, rights-of-way and other similar restrictive covenants or encroachments or irregularities in, or exceptions to, title and any conditions with respect to real property are shown by a current survey or title report or other public record, as of the date hereof, or that are not material to the use or utility of the underlying asset, (ix) Liens disclosed on Schedule 1.1(d), (x) Liens and defects or irregularities in title or other encumbrances that do not materially affect the value or use of the underlying asset and (xi) restrictions on transfer arising under Applicable Law.

            "PERSON" shall mean any individual, corporation, limited liability
             ------
company, partnership, joint venture, trust, estate, association, organization, labor union, Governmental Entity or other entity.

            "PREMIUM 401(K) PLAN" shall have the meaning set forth in Section
             -------------------
8.6(a).

            "PRE-CLOSING ENVIRONMENTAL CONDITION" shall mean any release of
             -----------------------------------
Hazardous Materials or violation of, non-compliance with or liability under any applicable Environmental Law prior to the Closing, but shall not include the removal of any underground tank, electrical equipment containing polychlorinated biphenyls or asbestos that complies with all applicable

Environmental Laws as of the Closing and has not otherwise released any Hazardous Materials into the environment or any Transferred Asset or asset or property of the Spirits Subsidiaries at or prior to the Closing.

            "PURCHASE PRICE" shall have the meaning set forth in Section 2.1(a).
             --------------

            "QUALIFIED RETIREE WELFARE BENEFIT EMPLOYEE" shall have the meaning
             ------------------------------------------
set forth in 8.4.

            "QUIDS" shall have the meaning set forth in Section 6.12(b).
             -----

            "RECORDS" shall have the meaning set forth in Section 6.4(c).
             -------

            "REGULATORY AMOUNT" shall have the meaning set forth in Section
             -----------------
8.14(d)(vii).

            "RELATED AGREEMENTS" shall mean the following:
             ------------------

            (i)   ASSUMPTION     AGREEMENT.     An    assumption     agreement
                  ------------------------
substantially in the form attached hereto as Exhibit I;

            (ii)  ASSIGNMENT  AND  BILL OF  SALE.  An  assignment  and bill of
                  ------------------------------
sale substantially in the form attached hereto as Exhibit II;

            (iii) TRADEMARK ASSIGNMENT.  A trademark assignment  substantially
                  --------------------
in the form attached hereto as Exhibit III;

            (iv)  PATENT  ASSIGNMENT.  A patent  assignment  substantially  in
                  ------------------
the form attached hereto as Exhibit IV;

            (v)   COPYRIGHT ASSIGNMENT.  A copyright assignment  substantially
                  --------------------
in the form attached hereto as Exhibit V;

            (vi)  TRANSITION  SERVICES  AGREEMENT.   The  Transition  Services
                  -------------------------------
Agreement; and

            (vii) CAPTAIN  MORGAN  OPERATING  AGREEMENT.  If  applicable,  the
                  -------------------------------------
Captain Morgan Operating Agreement.

            "RESOLUTION PERIOD" shall have the meaning set forth in Section
             -----------------
2.8(c).

            "RESOLVED ITEMS" shall have the meaning set forth in Section 2.8(c).
             --------------

            "RETAINED ASSETS" shall mean (i) those assets listed on Schedule
             ---------------
1.1(e), including any and all of the Intellectual Property rights relating solely thereto, (ii) all assets, properties, rights, privileges, claims and agreements of every kind and nature, real and personal, tangible and intangible, absolute or contingent which are held directly or indirectly by any Asset Sale Subsidiary (other than the Transferred Shares, the Transferred Minority Interests and any assets, properties, rights, privileges, claims and Contracts of the Spirits Subsidiaries) not otherwise included in the definition of Transferred Assets and (iii) the following:

            (A)  THIS  AGREEMENT.  The  consideration  delivered  to the  Seller
                 ---------------
pursuant to this Agreement and all rights of the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, under this Agreement and the Related Agreements and any instruments delivered to any of them by the Buyers pursuant to or in connection with this Agreement or any Related Agreement;

            (B)  CASH  EQUIVALENTS.  All  Cash  Equivalents  of any  Asset  Sale
                 -----------------
Subsidiary;

            (C) TAX  REFUNDS.  Any  refund  of Taxes  paid by the  Seller or its
                ------------
Subsidiaries (including the Spirits Subsidiaries) other than refunds, if any, to which the Buyers are entitled under Section 7.2(a);

            (D)  INSURANCE  POLICIES.  All  insurance  policies  of SCL  and its
                 -------------------
Subsidiaries (other than Seagram SGPS, Sandeman, Seagram Distillers, House of Seagram UK, Seagram Australia, Seagram N.Z. and the Spirits Subsidiaries) and all rights of the Seller and its Subsidiaries (other than Seagram SGPS, Sandeman, Seagram Distillers, House of Seagram UK, Seagram Australia, Seagram N.Z. and the Spirits Subsidiaries) of every nature and description under or relating to such insurance policies;

            (E) EMPLOYEE BENEFIT ASSETS.  Those assets to be retained by SCL and
                -----------------------
its Subsidiaries (other than Seagram SGPS, Sandeman, Seagram Distillers, House of Seagram UK, Seagram Australia, Seagram N.Z. and the Spirits Subsidiaries) as provided pursuant to Article VIII;

            (F)  SERRALLES  RIGHT OF  FIRST  REFUSAL.  All  items  deemed  to be
                 -----------------------------------
Retained Assets pursuant to Section 2.5;

            (G) OTHER THIRD PARTY RIGHTS. All items deemed to be Retained Assets
                ------------------------
pursuant to Section 2.6;

            (H) INTERCOMPANY  RECEIVABLES.  All intercompany  receivables due to
                -------------------------
and loans from SCL or any of its Subsidiaries or Affiliates (other than the Spirits Subsidiaries), on the one hand, from or to any Spirits Subsidiary or Asset Sale Subsidiary, on the other hand, not settled on or prior to the Closing or purchased by Buyers pursuant to Section 6.5(a);

            (I) LITIGATION. (x) All payments or other compensation to be paid by
                ----------
St. Maarten Spirits Limited or St. Maarten Spirits, Ltd., to JES under the Settlement and Forbearance Agreement, dated as of October 30, 2000, between JES, SCL, JDC S.A. de C.V., JDC Services S.A. de C.V. and Tequila Don Julio S.A. de C.V. d/b/a Tequila Tres Magueyes and Tequila Don Julio, on the one hand, and St. Maarten Spirits Limited, St. Maarten Spirits, Ltd., International Spirit Company Limited, Martin Crowley and John Paul Dejoria (the "PATRON AGREEMENT"), all
                                                       -----------------
rights and obligations of JES under the Patron  Agreement  (other than paragraph
13) and the related Judgment entered September 13, 2000 (including all rights to sue and enforce such Judgment), all rights and obligations of SCL under the Patron Agreement and all rights and obligations of JES under the Patron Guarantee;

            (y) All payments or other compensation to be received pursuant to any distribution of the settlement funds established in the litigation known as "In Re: Citric Acid Antitrust Litigation" pending in the United States District Court for the Northern District of California, MDL Docket No. 1092 and Master File No. C-95-2963 (CAL.) ("CITRIC LITIGATION"); and
        -----------------

            (J) U.S. TRADEMARK APPLICATION FOR THE EXPERIENCE IS EVERYTHING. Any
                -----------------------------------------------------------
      and all rights hereafter acquired, owned or controlled by JES, in United States Trademark Application Serial No. 75/803703 THE EXPERIENCE IS EVERYTHING.

            "RETAINED EMPLOYEES" shall have the meaning set forth in Section
             ------------------
4.13(j).

            "RETAINED LIABILITIES" shall mean, except as otherwise provided in
             --------------------
this Agreement, the following:

            (i)  INDEBTEDNESS.  All  indebtedness  for  borrowed  money  and any
                 ------------
guarantees  and  accrued   interest  in  respect   thereof  of  the  Asset  Sale
Subsidiaries, including indebtedness to SCL or any of its Subsidiaries or Affiliates (other than indebtedness to a Spirits Subsidiary which shall be an Assumed Liability);

            (ii) RETAINED ASSETS.  All Liabilities to the extent arising out of,
                 ---------------
resulting from or related to the Retained Assets;

            (iii)  SERRALLES  RIGHT OF FIRST  REFUSAL.  All  items  deemed to be
                   ----------------------------------
Retained Liabilities pursuant to Section 2.5;

            (iv) INTERCOMPANY  PAYABLES AND LOANS. All intercompany payables due
                 --------------------------------
from and loans to SCL or any of its Subsidiaries or Affiliates (other than the Spirits Subsidiaries), on the one hand, to or from any Spirits Subsidiary or Asset Sale Subsidiary, on the other hand, not settled on or prior to the Closing or taken into account in determining any net receivables or loans purchased by the Buyers pursuant to Section 6.5(a);

            (v) EMPLOYEE BENEFIT  LIABILITIES.  Those Liabilities to be retained
                -----------------------------
by SCL and its Subsidiaries (other than the Spirits Subsidiaries) as provided for by Article VIII;

            (vi) All Liabilities to the extent arising out of, resulting from or related to the Patron Agreement (other than paragraph 13 thereof with respect to JES) and the Citric Litigation;

            (vii) All Liabilities to the extent arising from, relating to or in connection with the termination as a result of the Vivendi Transaction or the transactions contemplated by this Agreement of the distribution relationship between the Seller or any or its Affiliates, on the one hand, and (x) Vin & Spirit Aktiebolag ("V&S") or its Affiliates, on the other hand, relating to the
                    ---
ABSOLUT brand, and/or (y) G.H. Mumm et Cie, Societe Vinicole de Champagne Successeur ("MUMM"), on the other hand, relating to the Mumm brand and
              ----
out-of-pocket expenses incurred pursuant to the requirements of Section 6.17(c), except for any Liabilities to the extent arising from, relating to or in connection with the failure of the Buyers and the Spirits Subsidiaries to comply with Section 6.17(c) following the Closing; and

            (viii) All Liabilities in respect of Taxes to the extent the Seller is obligated to indemnify the Buyers under Section 7.1(a).

            "RETIREE WELFARE BENEFITS" shall have the meaning set forth in
             ------------------------
Section 8.4.

            "RETIREES" shall have the meaning set forth in Section 8.2(a).
             --------

            "SANDEMAN"  shall mean Sandeman & Ca., S.A., a Portuguese  limited
             --------
liability joint stock company and an indirect wholly-owned Subsidiary of the Seller.

            "SCL" shall mean The Seagram Company Ltd., a Canadian  corporation
             ---
and a wholly-owned Subsidiary of the Seller.

            "SCL GUARANTEES" shall have the meaning set forth in Section 6.9(a).
             --------------

            "SCL INSURANCE POLICIES" shall have the meaning set forth in Section
             ----------------------
4.24.

            "SEAGRAM 401(K) PLAN" shall have the meaning set forth in Section
             -------------------
8.6(b)(i).

            "SEAGRAM AUSTRALIA" shall mean Seagram Australia Holdings Pty.
             -----------------
Limited, an Australian proprietary company limited by shares and an indirect wholly-owned Subsidiary of the Seller.

            "SEAGRAM  DISTILLERS"  shall mean Seagram  Distillers  Plc, a U.K.
             -------------------
public limited company and an indirect wholly-owned Subsidiary of the Seller.

            "SEAGRAM DISTILLERS SCHEME" shall mean the Seagram Distillers
             -------------------------
Pension Scheme. Where the context requires, the "Seagram Distillers Scheme" includes its trustees.

            "SEAGRAM N.Z." shall mean Seagram (New Zealand) Limited, a New
             ------------
Zealand limited company and an indirect wholly-owned Subsidiary of the Seller.

            "SEAGRAM  SGPS" shall mean  Seagram  S.G.P.S.,  S.A., a Portuguese
             -------------
limited liability joint stock company and an indirect wholly-owned Subsidiary of the Seller.

            "SEAGRAM UNION 401(K) PLAN" shall have the meaning set forth in
             -------------------------
Section 8.6(a).

            "SEC" shall mean the U.S. Securities and Exchange Commission.
             ---

            "SEC REPORTS" shall mean all publicly available forms, reports,
             -----------
statements and other documents filed with or submitted to the SEC on or after January 1, 1999 and prior to the date hereof by SCL or JES, in each case, excluding all exhibits except the financial statements set forth therein and schedules related thereto and all financial statements incorporated by reference therein.

            "SECOND CLOSING" shall have the meaning set forth in Section
             --------------
2.5(b)(ii).

            "SECTION 338 ALLOCATION" shall have the meaning set forth in Section
             ----------------------
7.8(c).

            "SECTION 338 ALLOCATION SCHEDULE" shall have the meaning set forth
             -------------------------------
in Section 7.8(c).

            "SECTION 338 ELECTIONS" shall have the meaning set forth in Section
             ---------------------
7.8(a).

            "SECTION 338 FORMS" shall have the meaning set forth in Section
             -----------------
7.8(b).

            "SECTION 338 SUBSIDIARIES" shall have the meaning set forth in
             ------------------------
Section 7.8(a).

            "SELLER" shall have the meaning set forth in the heading of this
             ------
Agreement.

            "SELLER INTERNATIONAL PENSION PLAN" shall have the meaning set forth
             ---------------------------------
in Section 8.8(a)(ii).

            "SELLER RETURNS" shall have the meaning set forth in Section 7.4(a).
             --------------

            "SELLING SUBSIDIARIES" shall have the meaning set forth in Section
             --------------------
4.3(a).

            "SERRALLES" shall have the meaning set forth in Section 2.5(a).
             ---------

            "SERRALLES AGREEMENTS" shall mean: (i) the Supply Agreement, dated
             --------------------
as of October 18, 1985, between Serralles and JES; (ii) the Letter Agreement, dated as of April 30, 1986, between Serralles and JES; (iii) the Supplemental Agreement to the Supply Agreement, dated as of April 30, 1986, between Serralles and JES; (iv) the Amendment and Waiver to the Supply Agreement, dated as of November 27, 1991, between Serralles and JES; (v) the Amendment to the Supply Agreement, dated as of February 1, 1993, between Serralles and JES; (vi) the Extension Agreement, dated as of November 9, 1999, between Serralles and JES;
(vii) the Bulk Rum Supply Agreement, dated as of November 9, 1999, between Serralles and JES; (viii) the Confidentiality Agreement, dated as of May 31, 1985, between Serralles and SCL; (ix) the Asset Purchase Agreement, dated as of October 1, 1985, between Puerto Rico Distillers, Inc. and Serralles; (x) the Amendment to Asset Purchase Agreement, dated as of October 18, 1985, between Puerto Rico Distillers, Inc. and Serralles; (xi) the Bottling Agreement, dated as of October 18, 1985, between Serralles and JES; (xii) the Trademark License Agreement, dated as of October 18, 1985, between Seagram United Kingdom Limited (also trading as Captain Morgan Rum Distillers), Puerto Rico Distillers, Inc., JES and Serralles; (xiii) the Supplemental Agreement, dated as of October 1, 1985, between JES and Serralles; (xiv) the Supplemental Agreement, dated as of October 1, 1985, between SCL and Serralles; (xv) the Release, dated as of November 27, 1991, among Serralles, JES and Jim Beam Brands Co.; (xvi) the Puerto Rico Distribution Agreement, dated as of October 18, 1985, between Seagram Overseas Sales Company (a division of JES) and Serralles; (xvii) the Trademark License Agreement, dated as of October 18, 1985, between JES, Puerto Rico Distillers, Inc. and Serralles; (xviii) the Collection Agency Agreement, dated as of October 18, 1985, between Puerto Rico Distillers, Inc. and Serralles; (xix) the Letter Agreement, dated as of October 1, 1985, between JES and Serralles; (xx) the Letter Agreement, dated as of October 1, 1985, between Puerto Rico Distillers, Inc. and Serralles; and (xxi) the Agreement Concerning Rum Bottling and Termination of U.S. Distribution Agreement and Bottling Agreement, dated as of May 11, 1989, between JES and Serralles.

            "SERRALLES ORDER" shall have the meaning set forth in Section
             ---------------
2.5(b)(i).

            "SERRALLES ROFR" shall have the meaning set forth in Section 2.5(a).
             --------------

            "SERRALLES SELLER" shall have the meaning set forth in Section
             ----------------
2.5(b)(i).

            "SERRALLES SUPPLY AGREEMENT" shall have the meaning set forth in
             --------------------------
Section 2.5(a).

            "SIGNIFICANT SUBSIDIARY" shall mean any direct or indirect
             ----------------------
Subsidiary (other than any Subsidiary which is not more than 50% directly or indirectly owned by SCL) of SCL within the meaning of Rule 1-02 of Regulation S-X of the SEC; provided that, for purposes of such definition, total assets and income from continuing operations before income taxes, extraordinary items and cumulative effect of change in accounting principle of SCL shall be deemed to be the total assets and the income from continuing operations before income taxes, extraordinary items and cumulative effect of change in accounting principle of the Business as reflected in the Financial Statements.

            "SHORTFALL" shall have the meaning set forth in Section 8.13(e)(iv).
             ---------

            "SHORTFALL AMOUNT" shall have the meaning set forth in Section
             ----------------
2.5(c).

            "SPIRITS IP" shall have the meaning set forth in Section 4.15(a).
             ----------

            "SPIRITS PROPERTIES" shall have the meaning set forth in Section
             ------------------
4.17.

            "SPIRITS SUBSIDIARIES" shall mean, collectively, the Transferred
             --------------------
Subsidiaries and all Subsidiaries of the Transferred Subsidiaries as set forth on Schedule 4.1(c).

            "SPIRITS SUBSIDIARY GUARANTEES" shall have the meaning set forth in
             -----------------------------
Section 6.9(c).

            "SPIRITS SUBSIDIARY INSURANCE POLICIES" shall have the meaning set
             -------------------------------------
forth in Section 4.24.

            "ST.  MAARTEN PARTIES" shall have the meaning set forth in Section
             --------------------
6.17(b).

            "STRADDLE RETURNS" shall have the meaning set forth in Section
             ----------------
7.4(a).

            "STUB PERIOD" shall have the meaning set forth in Section 8.3(a).
             -----------

            "SUBSIDIARY" shall mean, as to any Person, any corporation,
             ----------
partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power equal to more than 50% of all voting power of such corporation, partnership or other entity or having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person or in which such Person has more than 50% of the economic interest.

            "SUCCESSOR BUYER" shall have the meaning set forth in Section
             ---------------
8.1(b).

            "SUCCESSOR DEFINED CONTRIBUTION PLAN" shall have the meaning set
             -----------------------------------
forth in Section 8.6(b)(ii).

            "TAX" or "TAXES" shall mean all federal, state, provincial, local,
             ---      -----
territorial and foreign income, profits, franchise, license, capital, capital gains, transfer, ad valorem, wage, severance, occupation, import, custom, gross receipts, payroll, sales, employment, use, property, real estate, excise, value added, goods and services estimated, stamp, alternative or add-on minimum, environmental, withholding and any other taxes, duties, assessments or governmental tax charges of any kind whatsoever, together with all interest, penalties and additions imposed with respect to such amounts.

            "TAX AUTHORITY" shall mean any domestic, foreign, federal, national,
             -------------
state, provincial, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

            "TAX INVOICE" has the meaning given to that term by the AUS GST Law.
             -----------

            "TAX RETURN" shall mean all returns, declarations, reports, forms,
             ----------
claims for refund or information returns or statements relating to Taxes (whether in tangible or electronic form), including any schedule or attachment thereto, and including any amendment thereof filed or to be filed with any Tax Authority in connection with the determination, assessment or collection of Taxes.

            "TAXABLE SUPPLY" has the meaning given to that term by the AUS GST
             --------------
Law.

            "TERMINEES" shall have the meaning set forth in Section 8.2(a).
             ---------

            "THRESHOLD" shall have the meaning set forth in Section 10.5(a)(i).
             ---------

            "TRANSFER CONDITIONS" shall mean all of the following:
             -------------------

            (i) The Buyer or the Successor Buyer has complied with the requirements of Section 8.13(b) and the New Plan is as described in, and complies with, Section 8.13(b)(ii);

            (ii) The Board of Inland Revenue has given written approval to the transfer of assets from the Seagram Distillers Scheme to the relevant New Plan in respect of the Consenting Members and any condition to which that approval is subject is satisfied;

            (iii) The Seagram Distillers Scheme has received the signed requests from the Consenting Members; and

            (iv) The calculation of the UK Transfer Amount has become final and binding as set out in Section 8.13.

            "TRANSFER TAXES" shall mean all sales, value added, goods and
             --------------
services, excise, multi-stage, retail sales, use and land transfer taxes, stamp duties, stamp duty reserve tax and any other similar taxes, duties, assessments or governmental charges, together with all interest, penalties and additions imposed with respect to such amounts.

            "TRANSFERRED ASSETS" shall mean all of the right, title and interest
             ------------------
directly or indirectly held by the Asset Sale Subsidiaries in the assets, properties, rights, privileges, goodwill, claims and agreements of every kind and nature, real and personal, tangible and intangible, absolute or contingent, known or unknown (other than any shares of capital stock or other equity interests or voting securities, including the Transferred Shares, any Transferred Minority Interests and any direct or indirect assets, properties, rights, privileges, claims and agreements of the Transferred Subsidiaries or the Transferred Minority Interests, and other than the Retained Assets) and which primarily relate to, and form part of, the Business as of the Closing Date, including the following:

            (i) BALANCE SHEET ASSETS.  The assets of the Asset Sale Subsidiaries
                --------------------
reflected on the June 30 Balance Sheet (other than any such assets sold or otherwise disposed of since June 30, 2000 in the ordinary course of business consistent with past practice or as permitted by Section 6.1) and all similar assets of the Asset Sale Subsidiaries acquired as part of the Business after June 30, 2000, including:

            (A)  INVENTORY.  (I) All  finished  goods  inventory of the Business
                 ---------
      owned by the Asset Sale Subsidiaries (including any such inventory held by their respective co-packers or brokers) wherever situated, (II) all work-in-progress of the Business owned by the Asset Sale Subsidiaries (including any such work-in-progress held by their respective co-packers),
      (III) all raw materials of the Business of the Asset Sale Subsidiaries (including any such materials held by their respective co-packers), (IV) all unbranded alcohol or liquor products held for sale to third-party bottlers or mixers of products similar to products sold by the Business of the Asset Sale Subsidiaries; (V) all finished goods held by the Asset Sale Subsidiaries for sale through retail establishments that are Transferred Assets and (VI) all packaging and promotional materials of the Asset Sale Subsidiaries to be used primarily in connection with the Business (collectively, the "TRANSFERRED INVENTORY");
                          ---------------------

            (B) REAL PROPERTY.  All real property and interests in real property
                -------------
      owned by the Asset Sale  Subsidiaries (the "TRANSFERRED REAL PROPERTY") as
                                                  -------------------------
      designated on Schedule 4.17, including all buildings, structures and other improvements situated thereon (the "TRANSFERRED FACILITIES") and all
                                              -----------------------
      easements, privileges, rights-of-way and other rights pertaining to the Transferred Real Property, to which any Asset Sale Subsidiary has title, in each case, subject to Permitted Liens and those exceptions (i) set forth on Schedule 4.17 or (ii) which would not have a Material Adverse Effect;

            (C)  MACHINERY AND  EQUIPMENT.  All  machinery,  equipment and other
                 ------------------------
      items of personal property owned or leased by the Asset Sale Subsidiaries which are used primarily in the Business or which are used in the Business and are located at the Transferred Facilities or any real property or facility leased primarily for the conduct of the Business as of the
      Closing  Date  (the  "TRANSFERRED   MACHINERY")  and  all  warranties
                            -----------------------
      and guarantees, if any, express or implied, existing for the benefit of the Asset Sale Subsidiaries in connection with the Transferred Machinery, to the extent transferable; and

            (D) INTELLECTUAL  PROPERTY. All Intellectual Property which pertains
                ----------------------
      to the "Seagram" name or is used primarily in the Business, including any such Intellectual Property set forth on Schedule 4.15(a) (together with the goodwill of the Business represented thereby), subject to (i) all pre-existing licenses and other agreements concerning the same and (ii)
      Section 6.15 (collectively, the "TRANSFERRED INTELLECTUAL PROPERTY");
                                       ---------------------------------

            (ii) BUSINESS  RECORDS.  All Records in the possession of the Seller
                 -----------------
and the Asset Sale Subsidiaries relating to the Business, subject to the provisions of Section 6.4 hereof;

            (iii) CONTRACTS. All Contracts to which any Asset Sale Subsidiary is
                  ---------
a party or by which any of them is bound that relate primarily to the Business, including any confidentiality agreements that relate primarily to the Business, including those agreements listed on Schedule 1.1(f) (collectively, the "ASSIGNED CONTRACTS");
 ------------------

            (iv) CONSENTS.  To the extent  transferable,  all Consents issued to
                 --------
the Asset Sale Subsidiaries by any Governmental Entity which primarily relate to the Business (collectively, the "TRANSFERRED CONSENTS");
                                 --------------------

            (v) EMPLOYEE  BENEFIT ASSETS.  Those assets to be transferred to the
                ------------------------
Buyers as provided for pursuant to Article VIII;

            (vi)  INSURANCE.  All insurance  proceeds and rights  related to the
                  ---------
Business with respect to events or occurrences prior to the Closing;

            (vii)  LITIGATION.  The  assets  related  to all  causes of  action,
                   ----------
lawsuits, judgments, claims and demands of any nature that primarily relate to the Business (other than any Retained Assets or Retained Liabilities); and

            (viii) LICENSES. To the extent transferable,  all licenses,  permits
                   --------
and approvals of the Asset Sale Subsidiaries primarily relating to the Business.

            "TRANSFERRED CONSENTS" shall have the meaning set forth in the
             --------------------
definition of "Transferred Assets".

            "TRANSFERRED EMPLOYEES" shall mean those Business Employees
             ---------------------
associated with the Transferred Assets or otherwise designated by the Buyers and the Seller.

            "TRANSFERRED FACILITIES" shall have the meaning set forth in the
             ----------------------
definition of "Transferred Assets".

            "TRANSFERRED INTELLECTUAL PROPERTY" shall have the meaning set forth
             ---------------------------------
in the definition of "Transferred Assets".

            "TRANSFERRED INVENTORY" shall have the meaning set forth in the
             ---------------------
definition of "Transferred Assets".

            "TRANSFERRED MACHINERY" shall have the meaning set forth in the
             ---------------------
definition of "Transferred Assets".

            "TRANSFERRED MINORITY INTERESTS" shall have the meaning set forth in
             ------------------------------
Section 4.3(d).

            "TRANSFERRED REAL PROPERTY" shall have the meaning set forth in the
             -------------------------
definition of "Transferred Assets".

            "TRANSFERRED SHARES" shall have the meaning set forth in Section
             ------------------
4.3(a).

            "TRANSFERRED SUBSIDIARIES" shall mean those Subsidiaries of the
             ------------------------
applicable Selling Subsidiary as set forth on Schedule 1.1(g).

            "TRANSITIONAL PERIOD" shall mean the period starting on the Closing
             -------------------
Date and ending immediately before the UK Pension Transfer Date.

            "UK PENSION TRANSFER DATE" shall mean in relation to any transfer to
             ------------------------
be made under Section 8.13 the date falling 12 months after the Closing Date or any other date agreed by the Seller and the Buyers in writing.

             "UK REORGANIZATION" shall mean the reorganization of certain of the
              -----------------
United Kingdom companies owned by the Seller (including, without limitation, Chivas Brothers Limited and Chivas 2000 Unlimited) occurring on or about October 27, 2000, details of which were disclosed in the data room.

            "ULTRA AGREEMENTS" shall have the meaning set forth in Section
             ----------------
6.2(d).

            "UNRESOLVED ITEMS" shall have the meaning set forth in Section
             ----------------
2.8(d).

            "U.S.  CAPTAIN  MORGAN ASSETS" shall have the meaning set forth in
             ----------------------------
Section 2.5(g)(i).

            "U.S.  CAPTAIN  MORGAN  INTELLECTUAL   PROPERTY"  shall  have  the
             ----------------------------------------------
meaning set forth in Section 2.5(g)(i)(A).

            "U.S.  CAPTAIN  MORGAN  LIABILITIES"  shall have the  meaning  set
             ----------------------------------
forth in Section 2.5(g)(iv).

            "U.S.  CAPTAIN MORGAN TRADEMARKS" shall have the meaning set forth
             -------------------------------
in Section 2.5(g)(i)(A).

            "V&S" shall have the meaning set forth in the definition of Retained
             ---
Liabilities.

            "VALENTIN BIANCHI" shall have the meaning set forth in Section 2.7.
             ----------------

            "VIVENDI TRANSACTION" shall have the meaning set forth in Section
             -------------------
4.22.

            "VIVENDI  UNIVERSAL"  shall mean Vivendi  Universal S.A., a French
             ------------------
societe anonyme.

            "V/U DESIGNEE" shall have the meaning set forth in Section 8.2(a).
             ------------

            "WARN" shall have the meaning set forth in Section 8.10.
             ----

            SECTION 1.2 RULES OF CONSTRUCTION.  (a) References in this Agreement
                        ---------------------
to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include", "includes" and "including" when used in this Agreement shall be deemed to be followed by the phrase "without limitation". Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof", "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.

            (b) Where an amount of money to be paid or calculated or used in calculation under this Agreement is in or is calculated in a currency other than U.S. Dollars, the amount shall be converted into U.S. Dollars on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York and reported at the time such payment first becomes due or on the date of the relevant calculation.

            (c) For purposes of Article IV and Article VI hereof, the terms "Retained Liabilities" and "Retained Assets" shall be deemed not to include assets or liabilities deemed Retained Assets or Retained Liabilities, pursuant to Article II hereof.


                                   ARTICLE II

                  PURCHASE, SALE AND ASSUMPTION OF LIABILITIES
                  --------------------------------------------

            SECTION  2.1  PURCHASE  AND  SALE  OF THE  TRANSFERRED  SHARES,  THE
                          ------------------------------------------------------
TRANSFERRED  MINORITY  INTERESTS AND THE TRANSFERRED  ASSETS. (a) Upon the terms
------------------------------------------------------------
and subject to the conditions of this Agreement, at the Closing, the Seller shall or shall cause to be sold, conveyed, assigned, transferred and delivered to the Buyers and the Buyers shall purchase and acquire all of the right, title and interest of the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, in and to (i) the Transferred Shares, including all of the outstanding capital stock of JES, (ii) the Transferred Minority Interests and
(iii) the Transferred Assets for an aggregate purchase price of U.S. Dollars 8,150,000,000, as such amount may be adjusted pursuant to Sections 2.4, 2.5, 2.6, 2.7 and/or 6.5 (the "PURCHASE PRICE") in the manner described herein. The
                          --------------
Purchase Price (plus the Assumed Liabilities) shall be allocated as set forth on
Schedule 2.1. Subject to any purchase price adjustment pursuant to Sections 2.4, 2.5, 2.6, 2.7 and/or 6.5, the Buyers and the Seller agree to report the purchase and sale of the Transferred Shares, the

Transferred Minority Interests and the Transferred Assets on any Tax Returns in accordance with the provisions of Schedule 2.1 as adjusted. Subject to the terms hereof, at the Closing, Buyer A shall pay or cause to be paid to the Seller by wire transfer of funds to an account of the Seller (being an account specified by the Seller at least three Business Days prior to the Closing) an amount equal to the product of (i) the Base Purchase Price and (ii) the Buyer A Proportion. Subject to the terms hereof, at the Closing, Buyer B shall pay or cause to be paid to the Seller by wire transfer of immediately available funds to an account of the Seller (being an account specified by the Seller at least three Business Days prior to the Closing) an amount equal to product of (i) the Base Purchase Price and (ii) the Buyer B Proportion.

            (b) The amount (the "BASE PURCHASE  PRICE") to be paid at Closing by
                                 --------------------
Buyer A and Buyer B in the aggregate shall be (i) an amount equal to the excess, if any, of (A) U.S. Dollars 8,150,000,000 over (B) an amount equal to the Estimated Closing Net Indebtedness and (ii) to the extent applicable, subject to adjustment pursuant to Sections 2.5, 2.6 and/or 6.5.

            SECTION 2.2 ASSUMPTION OF LIABILITIES. On the terms and subject to
                        -------------------------
the conditions of this Agreement, at the Closing, Buyer A and Buyer B in the aggregate shall assume and undertake to pay, satisfy and discharge when due, all of the Assumed Liabilities.

            SECTION  2.3  REQUIRED  CONSENTS.  Except to the extent set forth in
                          ------------------
Section 2.5, to the extent that the transactions contemplated hereby, including the sale, conveyance, transfer, assignment or delivery or attempted sale, conveyance, transfer, assignment or delivery to the Buyer of any Transferred Shares, Transferred Minority Interests, Transferred Assets or any assets of the Transferred Subsidiaries, (i) would require any Consent of any Governmental Entity or other third party and such Consent shall not have been obtained prior to the Closing and the receipt of such Consent is not required to satisfy any condition precedent to the Closing set forth in Article IX or (ii) is subject to any injunction, restraining order or decree of any nature of any Governmental Entity which would not prevent any condition precedent to the Closing set forth in Article IX from being satisfied, this Agreement shall not at Closing constitute a sale, conveyance, transfer, assignment or delivery, or an attempted sale, conveyance, transfer, assignment or delivery thereof, to such extent and the applicable Transferred Shares, Transferred Minority Interests, Transferred Assets and/or assets of the Transferred Subsidiaries shall be withheld from any such sale, conveyance, transfer, assignment or delivery at the Closing without any reduction in the Purchase Price and, if necessary and subject to the provisions of this Section 2.3, shall be treated as a Retained Asset under this Agreement. Following the Closing, the parties shall use their reasonable best efforts, and shall cooperate with each other, to obtain promptly any such Consent or to vacate, overturn or otherwise dissolve any such injunction, order or decree. Pending or in the absence of any such Consent or the vacating, overturning or other dissolution of any such injunction, order or decree, the parties shall cooperate with each other in any reasonable and lawful arrangements designed to provide to the Buyers all of the benefits and Liabilities of any such Transferred Shares, Transferred Minority Interests, Transferred Assets or assets of the Transferred Subsidiaries, including at the direction of the Buyers, the disposition of any such Transferred Shares, Transferred Minority Interests, Transferred Assets or assets of the Transferred Subsidiaries to any other Person as if they had been conveyed at Closing and, to the extent retaining assets, such assets shall be managed in all material respects in the manner in which they have been historically managed. Following the Closing, if any such Consent for the sale, conveyance, transfer, assignment or delivery of any such Transferred Shares, Transferred Minority Interests, Transferred Assets or assets of the Transferred Subsidiaries is satisfied or obtained or if any such injunction, order or decree is vacated, overturned or otherwise dissolved, the Seller shall promptly cause to be conveyed, transferred, assigned and delivered to the Buyers, or at the direction of the Buyers, such Transferred Shares, Transferred Minority Interests, Transferred Assets or assets of the Transferred Subsidiaries and the Seller agrees that it shall hold or shall cause to be held any such Transferred Shares, Transferred Minority Interests, Transferred Assets or assets of the Transferred Subsidiaries in accordance with the terms of this Agreement (including all provisions that would otherwise expire as of the Closing, including the provisions of Section 6.1).

            SECTION 2.4 ESTIMATED  ADJUSTMENT TO PURCHASE  PRICE.  At least five
                        ----------------------------------------
Business Days prior to the Closing Date, the Seller shall deliver to the Buyer a schedule (the "ESTIMATED CLOSING NET INDEBTEDNESS SCHEDULE") setting forth the
               ---------------------------------------------
amount reasonably estimated by the Seller to be the aggregate amount of the Closing Net Indebtedness ("ESTIMATED CLOSING NET INDEBTEDNESS") certified by the
                           ----------------------------------
Chief Financial Officer of the Seller. The Estimated Closing Net Indebtedness Schedule shall also identify the obligor of each individual item of indebtedness taken into account in the calculation.

            SECTION 2.5 SERRALLES RIGHT OF FIRST REFUSAL.  (a) The Seller hereby
                        --------------------------------
represents that the Supply Agreement dated as of October 18, 1985, as amended through November 1999 and in effect on the date hereof (the "SERRALLES SUPPLY
                                                               -----------------
AGREEMENT"), between JES and Destileria Serralles, Inc. ("SERRALLES"),  contains
---------                                                 ---------
a provision providing Serralles with a right of first refusal to purchase JES's Captain Morgan rum trademarks under the circumstances set forth in the Serralles Supply Agreement (the "SERRALLES ROFR"). Serralles and Allied Domecq Plc
                          ---------------
("ALLIED")  have  made the  following  public  statements  with  respect  to the
  ------
Serralles ROFR:

      "...they have concluded a strategic alliance regarding the acquisition of Seagram's Captain Morgan rum brand. As part of its existing agreement to supply rum to Seagram, Destileria Serralles has a right of first refusal over any proposed transfer of the Captain Morgan brand, which is being sold in connection with the sale of the Seagram spirits and wine business. Destileria Serralles has undertaken to exercise this right in the event that a party other than Allied Domecq gains control of the Seagram spirits and wine business. In that event, the agreement between Allied Domecq and Destileria Serralles provides Allied Domecq with the right to acquire the Captain Morgan brand."

On December 4, 2000, Serralles filed a complaint in Puerto Rico against Seagram and JES with respect to the Serralles ROFR. The Seller and the Buyers do not agree that Serralles has the right to exercise the Serralles ROFR in connection with the transactions contemplated by this Agreement and the Related Agreements. In connection with such complaint or any other litigation or other adversary proceeding which may result, the Buyers and the Seller wish (i) to provide certainty and finality to the transactions contemplated by this Agreement and the Related Agreements to the extent possible even in the event of an adverse determination in any such litigation or other adversary proceeding addressing the Serralles ROFR and (ii) to avoid the irreparable harm which the U.S. Captain Morgan Assets would suffer if any of such assets, to the extent independently identifiable, were disaggregated from JES and were required to be retained by the Seller and operated on a stand-alone basis by the Seller during the pendency of any such litigation or other adversary proceeding (because the Captain Morgan Assets are not operated in a manner separate from the Business and the Seller will no longer otherwise be in the alcohol beverage business). The Buyers and the Seller have agreed that the provisions set forth in this Section 2.5 shall apply in the event of the above litigation or other adversary proceeding with respect to the Serralles ROFR.

            (b) (i) Following the Closing, if a court or arbitrator issues a final decision or order, subject to no further appellate review, granting injunctive relief, specific performance or declaratory relief upholding the right of Serralles to exercise the Serralles ROFR in connection with the transactions contemplated by this Agreement and the Related Agreements (a "SERRALLES ORDER"), and if Serralles exercises its rights and enters into a
 ----------------
binding agreement with the Seller, one of its Affiliates, Buyer B or one of its Affiliates (a "SERRALLES SELLER") to purchase from the applicable Serralles
                -----------------
Seller all or any portion of the applicable Captain Morgan Assets or otherwise purchases from a Serralles Seller in accordance with the terms of any such final decision or order, then the applicable Serralles Seller shall reasonably promptly and in all events within the time required in the Serralles Order, transfer or cause the transfer to Serralles (including, if appropriate, by first transferring to the Seller or one of its Affiliates) of those Captain Morgan Assets and Captain Morgan Liabilities and the Seller shall simultaneously pay to Buyer B the Indemnity Amount (or, if the purchase amount is paid directly to Buyer B, the amount by which the Indemnity Amount exceeds the amount so paid subject to the dollar amount and percentage limitations in Section 2.5(c) or Seller's obligation to assume any Shortfall Amount) together with 50% of any amounts received by the Seller in excess of the Indemnity Amount, it being understood that in connection with any such transfer by Buyer B or its
Affiliates they shall have no obligation to take any action, provide any commitment, undertaking or indemnity, or make any representation or warranty, other than the mere delivery of the applicable Captain Morgan Assets and Captain Morgan Liabilities with a warranty that the Captain Morgan Assets are all of the Captain Morgan Assets owned by the applicable Serralles Seller and they have been operated in a manner consistent in all material respects with the manner in which Seller operated the Captain Morgan Assets. The "INDEMNITY AMOUNT" shall
                                                        -----------------
mean that amount of the Purchase Price which Buyer B and the Seller have agreed reflects (together with the assumption of the applicable Captain Morgan Liabilities) the fair market value of the Captain Morgan Assets as of the date hereof as follows: $1.638 Billion (the "ALLOCABLE U.S. CAPTAIN MORGAN BRANDS
                                          --------------------------------------
AMOUNT")  for the  U.S.  Captain  Morgan  Assets  and the  U.S.  Captain  Morgan
------
Liabilities and, to the extent applicable, $202 Million (the "ALLOCABLE NON-U.S.
                                                              ------------------
CAPTAIN  MORGAN BRANDS  AMOUNT") for the non-U.S.  Captain Morgan Assets and the
------------------------------
non-U.S. Captain Morgan Liabilities.

If for any reason Serralles does not enter into a binding agreement to purchase the Captain Morgan Assets and Captain Morgan Liabilities subject to any Serralles Order, or enters into such an agreement but does not consummate the purchase of such Captain Morgan trademarks and other Captain Morgan Assets pursuant to such agreement or does not otherwise consummate such a purchase, then Buyer B shall not transfer or cause the transfer to Serralles, the Seller or any of its Affiliates of the applicable Captain Morgan Assets and Captain Morgan Liabilities and the Seller shall not make any of the Indemnity Amount or other payments specified in this clause (b)(i) to Buyer B. If and to the extent that a transaction between the applicable Serralles Seller and Serralles does not provide for, or Serralles does not otherwise effect, the assumption by Serralles of the Captain Morgan Liabilities, the applicable Serralles Seller shall transfer to the Seller and the Seller shall assume such Captain Morgan Liabilities. The Seller agrees to vigorously and in good faith oppose any claim, order, decision or judgment which could lead to the imposition of a Serralles Order and to use its best efforts to cause to be vacated, overturned or reversed any such claim, order, decision or judgment.

            (ii) At any time when the Closing would otherwise occur pursuant to this Agreement but for the existence of an order of a court or arbitrator (A) directly or indirectly preventing the Seller from transferring JES and/or other Spirits Subsidiaries with all or part of the Captain Morgan Assets and Captain Morgan Liabilities pursuant to this Agreement based on the Serralles ROFR or (B) granting declaratory relief upholding the right of Serralles to exercise the Serralles ROFR in connection with the transactions contemplated by this
Agreement and such right shall not have been waived by Serralles or the time period in which such right may be exercised by Serralles shall not have expired, then the parties shall, as promptly as reasonably practicable, take all steps necessary to permit the Closing to occur as soon as reasonably practicable on the terms and conditions herein, except as necessary to disaggregate from the Business the relevant Captain Morgan Assets and Captain Morgan Liabilities as set forth in such order. Such Captain Morgan Assets and Captain Morgan Liabilities required to be disaggregated and not transferred shall, pending a later second closing with Buyer B for the Captain Morgan Assets and Captain Morgan Liabilities (a "SECOND CLOSING"), be retained by the Seller and shall be
                       --------------
treated as "Retained Assets" and "Retained Liabilities" hereunder, and the Closing shall proceed as modified by this clause (ii), except that:

                  (I) the Base Purchase Price payable by Buyer B at the Closing shall be reduced by the Allocable U.S. Captain Morgan Brands Amount and, if the order provides that the Serralles ROFR applies to the non-U.S. Captain Morgan trademarks, the Allocable Non-U.S. Captain Morgan Brands Amount;

                  (II) in the case of clause (A), to the extent permitted if there is a preliminary injunction, non-final order or non-final permanent injunction and, in the case of clause (B), to prevent irreparable harm to the Captain Morgan brands which would result from any such brands being retained and operated by the Seller on a stand-alone basis (because the Seller will no longer otherwise be in the alcohol beverage business and the Captain Morgan Assets are not operated in a manner separate from the Business), Buyer B, or its applicable Affiliate, shall agree to operate and conduct the Captain Morgan business (including all production, marketing and distribution) and the Seller shall license the applicable Captain Morgan trademarks to Buyer B, or its applicable Affiliate, pursuant to an operating agreement providing that all of the profit relating to the Captain Morgan Assets shall be for the account of Buyer B and such other reasonable terms as Buyer B and the Seller shall agree (the "CAPTAIN MORGAN OPERATING AGREEMENT") pending final disposition
                  ----------------------------------
            of any such litigation or other adversary proceeding or pending the consummation of the purchase, if any, by Serralles or Buyer B of the Captain Morgan Assets subject to any such order; and

                  (III) in the case of clauses (A) and (B), if any such
            preliminary injunction, non-final order or non-final permanent injunction is subsequently vacated, overturned or otherwise dissolved, and in the case of clause (B), if Serralles waives or fails to exercise the Serralles ROFR, then as soon as reasonably practicable thereafter a Second Closing shall occur at which the Seller shall convey or cause to be conveyed to Buyer B the applicable retained Captain Morgan Assets which were deemed in accordance with this Section 2.5(b)(ii) to be "Retained Assets" and Buyer B, or its applicable Affiliate, shall assume the applicable Captain Morgan Liabilities which were deemed in accordance with this
            Section 2.5(b)(ii) to be "Retained Liabilities", as the case may be, and Buyer B, or its applicable Affiliate, shall pay to the Seller the Allocable U.S. Captain Morgan Brands Amount and/or the Allocable Non-U.S. Captain Morgan Brands Amount withheld from the original Purchase Price in accordance with clause (I) above, as applicable.

In connection with any Closing as modified by this paragraph (ii) or any Second Closing, the parties shall effect any such Closing or Second Closing and the transactions contemplated hereby on terms and conditions and in a manner which shall have as nearly as possible the equivalent effect as the transactions otherwise provided for by this Agreement. It is understood and agreed that none of the parties hereto shall be required to effect the Closing as modified in this paragraph (ii), if an order of a court preventing Closing shall remain in place following the mitigation efforts set forth in this paragraph (ii).

            (iii) If (A) there is an order issued prior to the Closing preventing Buyer B from acquiring all or part of the Captain Morgan trademarks and other Captain Morgan Assets which is not vacated, overturned or otherwise dissolved on or before June 30, 2002 or (B) there is any other litigation or other adversary proceeding by Serralles or Allied seeking a decision or order granting specific performance or declaratory relief upholding the right of Serralles to exercise the Serralles ROFR in connection with the transactions contemplated by this Agreement and the Related Agreements which continues or is initiated after the Closing and which shall extend for a period ending on or after June 30, 2002, then the Seller shall have the option in its sole discretion to settle any such litigation or other adversary proceeding by offering to sell to Serralles the Captain Morgan Assets and Captain Morgan Liabilities upon such terms as the Seller may determine in its sole discretion (and, for the avoidance of doubt, the Seller shall not be entitled to settle in such manner or with similar effect prior to June 30, 2002); provided that the Seller shall not be entitled to effect any such settlement if Buyer B notifies the Seller that the Buyer Indemnified Parties have waived their right to indemnification pursuant to Section 2.5(c) and if Buyer B agrees to indemnify the Seller and its Affiliates for all Captain Morgan Damages which the Seller and its Affiliates may incur and, in such case, Buyer B shall be entitled to assume the direction of any such litigation or other adversary proceeding and any settlement thereof. If Serralles accepts the Seller's offer to purchase the Captain Morgan Assets and Captain Morgan Liabilities, as applicable, then (A) the applicable Serralles Seller, shall transfer, or cause to be transferred, the applicable Captain Morgan Assets to Serralles, (B) Serralles shall assume the applicable Captain Morgan Liabilities and, if not, the Seller shall be responsible for the Captain Morgan Liabilities, (C) any Captain Morgan Operating Agreement between the Seller and Buyer B entered into pursuant to clause (II) of paragraph (ii) above shall automatically terminate and (D) if any such transfer is by Buyer B or any of its Affiliates (other than any transfer relating to the termination of the Operating Agreement pursuant to clause (IV) of paragraph (ii) above), the Seller shall simultaneously refund to Buyer B the Indemnity Amount together with 50% of any payment received by the Seller for the Captain Morgan Assets and Captain Morgan Liabilities in excess of the Indemnity Amount. If any such transfer to and assumption by Serralles in settlement of any such litigation or other adversary proceeding is to occur prior to the Closing, the Buyers shall nevertheless remain obligated to buy and the Seller shall remain obligated to sell the Business on the terms and conditions of this Agreement, except that (A) the applicable Captain Morgan Assets to be purchased by Serralles shall be deemed to constitute and shall be treated as "Retained Assets" hereunder and the applicable Captain Morgan Liabilities to be assumed by Serralles shall be deemed to constitute and shall be treated as "Retained Liabilities" hereunder and (B) the Purchase Price shall be reduced by the Allocable U.S. Captain Morgan Brands Amount if the U.S. Captain Morgan Assets are transferred to Serralles and shall be reduced by the Allocable Non-U.S. Captain Morgan Brands Amount if the Non-U.S. Captain Morgan Assets are also transferred to Serralles.

            (c) LITIGATION AND INDEMNITY. The Seller shall be entitled to direct
                ------------------------
all litigation or other adversary proceedings, and, subject to Section 2.5(b)(iii), any settlement thereof, with respect to the Serralles ROFR, in consultation with Buyer B and its counsel. Buyer B shall cooperate fully with the Seller in any such litigation or other adversary proceedings, including making the personnel and records of the Buyers and their Affiliates available as needed for information or testimony and shall provide to Buyer A any written material received in connection with such litigation that would not be reasonably likely to have an adverse effect on attorney-client privilege. The Seller shall indemnify the Buyer Indemnified Parties for all court costs and reasonable attorneys' fees and expenses and all damages (including, penalties, interest and lost profits, if any) awarded in litigation or other adversary proceedings with Serralles and/or Allied or any other Person with respect to the Serralles ROFR (collectively, "CAPTAIN MORGAN DAMAGES"), provided, however that
                                ----------------------
Seller's liability for Captain Morgan Damages plus any Shortfall Amount shall not exceed Two Hundred Fifty Million Dollars ($250,000,000). If the Captain Morgan Damages and Shortfall Amount exceed Two Hundred Fifty Million Dollars ($250,000,000), Seller and Buyer B shall each be responsible for 50% of such excess. The "SHORTFALL AMOUNT" shall mean the excess of (A) the Allocable U.S.
              -----------------
Captain Morgan Brands Amount and/or Allocable Non-U.S. Captain Morgan Brands Amount actually paid by Seller or deducted from the Base Purchase Price pursuant to Section 2.5(b) in connection with a Serralles Order or other order in such litigation over (B) the amount of consideration actually received by Seller upon exercise of the Serralles ROFR in the event a court or arbitrator finally determines, subject to no further appellate review, that the Serralles ROFR is triggered by the transactions contemplated by this Agreement or the Related Agreements. Notwithstanding any other provision of this Agreement or any Related Agreement, the remedies set forth in this Section 2.5(c) shall be exclusive and in lieu of any other remedies that may be available to the Buyer Indemnified Parties under this Agreement or any other agreement or pursuant to any statutory, common or civil law with respect to any Captain Morgan Damages or any other Losses arising from or relating to, directly or indirectly, the Serralles ROFR, any transfer of all or any Captain Morgan Assets and any assumption of Captain Morgan Liabilities in connection with the Serralles ROFR or this Section
2.5 and any claim, litigation or other adversary proceeding in respect thereof. The provisions of Sections 10.6 and 10.7 shall apply in connection with any indemnification for Captain Morgan Damages.

            (d) Notwithstanding anything to the contrary herein, Seller shall bear no indemnification responsibility or liability to the Buyers for any actions taken by any of the Buyers or any of their Affiliates to cause JES or any other Spirits Subsidiary to transfer any Captain Morgan Trademarks following the Closing, except any transfer required in a Serralles Order or provided for in Section 2.5.

            (e) If a court or arbitrator issues a final order, subject to no further appellate review, requiring a separate auction of the U.S. Captain Morgan Assets or the Non-U.S. Captain Morgan Assets to effectuate the Serralles ROFR, then so long as there has not been a material adverse change from the date of this Agreement in the business, revenues or Liabilities of the U.S. Captain Morgan Assets or the Non-U.S. Captain Morgan Assets, Buyer B agrees that it will bid in such auction and agree to pay in cash at least U.S. Dollars 1,638,000,000 for the U.S. Captain Morgan Assets and at least U.S. Dollars 202,000,000 for the Non-U.S. Captain Morgan Assets.

            (f) To the extent any court issues any injunction or order with respect to the Serralles ROFR which provides for the Serralles ROFR to apply to a portion of the Captain Morgan Assets and Captain Morgan Liabilities not otherwise specifically provided for in this Section 2.5, the provisions of this
Section 2.5 shall nevertheless continue to apply to the fullest extent possible with such modifications, including to the amount of the Indemnity Amount, as the Seller and Buyer B shall reasonably approve.

            (g) (i) "U.S.  CAPTAIN  MORGAN  ASSETS" shall mean all of the direct
                     -----------------------------
and indirect right, title and interest:

            (A) in and to all United States trademarks, trade names, service marks, brand names, corporate names and domain names (registered in the generic top-level domains ".com", ".net" or ".org") containing the words "Captain Morgan", or related U.S. marks listed under the "Captain Morgan" trademarks on Schedule 2.5(c), either alone or in conjunction with other words or any logos, trade dress or designs, whether registered or unregistered, and any U.S. applications for registration thereof, together with the goodwill of the Captain Morgan business in the United States (including its territories) represented thereby (the "U.S. CAPTAIN MORGAN
                                                             -------------------
      TRADEMARKS"),  the formula for Captain  Morgan rum which is distributed in
      ----------
      the  United  States  and  any  U.S.  copyrights,   whether  registered  or
      unregistered, including any artwork and designs (including designs for labels, packages and bottles) pertaining exclusively to the U.S. Captain Morgan Trademarks (collectively, the "U.S. CAPTAIN MORGAN INTELLECTUAL
                                              ----------------------------------
      PROPERTY");
      --------

            (B) all molds, dies, casts and advertising and promotional material pertaining exclusively to U.S. Captain Morgan brands bearing the U.S. Captain Morgan Trademarks and all materials used in connection with the packaging of the U.S. Captain Morgan brands bearing the U.S. Captain Morgan Trademarks;

            (C) all finished goods inventories, work-in-progress, raw materials and packaging materials bearing the U.S. Captain Morgan Trademarks or which pertain exclusively to the U.S. Captain Morgan brands;

            (D) the Serralles Agreements;

            (E) all Consents of Governmental Entities to the extent related to the U.S. Captain Morgan Intellectual Property and U.S. Captain Morgan brands; and

            (F) all Records which primarily relate to the U.S. Captain Morgan brands ("CAPTAIN MORGAN RECORDS").
               ----------------------

            (ii)  "NON-U.S.  CAPTAIN MORGAN ASSETS" shall mean all assets of the
                   -------------------------------
type  included  within the  categories  of assets set forth in clauses (A), (B),
(C), (D) (E) and (F) of the definition of U.S. Captain Morgan Assets but which do not pertain to the United States Captain Morgan trademarks or brands distributed in the United States or with respect to all domain names registered in country code top-level domains.

            (iii)  "CAPTAIN  MORGAN ASSETS" shall mean,  collectively,  the U.S.
                    ----------------------
Captain Morgan Assets and the Non-U.S. Captain Morgan Assets.

            (iv) "U.S.  CAPTAIN MORGAN  LIABILITIES"  shall mean all Liabilities
                  ---------------------------------
which arise out of, result from or relate to the U.S. Captain Morgan Assets or the distribution of Captain Morgan in the U.S.

            (v) "NON-U.S. CAPTAIN MORGAN LIABILITIES" shall mean all Liabilities
                 -----------------------------------
which arise out of, result from or relate to the Non-U.S. Captain Morgan Assets.

            (vi) "CAPTAIN MORGAN LIABILITIES" shall mean, collectively, the U.S.
                  --------------------------
Captain Morgan Liabilities and the Non-U.S. Captain Morgan Liabilities.

            (vii) For purposes of this Section 2.5(g), "U.S." or "United States" shall mean the United States, its territories (other than Puerto Rico and the United States Virgin Islands) and its military or other governmental installations throughout the world (other than in Puerto Rico.)

            SECTION 2.6 NO SALE. If there is a sale of any property  pursuant to
                        -------
Section 2.1 which is "taxable Canadian property" within the meaning of the Income Tax Act (Canada) (the "ITA") by a Person who is a non-resident of Canada
                              ---
for purposes of the ITA, such person will obtain a clearance certificate pursuant to the provisions of Section 116 of the ITA in a form and with a certificate limit acceptable to the Buyers acting reasonably.

            SECTION  2.7  BIANCHI  RIGHT  OF  FIRST  REFUSAL.  Pursuant  to  the
                          ----------------------------------
Shareholders  Agreement,  dated as of July 28, 1980 (the  "BIANCHI  SHAREHOLDERS
                                                           ---------------------
AGREEMENT"),  among Joseph E.  Seagram & Sons  Limited,  Enzo  Arnaldo  Bianchi,
---------
Alcides Jose Bianchi, Aurelio Stradella, Constanza Ana Bianchi de Stradella, Maria del Carmen Cuarterola de Bianchi and Maria Delia Cesar de Bianchi (the "BIANCHIS"), pursuant to which the joint venture company Valentin Bianchi y Cia
 --------
S.A.  ("VALENTIN  BIANCHI")  was formed,  Joseph E.  Seagram & Sons  Limited,  a
        -----------------
Canadian corporation, has granted the Bianchis a right of first refusal (the "BIANCHI RIGHT OF FIRST REFUSAL") with respect to any proposed sale of the
 --------------------------------
Seller's  15% equity  interest  in  Valentin  Bianchi  (the  "BIANCHI  SHARES").
                                                              ---------------
Pursuant to the Bianchi Right of First Refusal, the Seller is required to notify the Bianchis of its decision to sell the Bianchi Shares pursuant to this Agreement, the name of the Buyer as the proposed purchaser and the conditions of the proposed sale hereunder and the Bianchis are entitled to exercise their right to purchase the Bianchi Shares within 30 days of the Seller's notice upon the same terms and conditions that the Seller proposes to accept hereunder. The Seller agrees to provide such notice within five days after the date hereof. The Seller and the Buyers agree that the amount of the Purchase Price that is allocable to the Bianchi Shares is, and, therefore, that the purchase price payable by the Bianchis in connection with the exercise of the Bianchi Right of First Refusal shall equal, U.S. Dollars 15,000,000 (the "BIANCHI PURCHASE PRICE"). The Seller
                                           ----------------------
shall promptly notify the Buyers of the waiver or exercise by the Bianchis of the Bianchi Right of First Refusal or the expiration of the time period during which the Bianchi Right of First Refusal may be exercised. If the Bianchis shall have exercised the Bianchi Right of First Refusal, the parties hereto shall nonetheless remain obligated to consummate the transactions contemplated hereby on the terms and conditions set forth herein, except that (i) the Bianchi Shares shall no longer constitute Transferred Shares and shall not be transferred to the Buyers, (ii) the portion of the Purchase Price payable by Buyer B shall be reduced by the amount of the Bianchi Purchase Price and (iii) the Bianchi Purchase Price and the Bianchi Shares shall be deemed to constitute and shall be treated as a "Retained Asset" hereunder.

            SECTION 2.8 POST-CLOSING ADJUSTMENT. (a) As soon as practicable, but
                        -----------------------
in no event later than ninety (90) days following the Closing Date, the Buyers (or any Affiliate of the Buyers) shall deliver to the Seller a calculation of
(i) the Net  Indebtedness  as of the Closing (the  "CLOSING NET  INDEBTEDNESS"),
                                                    -------------------------
(ii) the Closing Net Working Capital and (iii) the June 30 Net Working Capital (together, the "CALCULATION").
                -----------

            (b) The Seller shall and shall cause its Affiliates to provide the Buyers and their respective Affiliates and their authorized representatives reasonable access during normal business hours and without significant disruption of the business of the Seller, to all books, records and employees of the Seller and its Affiliates having information that would assist the Buyers in their preparation of the Calculation, including any external accountants of the Seller and its Affiliates. In addition, the Seller shall use its reasonable best efforts, and shall use its reasonable best efforts to cause its Affiliates, to take all actions reasonably necessary to ensure that a full balance sheet closing in respect of the Business can take place at the Closing Date as if such date was a fiscal year end sufficient to allow financial statements to be produced at that date similar, in all material respects, to those prepared for SCL on a consolidated basis; provided that the Buyers shall reimburse the Seller and its Affiliates for their reasonable out-of-pocket expenses incurred in connection therewith.

            (c) After receipt of the Calculation, the Seller shall have 45 days to review the Calculation. During such period, the Buyers and their respective Affiliates shall provide the Seller and its authorized representatives reasonable access during normal business hours and without significant disruption to the business of the Buyers and their respective Affiliates, to (i) all books, records and employees of the Buyers and their respective Affiliates having relevant information concerning the Calculation to the extent that such information was used in the Calculation and (ii) each Buyer's accountants who assisted the Buyers in preparing the Calculation. Unless the Seller delivers written notice to the Buyers, on or prior to the 45th day after the delivery of the Calculation stating that the Seller has objections to the Calculation and describing any such objections, the Seller shall be deemed to have accepted and agreed to the Calculation. In addition, any item included in the Calculation which is not objected to by the

Seller shall be deemed to be accepted by the Seller  ("RESOLVED  ITEMS") and any
                                                       ---------------
amounts included within such item shall be deemed to be final, binding and conclusive. If the Seller notifies the Buyers of its objections to the Calculation, the Buyers and the Seller shall, within 10 days (or such longer period as the parties may agree in writing) following such notice (the "RESOLUTION PERIOD"), attempt to resolve their differences, and any written
 ------------------
resolution by them as to any disputed amounts shall be final, binding and conclusive.

            (d) Any amounts remaining in dispute at the conclusion of the Resolution Period ("UNRESOLVED ITEMS") shall be submitted to Deloitte and Touche
                    ----------------
LLP (such firm being  referred  to as the "CPA  FIRM") or, if such firm shall be
                                           ---------
unable or unwilling to serve in such capacity or if the parties shall otherwise mutually agree, such other nationally recognized firm of independent accountants collectively agreed to by the Seller the Buyers (and, in such case, such firm shall be deemed to be the CPA Firm), within 10 days after the expiration of the Resolution Period. Each party agrees to execute, if requested by the CPA firm, an engagement letter with the CPA Firm containing reasonably customary terms. All fees and expenses relating to the work, if any, to be performed by the CPA Firm shall be borne by the Seller and the Buyers based on the following formulas, (i) the Seller shall pay a portion of such fees and expenses equal to the total of such fees and expenses multiplied by a fraction, the numerator of which is the dollar amount of Unresolved Items resolved in favor of the Buyers and the denominator of which is the total dollar amount of Unresolved Items and
(ii) the Buyers shall pay a portion of such fees and expenses equal to the total of such fees and expenses multiplied by a fraction, the numerator of which is the dollar amount of Unresolved Items resolved in favor of the Seller and the denominator of which is the total dollar amount of Unresolved Items. The CPA Firm shall act as an arbitrator and not as an expert to determine, based on the provisions of this Section 2.8, only the Unresolved Items. The CPA Firm's determination of the Unresolved Items shall be made within 30 days after the submission of the Unresolved Items to the CPA Firm and, together with a calculation of the Closing Net Indebtedness and Closing Net Working Capital based upon the amount of Resolved Items and the CPA Firm's determinations of the Unresolved Items, shall be set forth in a written statement delivered to the Seller and the Buyers by the CPA Firm and shall be final, binding and conclusive on the parties unless there shall be manifest error. In no event shall the CPA Firm's determination of the Unresolved Items be for an amount which is outside the range of the Seller's and the Buyers' disagreement.

            (e) Within five (5) Business Days following either (i) an agreement or deemed agreement by the Buyers and the Seller as to the Closing Net Indebtedness, the Closing Net Working Capital and the June 30 Net Working Capital or (ii) the CPA Firm's determination of the Closing Net Indebtedness and Closing Net Working Capital, (A) if the Estimated Closing Net Indebtedness is greater than the Closing Net Indebtedness, then, the Buyers based on the Buyer A Proportion and the Buyer B Proportion shall pay to the Seller the amount of any such excess and, if the Closing Net Indebtedness is greater than the Estimated Closing Net Indebtedness, then, the Seller shall pay to the Buyers based on the Buyer A Proportion and the Buyer B Proportion the amount of any such excess and
(B) if the Closing Net Working Capital is greater than the June 30 Net Working Capital, the Buyers based on the Buyer A Proportion and the Buyer B Proportion shall pay the Seller the amount of any such excess and, if the Closing Net Working Capital is less than the June 30 Net Working Capital, the Seller shall pay the Buyers based on the Buyer A Proportion and the Buyer B Proportion the amount of any such shortfall; provided that any amounts to be paid pursuant to clauses (A) and (B) shall be offset against each other if applicable.

            (f) Any payments made pursuant to this Section 2.8 shall be made by wire transfer of immediately available funds in U.S. Dollars to an account indicated by the party to receive such funds and shall be accompanied by interest at the LIBOR Rate calculated on the basis of a year of 360 days for the actual number of days elapsed, accrued from the Closing Date up to and including the date of payment.

            (g) Any payments made in respect of any adjustment  pursuant to this
Section 2.8 shall be treated as adjustments to the Purchase Price.

                                  ARTICLE III

                                   THE CLOSING

            SECTION  3.1  CLOSING   DATE.   The  closing  of  the   transactions
                          --------------
contemplated  by this Agreement  other than Sections 2.5 and 2.6 (the "CLOSING")
                                                                       -------
shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York at 10:00 a.m., local time, on the fifth Business Day following the satisfaction or due waiver of the conditions set forth in Article IX, or at such other time, date and place as shall be fixed by agreement of the Seller and the Buyers (the date on which the Closing actually occurs being hereinafter referred to as the "CLOSING DATE") and the Closing shall be deemed
                                 -------------
to have occurred at 11:59 p.m. on the Closing Date.

            SECTION 3.2 SELLER'S  DELIVERIES  AT CLOSING.  At the  Closing,  the
                        --------------------------------
Seller shall deliver, or cause to be delivered, to the Buyers the following items:

            (i) SHARE  CERTIFICATES.  Certificates  representing the Transferred
                -------------------
Shares and Transferred Minority Interests, duly endorsed in blank or accompanied by stock powers duly executed in blank or in favor of the applicable Buyer or such other assignments, transfer forms, endorsements or other instruments or documents of transfer as required by the jurisdiction of organization of each Transferred Subsidiary and Transferred Minority Interest in form and substance reasonably acceptable to the Buyers;

            (ii) CLOSING  CONDITIONS.  The documents specified in clauses (iii),
                 -------------------
(iv) and (v) of Section 9.2;

            (iii) FIRPTA  CERTIFICATE.  To the extent  available,  a certificate
                  -------------------
claiming exemption from withholding tax under Section 1445 of the Internal Revenue Code of 1986, as amended, with respect to the transfer of stock of any U.S. corporation or any U.S. real property interest; and

            (iv) ADDITIONAL TRANSFERS.  Such additional  instruments of transfer
                 --------------------
as the Seller and the Buyers shall reasonably agree.

            SECTION  3.3 BUYERS'  DELIVERIES  AT CLOSING.  At the  Closing,  the
                         -------------------------------
Buyers, as applicable, shall deliver or cause to be delivered the following items to the Seller:

            (i) THE PURCHASE  PRICE.  The Base Purchase  Price in the manner set
                -------------------
forth in Section 2.1;

            (ii) CLOSING  CONDITIONS.  The documents specified in clauses (iii),
                 -------------------
(iv) and (v) of Section 9.3; and

            (iii) ADDITIONAL TRANSFERS.  Such additional instruments of transfer
                  --------------------
as the Seller and the Buyers shall reasonably agree.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            The Seller  hereby  represents  and warrants to the Buyers as of the date hereof and as of the  Closing,  except (i) as disclosed in the SEC Reports,
(ii) as set forth on the applicable Schedule attached to this Agreement (provided that the listing of an item on one Schedule shall be deemed to be a listing on each other Schedule and to apply to any other representation and warranty or covenant of the Seller in this Agreement or any Related Agreement to the extent that it is reasonably apparent from a reading of such disclosure item that it would also qualify or apply to such other representation and warranty or covenant), (iii) as contemplated by this Agreement or any Related Agreement,
(iv) with respect to any Retained Assets or Retained Liabilities (other than in connection with Section 4.7(c)) or (v) to the extent arising from or in connection with the failure of the Buyers to approve entering into by December 31, 2000, those contracts contemplated by the Kirin Master Agreement, substantially in the form previously delivered to the Buyers prior to the date of this Agreement as follows:

            SECTION   4.1.   DUE   ORGANIZATION,   GOOD   STANDING   AND  POWER;
                             ---------------------------------------------------
SUBSIDIARIES.  (a) SELLER, THE ASSET SALE SUBSIDIARIES AND SELLING SUBSIDIARIES.
--------------------------------------------------------------------------------
The Seller and each of the Asset Sale Subsidiaries and the Selling Subsidiaries is duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization and has all corporate or other organizational power and authority necessary to own, lease and operate its properties, to carry on the Business as currently conducted by it and, to the extent applicable, to execute and deliver this Agreement and/or any Related Agreements and to consummate the transactions contemplated hereby and thereby. With respect to the Business, the Seller and each of the Asset Sale Subsidiaries and the Selling Subsidiaries is duly qualified and in good standing to do business in each jurisdiction in which the conduct of the Business by it makes such qualification or good standing necessary, except for any failures to be so qualified or in good standing which would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect. Each of the Asset Sale Subsidiaries and the Selling Subsidiaries is a direct or indirect Subsidiary of the Seller.

            (b) SPIRITS  SUBSIDIARIES.  Except as set forth on Schedule  4.1(b),
                ---------------------
each of the Spirits Subsidiaries is duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization and has all corporate or other organizational power and authority necessary to own, lease and operate its properties and to carry on the Business as currently conducted by it, except for any failures to possess any such power or authority which would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect. Each of the Spirits Subsidiaries is duly qualified and, to the extent applicable, in good standing to do business in each jurisdiction in which the conduct of the Business by it makes such qualification or good standing necessary, except for any failures to be so qualified or in good standing which would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect.

            (c)  SUBSIDIARIES OF THE TRANSFERRED  SUBSIDIARIES.  Schedule 4.1(c)
                 ---------------------------------------------
sets forth a complete list of all Subsidiaries of the Transferred Subsidiaries.

            (d) SIGNIFICANT SUBSIDIARIES.  Schedule 4.1(d) sets forth a complete
                ------------------------
list of all Spirits Subsidiaries which constitute Significant Subsidiaries.

            SECTION  4.2.  ORGANIZATIONAL  DOCUMENTS.  Except  as  set  forth on
                          -------------------------
Schedule 4.2, prior to the date hereof, the Seller has made available to the Buyers or their representatives a complete and correct copy of the certificate of incorporation and by-laws or other comparable charter and organizational documents (collectively, "CHARTER DOCUMENTS") of each of the Spirits
                              -------------------
Subsidiaries, in each case, as in effect as of the date hereof. Such Charter Documents are in full force and effect and none of the Spirits Subsidiaries is in violation of any provision of its Charter Documents, except (i) as set forth in Schedule 4.2 and (ii) for any failures to be in full force or effect or any violation which would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            SECTION 4.3. CAPITALIZATION. (a) TRANSFERRED SHARES. Schedule 4.3(a)
                         --------------      ------------------
sets forth for each of the Transferred Subsidiaries (i) its authorized capital stock or other equity interests, (ii) the total number of its issued and outstanding shares of capital stock or other equity interests and (iii) the number of its issued and outstanding shares of capital stock or other equity interests directly held by the applicable Subsidiary of the Seller (collectively, the "SELLING SUBSIDIARIES") as set forth on Schedule 4.3(a)
                      ---------------------
(collectively,  the  "TRANSFERRED  SHARES").  Except  as set  forth on  Schedule
                      -------------------
4.3(a), all of the Transferred Shares are, to the extent applicable under the laws of the jurisdiction of organization of the applicable Transferred Subsidiary, validly issued, fully paid and non-assessable and were issued free of preemptive or similar rights. Except (i) for directors' qualifying shares or other similar equity interests or (ii) for shares or other equity interests held by nominees to the extent required under the laws of the jurisdiction of organization of the applicable Transferred Subsidiary on, all of the Transferred Shares are directly owned by the Seller or the applicable Selling Subsidiary as set forth on Schedule 4.3(a) free and clear of all Liens.

            (b) SUBSIDIARY SHARES.  Except (i) for director qualifying shares or
                -----------------
other equity interests, (ii) for shares or other equity interests held by nominees to the extent required under the laws of the jurisdiction of organization of the applicable Transferred Subsidiary or (iii) as set forth on
Schedule 4.3(b), all of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary of the Transferred Subsidiaries are owned, directly or indirectly, by the Transferred Subsidiaries free and clear of all Liens.

            (c) OTHER EQUITY INTERESTS AND OBLIGATIONS OF SPIRITS  SUBSIDIARIES.
                ----------------------------------------------------------------
Except as set forth on Schedules 4.3(a), 4.3(b), 4.3(c) or 4.6, (i) there are no outstanding or authorized (A) shares of capital stock or other equity interests or voting securities of the Spirits Subsidiaries, (B) securities of the Spirits Subsidiaries convertible into or exchangeable for shares of capital stock or other equity interests or voting securities of the Spirits Subsidiaries or (C) options, securities or other rights to acquire from the Seller, the Selling Subsidiaries or the Spirits Subsidiaries, or obligations of the Seller, the Selling Subsidiaries or the Spirits Subsidiaries to issue, any capital stock or other equity interests or voting securities or securities convertible into or exchangeable for capital stock or other equity interests or voting securities of the Spirits Subsidiaries, (ii) there are no outstanding obligations of the Spirits Subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other equity interests or voting securities of the Spirits Subsidiaries, (iii) there are no other options, calls, puts, rights of first refusal or first offer, preemptive rights, warrants or other similar rights, agreements, arrangements or commitments specifically relating to the capital stock or other equity interests or voting securities of the Spirits Subsidiaries to which the Seller or any of its Subsidiaries is a party or is otherwise bound and (iv) as of the date hereof, there are no outstanding capital calls on any of the Transferred Minority Interests.

            (d) MINORITY  INTERESTS.  Schedule 4.3(d) sets forth a complete list
                -------------------
of all capital stock, membership interests, partnership interests, joint venture interests or other equity interests in any Person (other than any Spirits Subsidiary) owned, directly or indirectly, by the Seller or any of its Affiliates which are engaged in businesses similar to the Business and which are material to the Business taken as a whole (collectively, the "MINORITY
                                                                        --------
INTERESTS").  Schedule  4.3(d) also indicates all such Minority  Interests which
---------
are directly held by the Seller or any of its Affiliates (other than the Spirits Subsidiaries) (collectively, the "TRANSFERRED MINORITY INTERESTS"). Except (i)
                                   ------------------------------
for director qualifying shares or other equity interests or (ii) for shares or other equity interests held by nominees to the extent required under the laws of the jurisdiction of organization of the entity in which the applicable Minority Interests are held, all of the Minority Interests are owned, directly or indirectly, by the Seller free and clear of all Liens.

            (e)  INDEBTEDNESS.  Schedule 4.3(e) sets forth a complete list as of
                 ------------
September 30, 2000 of (i) the principal amount of all indebtedness of the Spirits Subsidiaries for borrowed money owed to third parties other than the JES Public Indebtedness, the ACES and the QUIDS, (ii) all guarantees of the Spirits Subsidiaries in respect of indebtedness for borrowed money owed to third parties and (iii) all agreements with respect to interest rate swaps, foreign currency hedges or other derivative or hedging agreements to which any Spirits Subsidiary is a party or is otherwise bound.

            SECTION 4.4. AUTHORIZATION.  The execution, delivery and performance
                         -------------
of this Agreement by the Seller and the Related Agreements by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, and the consummation by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other organizational action on the part of the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries. This Agreement has been duly and validly executed and delivered by the Seller and, as of the Closing, each of the Related Agreements will have been duly and validly executed and delivered by the Seller and the Asset Sale Subsidiaries, as applicable. Assuming the due authorization, execution and delivery of this Agreement and the Related Agreements by the Buyers or other designated Affiliates of the Buyers, this Agreement constitutes, and each of the Related Agreements upon execution and delivery will constitute, a legal, valid and binding obligation of the Seller and the Asset Sale Subsidiaries, as applicable, enforceable against the Seller and the Asset Sale Subsidiaries, as applicable, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            SECTION  4.5.   CONSENTS.   No  Consent  of,  or  Filing  with,  any
                            --------
Governmental Entity which has not been obtained or made by the Seller or its Affiliates is required for or in connection with the execution, delivery and performance of this Agreement or any Related Agreement by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, and the consummation by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, of the transactions contemplated hereby or thereby, in each case, except (i) as set forth on Schedule 4.5, (ii) as may be required solely by reason of the participation of the Buyers in the transactions contemplated by this Agreement and the Related Agreements, (iii) Filings with applicable trademark offices where necessary to consummate the transactions contemplated by this Agreement or any Related Agreement, (iv) for any Consents or Filings the failure of which to obtain or make would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or prevent or materially delay the consummation by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries of the transactions contemplated hereby or (v) as may be required in connection with any transfer of any part of the Business or any other action by Buyer A or Buyer B following the Closing.

            SECTION  4.6.   NONCONTRAVENTION.   The   execution,   delivery  and
                            ----------------
performance by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable, of this Agreement and the Related Agreements do not, and the consummation by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries, as applicable of the transactions contemplated hereby and thereby will not, (i) subject to obtaining or making the Consents and/or Filings, as the case may be, referred to in Section 4.5, contravene, conflict with or violate any Applicable Law, (ii) contravene, conflict with or violate any provision of the Charter Documents of the Seller or any of the Asset Sales Subsidiaries, Selling Subsidiaries or Spirits Subsidiaries or (iii) subject to obtaining or making the Consents and/or Filings, as the case may be, referred to in Section 4.5, contravene, conflict with or violate or constitute a default under any provision of, or result in the termination or acceleration of, or entitle any party to terminate or accelerate any obligation under, or entitle any party to exercise any right of first offer, right of first refusal, option, call right or other similar right to acquire the Transferred Shares, the Transferred Minority Interests, the assets which, if owned on the Closing Date, constitute a Transferred Assets or any assets of the Spirits Subsidiaries, or result in the imposition of any Lien upon the Transferred Shares, the Transferred Minority Interests, the Transferred Assets or any assets of the Spirits Subsidiaries pursuant to, or give any person the right to cancel, terminate, or modify any Contract relating to the Business to which the Seller or any of the Asset Sale Subsidiaries, Selling Subsidiaries or Spirits
Subsidiaries is a party or by which the Seller or any of the Asset Sale Subsidiaries, Selling Subsidiaries or Spirits Subsidiaries is bound, except (A) in each case, as set forth on Schedule 4.6 and (B), in the case of clauses (ii) and (iii), for any such contraventions, conflicts, violations defaults, terminations, accelerations, exercises, Liens, cancellations or modifications which would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or prevent or materially delay the consummation by the Seller, the Asset Sale Subsidiaries and the Selling Subsidiaries of the transactions contemplated hereby.

            SECTION 4.7.TITLE.  (a) TRANSFERRED SHARES AND TRANSFERRED  MINORITY
                        -----       --------------------------------------------
INTERESTS.  At the Closing,  subject to Section 2.3,  each of the Seller and the
---------
Selling Subsidiaries will have, and will transfer to Buyer A or Buyer B, as applicable, good and valid title to the applicable Transferred Shares and Transferred Minority Interests held by it, free and clear of any Liens (other than (i) Liens attributable to the actions of the Buyers or any of their respective Affiliates (except for Liens arising out of the execution of this Agreement) and (ii) restrictions on transfer arising under Applicable Law).

            (b) TRANSFERRED ASSETS. At the Closing,  subject to Section 2.3, the
                ------------------
Seller and the Asset Sale Subsidiaries, as applicable, will have, and will transfer to Buyer A or Buyer B, as applicable, good and valid title to the Transferred Assets, free and clear of any Liens (other than Permitted Liens).

            (c)  BUSINESS  ASSETS.  Except (i) for the  corporate  services  and
                 ----------------
management information services currently provided to the Business by or at the direction of the Seller or its Affiliates (other than the Spirits Subsidiaries) (which services are customary for a corporate group similar to SCL and its Spirits Subsidiaries) and for those services provided pursuant to the Transition Services Agreement, (ii) as contemplated by Sections 2.3, 2.5 and 2.6 and (iii) as set forth on Schedule 4.6, as of the Closing Date, Buyer A or Buyer B, as applicable, and the Spirits Subsidiaries will have all right, title and interest to the businesses, assets and properties (real and personal, tangible and intangible) (subject to Permitted Liens) necessary to conduct in all material respects the Business as currently conducted and as conducted as of the Closing.

            SECTION 4.8.FINANCIAL STATEMENTS. Attached hereto as Schedule 4.8 is
                        --------------------
an accurate copy of the audited combined statements of income, cash flows and buyer company's investment and advances and comprehensive income of the Business for the fiscal years ended June 30, 1998, 1999 and 2000 and audited combined balance sheets of the Business as of June 30, 1999 and 2000 (such balance sheet as of June 30, 2000, the "JUNE 30 BALANCE SHEET"), including the notes thereto
                          ----------------------
(all such  documents,  the "FINANCIAL  STATEMENTS").  Except as disclosed in the
                            ---------------------
Financial Statements, the Financial Statements fairly present in all material respects the combined financial condition and the combined statements of income, cash flows and buyer company's investment and advances and comprehensive income of the Business as of the dates and for the periods indicated in the Financial Statements, and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved.

            SECTION  4.9.  LITIGATION.  (a) There are no  actions,  proceedings,
                           ----------
investigations or suits before any Governmental Entity or arbitration panel against (i) the Seller or any of its Subsidiaries (other than the Spirits Subsidiaries) specifically relating to the Business or the JES Offers to Purchase or (ii) any of the Spirits Subsidiaries or Transferred Assets, in each case, pending or, to the knowledge of the Seller, threatened, except (A) as set forth on Schedule 4.9 or (B) for any such actions, proceedings, investigations or suits which would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. There are no judgments, decrees, orders or litigation or other adversary proceeding settlements specifically against or binding upon the Seller or any of its Subsidiaries which prohibit or restrict the Business as currently conducted, except (i) as set forth on
Schedule 4.9 or (ii) for any such judgments, decrees, orders or settlements which would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            (b) There are no actions, proceedings, investigations or suits against the Seller or its Subsidiaries pending or, to the knowledge of the Seller, threatened, which seek to, and the Seller is not subject to any judgments, decrees or orders which, enjoin, prevent or rescind or may be reasonably likely to have the effect of enjoining, preventing or rescinding in any material respect the transactions contemplated by this Agreement or any Related Agreement.

            SECTION 4.10. COMPLIANCE WITH APPLICABLE LAWS; CONSENTS AND FILINGS.
                          -----------------------------------------------------
(a) COMPLIANCE. Except (i) as set forth on Schedule 4.10(a) or (ii) as would not
    ----------
be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, the Business is being conducted by the Seller and its Affiliates in compliance with all Applicable Laws and none of the Spirits Subsidiaries is in violation of any Applicable Law.

            (b)  CONSENTS  AND  FILINGS.  Except  (i) as set  forth on  Schedule
                 ----------------------
4.10(b) or (ii) as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, the Asset Sale Subsidiaries, the Selling Subsidiaries and the Spirits Subsidiaries have all Consents and have made all Filings necessary to conduct the Business as currently conducted and all of such Consents are in full force and effect. The Asset Sale Subsidiaries, the Selling Subsidiaries and the Sprits Subsidiaries are not in breach of any such Consent and have not received notice that any such Consent is to be revoked, modified, cancelled or not renewed, except as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

            SECTION 4.11. MATERIAL CONTRACTS. (a) The Seller has previously made
                          ------------------
available to the Buyers or their representatives all material written Contracts to which (A) any Asset Sale Subsidiary is a party and which constitutes an Assigned Contract or (B) any Spirits Subsidiary is a party, in each case, other than those Contracts the failure of which to be in effect would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            (b) NON-COMPETITION  PROVISIONS.  Schedule 4.11(b) sets forth a list
                ---------------------------
of all Contracts (other than those relating to Intellectual Property) to which any Asset Sale Subsidiary or any Spirits Subsidiary is a party which contain non-competition covenants restricting the conduct of the Business in any material respect.

            (c) COLLECTIVE BARGAINING AGREEMENTS.  Schedule 4.11(c) sets forth a
                --------------------------------
list of all collective bargaining or other labor agreements to which (i) any Asset Sale Subsidiary is a party and which constitutes an Assigned Contract or
(ii) any Spirits Subsidiary is a party, in each case, which is material to the Business.

            (d)  ENFORCEMENT  AND  BREACH.  Each  Contract  to which any Spirits
                 ------------------------
Subsidiary is a party or which constitutes an Assigned Contract and which is valid, binding, in full force and effect and enforceable against the applicable Asset Sale Subsidiary or Spirits Subsidiary and, to the knowledge of the Seller, against any other party thereto, in accordance with its terms and the applicable Asset Sale Subsidiary or Spirits Subsidiary is not in breach or default under any such Contract or Assigned Contract and no event has occurred which, with notice or lapse of time or both, would constitute any such breach or default or permit termination or modification or acceleration of any provision in any aspect adverse to the applicable Asset Sale Subsidiary or Spirits Subsidiary under any such Contract or Assigned Contract, except where the failure to be so valid, binding, in full force and effect or enforceable, or such breach or default, termination modification or acceleration, would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect or prevent or materially delay or materially impair the transactions contemplated hereby.

            SECTION 4.12.  ABSENCE OF CERTAIN  CHANGES OR EVENTS.  Except as set
                           -------------------------------------
forth on Schedule 4.12(i), since June 30, 2000, there has not been any Material Adverse Effect and no event has occurred or action has been taken or failed to be taken which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect and the Business has been conducted in the ordinary course of business in all material respects and, notwithstanding the generality of the foregoing, (i) in the period which commences on the date of this Agreement and ends on December 31, 2001, none of the Seller and the Asset Sale Subsidiaries with respect to the Business and the Spirits Subsidiaries shall have made bulk sales of Bulk Scotch Maturing Stocks in excess, in aggregate, of 5,000,000 original liters of absolute alcohol, and as of the end of such period may not have outstanding commitments to sell in excess of 2,500,000 original liters of absolute alcohol, (ii) since June 30, 2000, have sold finished case goods to wholesalers, distributors and retailers in quantities that resulted in a material increase in the level of stock of the Spirits Subsidiaries and the Asset Sale Subsidiaries that was not consistent with seasonal variations, or with past practices in the Business for the fiscal years ended June 30, 1998, 1999 and 2000 or (iii) agreed to take any of the actions specified in clauses (i) or (ii).

            SECTION 4.13.  BENEFIT PLANS;  EMPLOYEES.  (a) Schedule 4.13(a) sets
                           -------------------------
forth a list, as of the date hereof, of each material "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including all material plans of a similar
                           -----
nature in jurisdictions outside of the United States and which are not subject to ERISA and all material stock purchase, stock option, severance, employment, fringe benefit, bonus, incentive, deferred compensation and all other employee benefit plans, agreements or policies under which any employee of the Business (the "BUSINESS EMPLOYEES") has any present or future right to benefits sponsored
      ------------------
or maintained by SCL or any of the Asset Sale Subsidiaries or Spirits Subsidiaries. All such plans, agreements and policies shall be collectively referred to as the "COMPANY PLANS".
                    -------------

            (b) With respect to each Company Plan, the Seller has made available to the Buyers or their representatives a current, accurate and complete copy (or, where no document exists, a written description thereof) including all existing or proposed amendments thereto, and, to the extent applicable and existing as of the date hereof, (i) any related trust agreement or other funding instrument, (ii) the most recent IRS favorable determination letter, (iii) any summary plan description and (iv) the most current actuarial report (A) Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and (D) any other annual information returns or filings made with a Governmental Entity.

            (c) Except as would not have a Material Adverse Effect, each Company Plan has been administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other Applicable Laws. Each Company Plan which is intended to be qualified within the meaning of Code section 401(a) has received a favorable determination letter as to its qualification and the Seller does not have knowledge of any circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Company Plan. The Seller does not have knowledge of any circumstances likely to result in the loss of favored tax status of a Company Plan intended to have favorable tax status in a jurisdiction other than the US and each Company Plan which is intended to be registered has been accepted for registration by the applicable Governmental Entity.

            (d) Except in each case as would not have a Material Adverse Effect, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Seller, threatened with respect to any Company Plan.

            (e) To the knowledge of Seller, none of the Asset Sale Subsidiaries or the Spirits Subsidiaries has engaged in a transaction with respect to any Company Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Seller or any of the Asset Sale Subsidiaries or Spirits Subsidiaries to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would have a Material Adverse Effect.

            (f) No material liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by any of the Asset Sale Subsidiaries or any of the Spirits Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA. No Asset Sale Subsidiary or Spirits Subsidiary contributes to a multiemployer plan described in subtitle E of Title IV of ERISA. No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed by any Asset Sale Subsidiary or Spirits Subsidiary for any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("PENSION PLAN")
                                                                 -------------
within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

            (g) To the knowledge of Seller, all contributions required to be made under the terms of any material Company Plan have been timely made or have been reflected in the Financial Statements. None of the Asset Sale Subsidiaries or Spirits Subsidiaries has provided, or is required to provide, security to any Pension Plan pursuant to Section 401(a)(29) of the Code. Except as set forth in
Schedule 4.13(g), with respect to any material Company Plan maintained outside of the U.S., none of the Asset Sale Subsidiaries or Spirits Subsidiaries has (or will have as a consequence of the transactions contemplated by this Agreement) any liability to make payment to any pension plan as a result of any deficiency or shortfall in the funding of such plan.

            (h) Except as may be set forth in any Schedule hereto, there has been no amendment to, announcement by the Seller or any of the Asset Sale Subsidiaries or Spirits Subsidiaries relating to, or change in employee
participation   of  coverage  under,  any  Company

Plan which would increase materially the expense of maintaining such Company Plan above the level of the expense incurred therefor for the most recent fiscal year.

            (i) To the knowledge of Seller, all Company Plans maintained outside of the United States comply in all material respects with applicable local law.

            (j) Schedule 4.13(j)(i) sets forth a complete list as of September 30, 2000 of the name of each Business Employee of the Asset Sale Subsidiaries and the Spirits Subsidiaries, including each such Business Employee who, as of such date, is on any approved leave of absence for any reason (including short-term disability). Schedule 4.13(j)(ii) sets forth a complete list of those employees of the Asset Sale Subsidiaries and the Spirits Subsidiaries who are not primarily connected with the Business, and all of whom, unless otherwise agreed between the Seller and the Buyers on or prior to the Closing Date, will be transferred by the Seller to a designated subsidiary or Affiliate of the Seller (other than the Spirits Subsidiaries) (the "RETAINED EMPLOYEES").
                                                   ------------------

            (k) Except as set forth on Schedule 4.13(k), none of the Seller, the Asset Sale Subsidiaries or the Spirits Subsidiaries have any material unfunded liabilities with respect to any Company Plan the liabilities of which will be assumed by the Buyers hereunder, and all liabilities under any Company Plans are funded in accordance with Applicable Laws and generally accepted actuarial principles in the relevant jurisdiction.

            SECTION 4.14.  ENVIRONMENTAL  MATTERS.  Except in each case as would
                           ----------------------
not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect: (i) the Business (A) is being conducted, and has been conducted, within all applicable statute of limitations periods, in compliance with all applicable Environmental Laws and (B) possesses all Consents required under applicable  Environmental  Laws to operate the Business as  currently  operated,
(ii) neither the Seller nor any of its Subsidiaries has received any written notice of any actions, proceedings, investigations or suits before any Governmental Entity or any judgment, decree or order against (A) the Seller or any of its Subsidiaries (other than the Spirits Subsidiaries) relating to the Business or (B) any of the Spirits Subsidiaries or Transferred Assets, in each case, pending or, to the knowledge of the Seller, threatened which relate to compliance with any Environmental Law or to investigation or cleanup of any Hazardous Materials at any location, (iii) to the knowledge of the Seller, there are no Hazardous Materials at any of the Spirits Properties or any property formerly owned or leased by any of the Spirits Subsidiaries, which Hazardous Materials are in concentrations and under such circumstances as violate, or as would give rise to liability to the Buyers or any of the Spirits Subsidiaries or require remediations under, any applicable Environmental Law and (iv) there are no Pre-Closing Environmental Conditions that would reasonably be expected to result in liability of any Spirits Subsidiary or of the Business.

            SECTION 4.15.  INTELLECTUAL  PROPERTY.  Schedule  4.15(a) includes a
                           ----------------------
list of all material patent and trademark registrations and applications, as of the date hereof, with respect to (i) the Transferred Intellectual Property and
(ii) the Intellectual Property owned by the Spirits Subsidiaries (collectively, the "SPIRITS IP").
     ----------

            (b) Except as disclosed on Schedule 4.15(a) or 4.15(b), (i) the Asset Sale Subsidiaries or the Spirits Subsidiaries own or have the right to use, and have the right to transfer without giving rise to any material rights in any third party, all material Intellectual Property necessary to conduct the Business in all material respects as conducted as of the date hereof, (ii) to the knowledge of the Seller, all of the material Spirits IP is unexpired, is free of all Liens (other than Permitted Liens) and has not been abandoned or cancelled, and (iii) to the knowledge of the Seller, the Spirits IP does not infringe the Intellectual Property of any third party and is not being infringed by any third party, except for any such infringement, which would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            SECTION 4.16. BROKERS AND INTERMEDIARIES.  None of the Seller or any
                          --------------------------
of its Subsidiaries have employed any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement or any Related Agreement which would be entitled to a broker's, finder's, investment banker's or similar fee or commission in connection with such transactions, except for any such fees or commissions which shall be the sole responsibility of the Seller prior to and following the Closing.

            SECTION 4.17.  REAL  PROPERTY.  Schedule 4.17 sets forth,  as of the
                           --------------
date hereof, (i) a list of all Transferred Real Property and all material real property and material interests in real property owned by the Spirits Subsidiaries (such property and interests in real property, together with the Transferred Real Property, the "OWNED PROPERTIES") and (ii) a list of all
                                    -----------------
Assigned Contracts to which any Asset Sale Subsidiary is a party as lessee and which are leases of material real property or material interests in real property and all leases of material real property or material interests in real property to which any Spirits Subsidiary is a party as lessee (the "LEASED
                                                                          ------
PROPERTIES" and, together with the Owned Properties,  the "SPIRITS PROPERTIES").
----------                                                 ------------------
The Asset Sale Subsidiaries and the Spirits Subsidiaries, as applicable, hold insurable title to all Owned Properties (or with respect to Owned Properties in Scotland, good title to all Owned Properties), free and clear of all Liens (other than Permitted Liens), and are in possession as lessees of all Leased Properties, subject to the rights of sub-tenants, except (i) as set forth on
Schedule 4.17 or (ii) for any such failures to hold such title or have such possession as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            SECTION 4.18. TAX MATTERS.  Except (i) as set forth on Schedule 4.18
                          -----------
or (ii) as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (A) all Tax Returns required to be filed by, or with respect to any activities of, the Asset Sale Subsidiaries and the Spirits Subsidiaries prior to the date hereof have been filed (except those under valid extension), (B) as of the date hereof, all Taxes of the Asset Sale Subsidiaries (in each case, with respect to the Business) and the Spirits
Subsidiaries have been paid or adequately provided for on the Financial Statements (unless such Taxes are being contested in good faith) and (C) neither the Seller nor any of its Subsidiaries has received written notice of any action, suit, proceeding, investigation, claim or audit against, or with respect to, any Asset Sale Subsidiary (in each case, with respect to the Business) or any Spirits Subsidiary in respect of any Taxes (other than Income Taxes).

            SECTION 4.19.  INDEBTEDNESS.  JES has  completed  offers to purchase
                           ------------
(the "JES OFFERS TO PURCHASE")  the  outstanding  indebtedness  of JES listed on
      ----------------------
Schedule  4.19(a)  (the "JES
                         ---

PUBLIC INDEBTEDNESS"). Also set forth on Schedule 4.19 are the principal amounts
-------------------
of the JES Public Indebtedness which are outstanding as of the date hereof.

            SECTION  4.20.  BUSINESS.   The  Spirits  Subsidiaries  are  engaged
                            --------
primarily in the Business and do not engage in any other business or activity in any material respect (other than the Retained Assets and Retained Liabilities). Other than the Asset Sale Subsidiaries and the Spirits Subsidiaries, no other Affiliate of the Seller is engaged in the Business in any material respect.

            SECTION 4.21.  LABOR MATTERS.  Except as set forth on Schedule 4.21,
                           -------------
neither (i) any Asset Sale Subsidiary with respect to the Business nor (ii) any Spirits Subsidiary is the subject of any material proceeding asserting that any Asset Sale Subsidiary or any Spirits Subsidiary has committed an unfair labor practice nor is there pending, nor has there been for the past three years, any material labor strike, dispute, walk-out, work stoppage, slow-down or lockout involving the employees of the Business.

            SECTION  4.22.   VIVENDI   TRANSACTION.   The  consummation  of  the
                             ---------------------
transactions contemplated by the Merger Agreement dated as of June 19, 2000 between Vivendi S.A., Canal Plus S.A., Sofice S.A. and 3744531 Canada Inc. and SCL (the "VIVENDI TRANSACTION") did not materially contravene, conflict with or
          -------------------
violate or constitute a default under any provision of, or result in the termination or acceleration of, or entitle any party to terminate or accelerate any obligation under, or entitle any party to exercise any right of first offer, right of first refusal, option or other similar right to acquire the Transferred Shares, the Transferred Minority Interests, the Transferred Assets or any assets of the Spirits Subsidiaries pursuant to, or give any person the right to cancel, terminate or modify any Contract relating to the Business, except (i) as set forth on Schedule 4.6 and (ii) as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            SECTION 4.23. PRODUCT RECALLS. Except as set forth on Schedule 4.23,
                          ---------------
there have been no material product recalls, stop sales or withdrawals of products prior to sale with respect to the Business since January 1, 1999. To the knowledge of the Seller, there is no reason there would be a material increase in the amount of products of the Business being returned for credit, refund or replacement during the period from the date hereof to January 1, 2002.

            SECTION 4.24. INSURANCE. Schedule 4.24 sets forth a complete list as
                          ---------
of the date hereof of (i) all insurance policies of SCL and its Affiliates (other than the Spirits Subsidiaries) which may operate to cover any loss or liability relating to the Business (the "SCL INSURANCE POLICIES") and (ii) all
                                          -----------------------
insurance  policies  of  the  Spirits   Subsidiaries  (the  "SPIRITS  SUBSIDIARY
                                                             -------------------
INSURANCE  POLICIES").  All such  policies  are in full  force and effect and no
-------------------
premiums due and payable thereon are delinquent. There are no pending material claims against such insurance by any Asset Sale Subsidiary or any Spirits Subsidiary with respect to the Business as to which the insurers have denied liability.

            SECTION 4.25.  RESIDENCE OF SCL. SCL is not a non-resident of Canada
                           ----------------
within the meaning of the INCOME TAX ACT (Canada) and is a registrant for purposes of any taxes imposed under Part IX of the EXCISE TAX ACT (Canada).

            SECTION 4.26.  MATURING  STOCKS.  Schedule 4.26 sets forth a list of
                           ----------------
the amount of the Bulk Canadian Maturing Stocks, as of November 30, 2000, and Bulk Scotch Maturing Stocks, as of December 18, 2000 owned (i) by the Spirits Subsidiaries and (ii) the Asset Sale Subsidiaries which, if the date hereof were the Closing Date, would constitute Transferred Assets, setting forth the year of distillation and type of whisky. As of the Closing, the Bulk Scotch Maturing Stocks of the Seller and its Affiliates will not be subject to any Liens (other than Permitted Liens).

            SECTION 4.27.  NO OTHER  REPRESENTATIONS.  Notwithstanding  anything
                           -------------------------
contained in this Article IV or any other provision of this Agreement or any Related Agreement, it is the explicit intent of each party hereto that the Seller is making no express or implied representations or warranties whatsoever, except those representations and warranties of the Seller set forth in this
Article IV.

            SECTION 4.28. ABSENCE OF UNDISCLOSED LIABILITIES.  Except (i) as set
                          ----------------------------------
forth in or provided for (and reserved against in or disclosed in the footnotes to) the June 30 Balance Sheet, (ii) as set forth on any Schedule to this Agreement to the extent reasonably apparent or (iii) for Liabilities that have arisen not in violation of this Agreement since June 30, 2000 in the ordinary course of business, there are no Liabilities of a type that would be required to be presented in a balance sheet prepared in accordance with GAAP (applied on a consistent basis with the June 30 Balance Sheet) relating to the Business, the Spirits Subsidiaries or included in the Assumed Liabilities, except as would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            SECTION 4.29. DBC. The amounts for direct brand contribution for the
                          ---
fiscal year ended June 30, 2000 for those brands set forth on Schedule 4.29 were prepared by the Seller in good faith based on the books and records of the Business and have been prepared on a consistent basis for each brand in all material respects and are the amounts used for management reporting and are materially consistent with cost accounting and brand profitability guidelines and procedures used for the Business as of the date hereof.


                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE BUYERS
                  --------------------------------------------

            Each Buyer (solely with respect to itself and not the other Buyer) hereby severally represents and warrants to the Seller, except as contemplated by this Agreement or any Related Agreement, as follows:

            SECTION 5.1. DUE  ORGANIZATION,  GOOD STANDING AND POWER. Such Buyer
                         -------------------------------------------
is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all power and authority necessary to execute and deliver this Agreement and the Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby.

            SECTION 5.2.  ORGANIZATIONAL  DOCUMENTS;  BUYERS.  Prior to the date
                          ----------------------------------
hereof, such Buyer has made available to the Seller or its representatives a complete and correct copy of the Charter Documents of such Buyer as in effect as of the date hereof and as shall be in effect as of the Closing and all other agreements among the Buyers with respect to the transactions contemplated by this Agreement and the Related Agreements as in effect as of the date hereof and as shall be in effect as of the Closing. Such Charter Documents and other agreements are in full force and effect and such Buyer is not in violation of any provision of its Charter Documents. Such Buyer, if it is the purchaser of the capital stock of JES is a corporation for U.S. tax purposes. Buyer B shall acquire the capital stock of JES, Seagram United Kingdom Limited and Captain Morgan Rum Distillers Limited (Canada) at the Closing.

            SECTION 5.3. AUTHORIZATION.  The execution, delivery and performance
                         -------------
of this Agreement and the Related Agreements to which it is a party by such Buyer and the consummation by such Buyer of the transactions contemplated hereby and thereby to which it is a party have been duly authorized by all necessary corporate or other organizational action by such Buyer. This Agreement has been duly and validly executed and delivered by such Buyer and, as of the Closing, each of the Related Agreements to which it is a party will have been duly and validly executed and delivered by such Buyer. Assuming the due authorization, execution and delivery of this Agreement and the Related Agreements by the Seller and the Asset Sale Subsidiaries, as applicable, this Agreement constitutes, and each of the Related Agreements upon execution and delivery will constitute, a legal, valid and binding obligation of such Buyer, enforceable against such Buyer in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            SECTION  5.4.   CONSENTS.   No  Consent  of,  or  Filing  with,  any
                            --------
Governmental Entity which has not been obtained or made by the such Buyer is required for or in connection with the execution, delivery and performance of this Agreement or any Related Agreement by such Buyer and the consummation by such Buyer of the transactions contemplated hereby or thereby, in each case, except (i) as set forth on Schedule 5.4, (ii) as may be required solely by reason of the participation of the Seller, the Asset Sale Subsidiaries and/or the Selling Subsidiaries in the transactions contemplated by this Agreement and the Related Agreements or (iii) for any Consents or Filings the failure of which to obtain or make would not be reasonably likely to have, individually or in the aggregate, a Buyer Material Adverse Effect.

            SECTION  5.5.   NONCONTRAVENTION.   The   execution,   delivery  and
                            ----------------
performance by such Buyer of this Agreement and the Related Agreements to which it is a party do not, and the consummation by such Buyer of the transactions contemplated hereby and thereby will not, (i) subject to obtaining or making the Consents and/or Filings, as the case may be, referred to in Section 5.4, contravene, conflict with or violate any Applicable Law, (ii) contravene, conflict with or violate any provision of the Charter Documents of such Buyer or
(iii) subject to obtaining or making the Consents and/or Filings, as the case may be, referred to in Section 5.4, contravene, conflict with or violate or constitute a default under any provision of, or result in the termination or acceleration of, or entitle any party to terminate or accelerate any obligation under, or result in the imposition of any Lien (other than a Permitted Lien) upon the assets of such Buyer pursuant to, or give any person the right to cancel, terminate or modify any Contract to which such Buyer or any of its Subsidiaries is a party or by which such Buyer or any of its Subsidiaries is bound, except in the case of clauses (ii) and (iii), for any such contraventions, conflicts, violations, defaults, terminations, accelerations, exercises, Liens, cancellations or modifications which would not be reasonably likely to have, individually or in the aggregate, a Buyer Material Adverse Effect.

            SECTION 5.6. LITIGATION.  There are no actions or suits against such
                         ----------
Buyer or any of its Subsidiaries pending or, to the knowledge of such Buyer, threatened, which seek to, and such Buyer is not subject to any judgments, decrees or orders which, enjoin, prevent or rescind or may be reasonably likely to have the effect of enjoining, preventing or rescinding, in any material
respect  the  transactions   contemplated  by  this  Agreement  or  any  Related
Agreement.

            SECTION 5.7. BROKERS AND  INTERMEDIARIES.  None of such Buyer or its
                         ---------------------------
Subsidiaries has employed any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement or any Related Agreement which would be entitled to a broker's, finder's, investment banker's or similar fee or commission in connection with such transactions, except for any such fees or commissions for which shall be the sole responsibility of such Buyer or its Affiliates.

            SECTION 5.8.  INVESTMENT  INTENT.  Such Buyer will not distribute or
                          ------------------
resell any of the Transferred Shares or Transferred Minority Interests in violation of Applicable Law.

            SECTION  5.9.  FINANCING.  At the  Closing,  the  Buyers  will  have
                           ---------
sufficient funds to pay the Purchase Price and all related fees and expenses and to effect all other transactions contemplated by this Agreement and the Related Agreement.

            SECTION 5.10.  NO OTHER  REPRESENTATIONS.  Notwithstanding  anything
                           -------------------------
contained in this Article V or any other provision of this Agreement or any Related Agreement, it is the explicit intent of each party hereto that such Buyer is making no express or implied representations or warranties whatsoever, except those representations and warranties of such Buyer set forth in this
Article V.


                                   ARTICLE VI

                                    COVENANTS
                                    ---------

            SECTION 6.1. CONDUCT OF THE BUSINESS. From the date hereof until the
                         -----------------------
Closing Date, except (i) as otherwise required, permitted or contemplated by this Agreement or any Related Agreement, (ii) as required by Applicable Law,
(iii) as set forth on Schedule 6.1 or (iv) with respect to any Retained Assets or Retained Liabilities, (A) the Seller shall, and shall cause the Asset Sale Subsidiaries and the Spirits Subsidiaries to, operate the Business in the ordinary course of business in all material respects in the aggregate and to use reasonable efforts consistent with past practices to preserve in all material respects their relationships with customers, employees, suppliers and others with whom they deal in connection with the Business, and (B) the Seller shall not, and shall not permit any Asset Sale Subsidiary or Spirits

Subsidiary to, without the prior written consent of the Buyers (such consent not to be unreasonably withheld or delayed):

            (i) grant to any Business Employee any increase in compensation or benefits, or enter into any termination protection agreements, golden parachutes or other similar arrangements, except (x) as may be required under any Company Plan or written agreement existing on the date hereof, (y) for increases and bonuses in the ordinary course of business excluding any bonus relating to the transactions contemplated by this Agreement and (z) for any increases or bonuses for which the Buyers or any of their Affiliates or the Spirits Subsidiaries shall not be obligated after the Closing;

            (ii) in the case of any Spirits Subsidiary, amend its Charter Documents in any material respect and, in the case of any of the Asset Sale Subsidiaries, amend its Charter Documents in any manner adverse in any material respect to the transactions contemplated by this Agreement or any Related Agreement;

            (iii) in the case of any Spirits Subsidiary, redeem or otherwise acquire any shares of its capital stock or issue any capital stock or any options, rights, warrants, instruments convertible into or exchanged for capital stock or similar instruments relating to any capital stock;

            (iv) in the case of any Spirits Subsidiary, acquire all or a substantial portion of the assets or capital stock of any Person and, in the case of any of the Asset Sale Subsidiaries, acquire all or a substantial portion of the assets or capital stock of any Person which assets or capital stock would constitute Transferred Assets hereunder, in each case, for consideration in any individual case in excess of U.S. Dollars 5,000,000 or $25,000,000 in the aggregate;

            (v) in the case of any Spirits Subsidiary, incur any indebtedness for borrowed money or any guarantee in respect thereof other than in the ordinary course of business;

            (vi) except for expenditures provided for under any written Contract existing on the date hereof in the case of any Spirits Subsidiary, make or incur any capital expenditure which is individually in excess of U.S. Dollars 5,000,000 or $25,000,000 in the aggregate;

            (vii) in the case of any Spirits Subsidiary, pay, loan or advance any amount to, or sell, transfer or lease any of its assets to, or enter into any agreement or arrangement with, the Seller or any of its Affiliates (other than the Spirits Subsidiaries), which are directly or indirectly wholly-owned by the Seller except in the ordinary course of business;

            (viii) adopt or amend in any material respect any Company Plan or any collective bargaining agreement (unless currently in negotiation with the union) applicable to Business Employees, except (x) for any Company Plan with respect to which the Seller or its Affiliates (other than the Spirits Subsidiaries) shall remain solely responsible after the Closing or (y) in the ordinary course of business;

            (ix) permit the Transferred Shares, the Transferred Minority Interests, or any material Transferred Assets or any material assets of the Spirits Subsidiaries to become subject to any Lien, except for any Permitted Liens and Liens existing prior to the date of this Agreement;

            (x) except in the ordinary course of business, sell, lease or dispose of any asset which if held on the Closing Date would be a Transferred Asset or any asset of the Spirits Subsidiaries the fair market value of which individually is in excess of U.S. Dollars 500,000 or U.S. Dollars $3,000,000 in the aggregate;

            (xi) except in the ordinary course of business, amend, modify, enter into, renew, fail to renew or terminate any material Contract or enter into any agreement which contains any non-competition or exclusivity provision restricting the operation of the Business in any material respect;

            (xii) make any change in accounting  methods,  practices or policies
in  any  material   respect,   except  as  required  by  GAAP  or  any  official
interpretation thereof;

            (xiii) with respect to any Spirits Subsidiary, enter into any settlement of any litigation which restricts any portion of the Business in any material respect;

            (xiv) except in the ordinary course of business consistent with seasonal variations, and the practice of the Business in the fiscal years ended June 30, 1998, 1999 and 2000, sell the Spirits Subsidiaries' and the Asset Sale Subsidiaries' finished case goods to wholesalers, distributors and retailers in quantities that would result in a material increase in the level of stock of the Spirits Subsidiaries' and the Asset Sale Subsidiaries' finished case goods generally held by any such wholesalers, distributors and retailers;

            (xv) make any bulk sale of spirits (including any contra, swap or similar transaction) or enter into any securitization transactions relating to Transferred Assets, including Bulk Scotch Maturing Stocks other than bulk sales permitted by Section 4.12(i) and Bulk Canadian Maturing Stocks and Bulk Canadian Whisky Stocks other than pursuant to Contractual commitments in effect on the date hereof and additional sales which are, in the aggregate, immaterial. The types, quantity and quality of the Bulk Scotch Maturing Stocks set forth on
Schedule 4.26 will be maintained in all material respects in a manner consistent with past practices.

            (xvi) amend, vary, terminate or restate any of (A) the Memorandum of Agreement dated January 20, 1971 (or any related agreement or arrangement) made between JES, Chivas Brothers Limited and Kirin Brewery Co., Limited relating to Kirin Seagram Limited or (B) any Contract with Kirin Seagram Limited or Kirin Brewery Co. Limited and related to the distribution of any product bearing the label or mark "Chivas Regal" or (iii) the Master Agreement dated October 12, 2000 made between JES, Chivas Brothers Limited and Kirin Brewery Co. Limited (the "KIRIN MASTER AGREEMENT");
      ----------------------

            (xvii) agree finally, execute or enter into or otherwise bring into force any of the documentation referred to in the Kirin Master Agreement; and

            (xviii) make or declare any dividends or distributions, other than cash distributions, distributions of Retained Assets or Retained Liabilities and settlements of intercompany indebtedness; and

            (xix) agree to do any of the foregoing.

            SECTION  6.2.  ACCESS  TO  INFORMATION.  (a)  From  the date of this
                           -----------------------
Agreement until the Closing Date, the Seller will, during Normal Business Hours and upon reasonable prior notice, subject to Applicable Law, (i) provide to or cause to be provided to the Buyers and their authorized representatives reasonable access to the offices, properties, books and records related to the Business, (ii) coordinated through an employee designated by the Seller and, if requested by the Seller, in the presence of a designated officer of the Seller or other representatives of the Seller, permit the Buyers and their representatives to discuss the affairs, finances and accounts of the Business with the officers, employees and independent public accountants of the Seller, the Asset Sale Subsidiaries and the Spirits Subsidiaries, (iii) furnish to the Buyers such financial and operating data and other information with respect to the Business as the Buyers may reasonably request; provided that none of the actions taken by the Buyers under clauses (i), (ii) or (iii) shall unreasonably interfere with the normal operations of the Business, (iv) provide the Buyers with monthly profit and loss statements as soon as reasonably practicable following the end of each month consistent with the statements prepared during calendar year 2000 and (v) provide as soon as reasonably practicable following the end of each month sales and inventory reports with respect to the brands set forth on Schedule 6.2 to the extent such reports are prepared in the ordinary course consistent with past practice.

            (b) In addition to the foregoing, to the extent not unreasonably interfering with the operations of the Business, the Seller shall cooperate with and provide such information to the Buyers as the Buyers shall reasonably request in connection with the disposal of certain assets of the Spirits Subsidiaries and certain of the Transferred Assets by the Buyers or their Affiliates, including such cooperation and information as may be needed to prepare materials to offer such assets to third parties and to discuss such potential dispositions with third parties. In addition, to the extent not interfering with the operations of the Business, the Seller shall permit access to books, records, offices and properties related to the Business (including Tax information) and the officers and employees of the Seller, the Asset Sale Subsidiaries and the Spirits Subsidiaries for the purpose of determining the manner in which the Buyers will allocate assets and liabilities at and following the Closing.

            (c) Any information heretofore or hereafter obtained from the Seller or any of its Affiliates or representatives by Buyer A and Buyer B shall be subject to the terms of the Buyer A Confidentiality Agreement or Buyer B Confidentiality Agreement, respectively, and such information shall be held by Buyer A and Buyer B and their respective representatives in accordance with the terms of such Buyer A Confidentiality Agreement or Buyer B Confidentiality Agreement, respectively. Each of the Buyers agrees that its representatives shall constitute "Representatives" of such Buyer for purposes of the Buyer A Confidentiality Agreement and Buyer B Confidentiality Agreement, as applicable. Subject to the approval of the Seller (such approval not to be unreasonably withheld), each of the Buyer A Confidentiality Agreement and the Buyer B Confidentiality Agreement shall be deemed modified to the extent reasonably necessary for the Buyers and their respective representatives to enter into agreements or discussions with respect to dispositions of portions of the Business to third parties. To the extent that either of the Buyer A Confidentiality Agreement or the Buyer B Confidentiality Agreement shall be deemed to be in conflict with this Agreement, the terms of this Agreement shall prevail. Buyer B and the Seller agree that the paragraph numbered 13 in the Buyer B Confidentiality Agreement is hereby terminated. Buyer A and the Seller agree that the paragraph numbered 13 in the Buyer A Confidentiality Agreement is hereby terminated.

            (d) At the Closing, to the extent permitted by the terms thereof, any other confidentiality agreements executed by the Seller or its Affiliates, on the one hand and third parties on the other hand, relating to the Seller's seeking interest in purchasing the Business ("ULTRA AGREEMENTS") shall be
                                                   -----------------
assigned to the Buyers.

            (e) The Buyers will be permitted to announce the execution of any Contract with respect to the disposition of any of the assets of the Business and information reasonably related thereto subject to the approval of the Seller (such approval not to be unreasonably withheld).

            (f) Within five Business Days after the date hereof, the Seller shall require the immediate return or destruction of all copies of information related to the Business provided to third parties which entered into Ultra Agreements and shall take all reasonable actions necessary to enforce any such rights under the Ultra Agreements, in each case, to the extent entitled pursuant to the terms of the applicable Ultra Agreement.

            SECTION 6.3. FURTHER ACTION; BEST EFFORTS.  (a) Subject to the terms
                         ----------------------------
and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement or any Related Agreement. In furtherance and not in limitation of the foregoing, each party hereto agrees to make (i) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement or any Related Agreement as promptly as reasonably practicable and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as reasonably practicable,
(ii) appropriate filings with the European Commission in accordance with applicable competition, merger control, antitrust, investment or similar laws as promptly as reasonably practicable and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested by the European Commission and to take all other actions necessary, proper or advisable to cause the expiration or termination of any applicable waiting periods instituted by the European Commission, (iii) appropriate filings with the Government of Canada in accordance with applicable competition, merger control, antitrust, investment or similar laws as promptly as reasonably practicable and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested by the Government of Canada and to take all other actions necessary, proper or advisable to cause the expiration or termination of any applicable waiting periods and to obtain any approval or notification required to be obtained from the Government of Canada as may be required pursuant to the ICA or the Investment Canada Undertaking in order to complete the transactions contemplated hereby and (iv) appropriate filings with any other Governmental Entity in accordance with applicable competition, merger control, antitrust, investment or similar laws as promptly as practicable and to supply as promptly as practicable any additional information and documentary material that may be requested by the appropriate Governmental Entities and to take all other actions necessary, proper or advisable to cause the expiration or termination of any applicable waiting periods instituted under such laws. Each party shall use its best efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated by the Stock and Asset Purchase Agreement or any Related Agreement under any applicable competition, merger control, antitrust, investment or similar laws. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by the Stock and Asset Purchase Agreement or any Related Agreement as violative of any competition, merger control, antitrust, investment or similar laws, each party shall cooperate in all respects with each other and use its respective best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the Stock and Asset Purchase Agreement or any Related Agreement.

            (b) Each party shall, in connection  with the efforts  referenced in
Section 6.3(a) to obtain all requisite approvals, notifications and authorizations for the transactions contemplated by this Agreement or any Related Agreement under the HSR Act or the European Community Merger Control Regulation, the ICA or the Investment Canada Undertaking, use its reasonable best efforts, subject to Applicable Laws relating to the exchange of information to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) keep the other parties informed of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust
                                                           ---
Division of the Department of Justice (the "DOJ"), the European  Commission,  or
                                            ---
the relevant Canadian Governmental Entity and any material communication received or given in connection with any proceeding by a private party and (iii) permit the other parties to review in advance any communication given by it to, and consult with each other in advance of any meeting or material conference with, the FTC, the DOJ, the European Commission or the relevant Canadian Government Entity, or in connection with any material proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ, the European Commission or other Person or the relevant Canadian Government Entity, give the other party the opportunity to attend and participate in such meetings and conferences, in each case of clauses (i), (ii) or (iii) to the extent relating to any of the transactions contemplated by this Agreement or any Related Agreement.

            (c) Other than to the extent applicable law expressly requires the Seller or any of its Subsidiaries to obtain any consent of any other Governmental Entity or to make any filing with any other Governmental Entity (collectively, the "OTHER GOVERNMENTAL CONSENTS"), the Buyers shall be
                       -----------------------------
responsible for making such filings and otherwise pursuing all Other Governmental Consents which are required to consummate the transactions contemplated by the Stock and Asset Purchase Agreement or any Related Agreement and shall provide a confirmation to the Seller of any filings or notices made or other communications given or received in connection with such Other Governmental Consents. The Seller shall cooperate with the Buyers in pursuing the Other Governmental Consents.

            (d) The Seller shall use its reasonable best efforts to obtain any Consent or waiver of right of first refusal (other than the Serralles ROFR) or right of first offer that would be triggered in connection with the consummation of the transactions contemplated hereby under any Contract or Charter Document to which any of the Asset Sale Subsidiaries or the Spirits Subsidiaries is a party or by which it or any of its assets, properties or business is bound.

            SECTION  6.4.  POST-CLOSING  COOPERATION;  RECORDS.  (a) The parties
                           -----------------------------------
shall use their reasonable best efforts to cooperate with each other, and shall use their reasonable best efforts to cause their respective officers, employees, agents, auditors and representatives to cooperate with each other, for a period of not less than 180 days after the Closing Date to ensure the orderly transition of the Business and Transferred Assets from the Seller to the Buyers and other third parties, as applicable, and to minimize any disruption to the respective businesses of the Seller and its Affiliates and the Buyers and their Affiliates, including the Business, that might result from the transition of ownership of the Business contemplated hereby.

            (b) After the Closing, upon reasonable prior written notice, the Buyers, on the one hand, and the Seller, on the other hand, shall furnish or cause to be furnished to each other and their employees, counsel, auditors and representatives access, during Normal Business Hours, to such information and assistance relating to the Business as is reasonably necessary for financial reporting and accounting matters (other than in connection with the Calculation), it being understood that the Buyers shall be seeking to dispose of portions of the Business. Each party shall reimburse the other parties for reasonable out-of-pocket costs and expenses incurred in assisting such party pursuant to this Section 6.4(b). No party shall be required by this Section 6.4(b) to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations.

            (c) As soon as reasonably practicable following the Closing, the Seller shall deliver or cause to be delivered to the Buyers all agreements, documents, books, records and files, including records and files stored on computer disks or tapes or any other storage medium (collectively, "RECORDS"), of the Seller and its Affiliates relating to the Business and in the Seller's or such Affiliates possession, subject to the following exceptions:

            (i) the Seller may retain all Records which relate to Subsidiaries or divisions of the Seller other than those exclusively constituting part of the Business and shall provide copies of the relevant portions thereof which relate to the Business to the Buyers;

            (ii) the Seller may retain all Records which exclusively relate to any of the Retained Assets or Retained Liabilities and shall provide copies of the relevant portions thereof which relate to the Business to the Buyers;

            (iii) the Seller may retain all Records maintained on information technology hardware or software retained by the Seller and shall provide copies of the relevant portions thereof which relate to the Business to the Buyers, provided that nothing in this exception shall relieve the Seller of its obligation to cooperate in transferring to Buyers any computerized databases containing Records pertaining to Spirits IP;

            (iv) the Seller may retain all Records prepared primarily for the purpose of the sale of the Business or any part thereof, including bids received from other parties and analyses relating to the Business; and

            (v) the Seller may retain any Tax Returns, reports or forms, and the Buyers shall be provided with copies of such Tax Returns, reports or forms only to the extent that they relate to separate Tax Returns or separate Tax liability of the Business.

            (d) The Buyers shall, and shall cause their respective Affiliates and shall make adequate provision with respect to portions of the Business that are sold to third parties to, preserve and keep the Records of the Business actually delivered to the Buyers pursuant to this Agreement or held by the Spirits Subsidiaries at or after the Closing for a period of seven years from the Closing Date, or for any longer periods required by any Governmental Entity or ongoing litigation, and the Buyers shall, or shall cause their respective Affiliates to, make such Records held by the Buyers or their Affiliates or any such third party available to the Seller and its Affiliates and representatives as may be reasonably requested by the Seller for any purpose, including for purposes of determining any liability or obligation under this Agreement or for purposes of identifying any Records which the Seller is entitled to retain pursuant to Section 6.4(c). If any Buyer wishes to destroy such Records after that time, it shall give 90 days' prior written notice to the Seller and the Seller shall have the right, at its option and expense, upon written notice given to such Buyer within that 90-day period, to take possession of the Records within 120 days after the date of the Seller's notice to such Buyer.

            SECTION  6.5.  INTERCOMPANY  ACCOUNTS AND  ARRANGEMENTS;  TRANSITION
                           -----------------------------------------------------
SERVICES.  (a) On or prior  to the  Closing,  all  intercompany  receivables  or
--------
payables and loans then existing between SCL or any of its Subsidiaries or Affiliates (other than the Spirits Subsidiaries), on the one hand, and any of the Spirits Subsidiaries, on the other hand, other than intercompany receivables and payables for goods or services provided in the ordinary course of business of the Business or for the services contemplated to continue pursuant to the Transition Services Agreement, shall be settled or, at the option of the Seller after consultation with the Buyer (taking into account the capitalization of the relevant Spirits Subsidiary), any net receivable or loan due from the Spirits Subsidiaries to SCL or any of its Subsidiaries or Affiliates (other than the Spirits Subsidiaries) shall be purchased by the Buyers at the Closing with the aggregate amount of any such purchase price reducing the amount of the Base Purchase Price payable by the Buyers to the Seller at the Closing pursuant to
Section 2.1. All intercompany receivables, payables and loans for goods or services provided in the ordinary course of business of the Business and for the services contemplated to continue pursuant to the Transition Services Agreement shall remain outstanding after the Closing and shall be satisfied by the obligor thereon in accordance with their terms, by wire transfer in immediately available funds.

            (b) Certain arrangements between SCL and its Subsidiaries (other than the Spirits Subsidiaries), on the one hand, and the Spirits Subsidiaries, on the other hand, shall continue after the Closing, to the extent provided for, and on the terms and conditions set forth in, the Transition Services Agreement.

            SECTION 6.6. AGREEMENT TO DEFEND AND INDEMNIFY. (a) The Buyers shall
                         ---------------------------------
cause all rights to indemnification by any of the Spirits Subsidiaries in effect as of the Closing in favor of each present and former director, officer, employee, agent or representative of each of the Spirits Subsidiaries (hereinafter referred to in this Section 6.6 as an "INDEMNIFIED REPRESENTATIVE")
                                                    --------------------------
as provided in the Charter Documents of the Spirits Subsidiaries or pursuant to other instruments or agreements of the Spirits Subsidiaries existing as of the Closing to survive the Closing and to continue in full force and effect following the Closing Date with respect to events occurring prior to the Closing Date.

            (b) The covenants contained in this Section 6.6 shall survive the Closing Date until fully discharged and are intended to benefit each of the Indemnified Representatives.

            SECTION 6.7. PUBLIC ANNOUNCEMENTS.  The parties agree that, from the
                         --------------------
date hereof through the Closing Date, no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the Seller and the Buyers (which consent shall not be unreasonably withheld), except as such release or announcement may be required by Applicable Law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall allow the Seller and the Buyers reasonable time to comment on such release or announcement in advance of such issuance.

            SECTION 6.8. DEALINGS WITH DISTRIBUTORS AND BROKERS.  (a) The Buyers
                         --------------------------------------
shall be solely responsible for securing their own agreements or arrangements with distributors and brokers with respect to the Business, and the Seller and its Affiliates (other than the Spirits Subsidiaries) shall have no duties, obligations or liabilities with respect to the agreements or arrangements of the Buyers for the distribution and sale of the products of the Business, except as otherwise provided for in this Section 6.8.

            (b) The Seller shall make available or cause to be made available prior to the Closing upon the reasonable prior written request of either of the Buyers, employees or officers of the Seller and its Affiliates with business relationships with distributors and brokers with respect to the Business for the purpose of meeting with representatives of the Buyers and such distributors and brokers in order to secure acceptable distribution and brokerage arrangements for periods following the Closing and such employees or officers shall cooperate to the extent reasonably requested with the Buyers in arranging for such meetings.

            (c) Immediately prior to Closing, the Seller shall take such actions to terminate distributors of the transaction contemplated by this Agreement as the Buyers may reasonably request; provided that the Buyers shall defend, indemnify and hold harmless the Seller and its Affiliates from and against all Losses incurred in connection with any such termination.

            SECTION 6.9.  GUARANTEES.  (a) The Buyers shall use their reasonable
                          ----------
best efforts to cause themselves or one or more of their respective Affiliates to be substituted in all respects for SCL or its Affiliates (other than the Spirits Subsidiaries), as applicable, and for SCL or its Affiliates (other than the Spirits Subsidiaries), as applicable, to be otherwise removed or released, effective as of the Closing, in respect of all obligations of SCL or its Affiliates (other than Spirits Subsidiaries), as applicable, under each of the guarantees, indemnities, surety bonds, letters of credit and letters of comfort given or obtained by SCL or its Affiliates (other than the Spirits Subsidiaries), as applicable, for the benefit of the Business or the Spirits Subsidiaries, including the guarantees set forth on Schedule 6.9(a)(i), but excluding SCL's guarantee of the JES Public Indebtedness, the QUIDS and the ACES (collectively, the "SCL GUARANTEES"), and for all obligations of SCL or its Affiliates (other
     ---------------
than Spirits Subsidiaries), as applicable, in respect thereof to be terminated, with, in each case, such substitution, removal, release and termination to be in form and substance reasonably satisfactory to the Seller.

            (b) If the Buyers and SCL have been unable to effect any such substitution, removal, release and termination with respect to any such SCL Guarantee effective as of the Closing, each of the Buyers agrees that after the Closing it shall use its reasonable best efforts to effect such substitution, removal and release and termination as soon as reasonably practicable. Each of the Buyers agrees to indemnify, pro rata in proportion to the Buyer A Proportion and the Buyer B Proportion, and hold the Seller and its Affiliates (other than Spirits Subsidiaries), as applicable, harmless from and against and in respect of any and all Losses and settlements incurred by the Seller and its Affiliates (other than the Spirits Subsidiaries), as applicable, to the extent not caused by or resulting from any actions of the Seller or its Affiliates, after the Closing under or pursuant to any such SCL Guarantee or SCL's guarantee of any JES Public Indebtedness, QUIDS and ACES which remain outstanding as of the Closing.

            (c) The Seller shall use its reasonable best efforts to cause itself or one or more of its Affiliates (other than the Spirits Subsidiaries) to be substituted in all respects for the Spirits Subsidiaries and for the Spirits Subsidiaries to be otherwise removed or released, effective as of the Closing, in respect of all obligations of the Spirits Subsidiaries under each of the guarantees, indemnities, surety bonds, letters of credit and letters of comfort obtained by the Spirits Subsidiaries for the benefit of the Seller or its Affiliates (other than the Spirits Subsidiaries), including the guarantees set forth on Schedule 6.9(c) (collectively, the "SPIRITS SUBSIDIARY GUARANTEES") and
                                             -----------------------------
for all obligations of the Spirits Subsidiaries in respect thereof to be terminated, with, in each case, such substitution, removal, release and termination to be in form and substance reasonably satisfactory to the Buyers.

            (d) If the Seller has been unable to effect any such substitution, removal, release and termination with respect to any such Spirits Subsidiary Guarantee effective as of the Closing, the Seller agrees that after the Closing it shall use its reasonable best efforts to effect such substitution, removal and release and termination as soon as possible. The Seller agrees to indemnify and hold the Buyers and their respective Affiliates (including the Spirits Subsidiaries), as applicable, harmless from and against and in respect of any and all Losses, claims, judgments and settlements incurred by the Buyers and their respective Affiliates (including the Spirits Subsidiaries), as applicable, after the Closing under or pursuant to any such Spirits Subsidiary Guarantee.

            (e) The parties shall cooperate with each other to effect the substitutions referred to in this Section 6.9.

            SECTION  6.10.  INDEBTEDNESS.  Except  (i) as set forth on  Schedule
                            ------------
6.10(a) and (ii) with respect to the JES Public Indebtedness, the QUIDS and ACES, the Seller shall use its reasonable best efforts to defease or repay or otherwise settle or to cause itself or one or more of its Affiliates (other than the Spirits Subsidiaries) to be substituted in all respects for the Spirits Subsidiaries and for the Spirits Subsidiaries to be otherwise removed or released, prior to or effective as of the Closing, in respect of all indebtedness of the Spirits Subsidiaries for borrowed money owed to third parties and for all obligations of the Spirits Subsidiaries in respect thereof to be terminated, with, in each case, such substitution, removal, release and termination to be in form and substance reasonably satisfactory to the Buyers.

            (a) If the Seller has been unable to effect any such repayment or substitution, removal and release and termination with respect to any such indebtedness effective as of the Closing, the Seller agrees that such indebtedness will result in a reduction in the Purchase Price to the extent provided for by Section 2.4.

            SECTION  6.11.  HEDGING  ARRANGEMENTS.  (a) The Seller shall use its
                            ---------------------
reasonable best efforts to terminate or otherwise settle or to cause itself or one or more of its Affiliates (other than the Spirits Subsidiaries) to be substituted in all respects for the Spirits Subsidiaries, and for the Spirits Subsidiaries to be otherwise removed and released, effective as of the Closing, in respect of all obligations of the Seller or its Affiliates (other than Spirits Subsidiaries), as applicable, under any interest rate swaps, foreign currency hedges or other hedging or derivative agreements to which any Spirits Subsidiary is a party or otherwise bound, including those swaps, hedges and derivative agreements listed on Schedule 4.3(e), and for all obligations of the Spirits Subsidiaries in respect thereof to be terminated, with, in each case, such substitution, removal, release and termination to be in form and substance reasonably satisfactory to the Buyer.

            (b) If the Seller has been unable to effect any such substitution, removal, release and termination with respect to any such agreement effective as of the Closing, the Seller agrees that after the Closing it shall use its reasonable best efforts to effect such substitution, removal and release and termination as soon as possible. The Seller agrees to indemnify and hold the Buyers and their respective Affiliates (including the Spirits Subsidiaries), as applicable, harmless from and against and in respect of any and all Losses, claims, judgments and settlements incurred by the Buyers and their respective Affiliates (including the Spirits Subsidiaries), as applicable, after the Closing under or pursuant to any such agreement.

            SECTION  6.12.  QUIDS  AND  ACES.  (a)  The  Seller  shall  use  its
                            ----------------
reasonable best efforts to commence or to cause one or more of its Affiliates (other than a Spirits Subsidiary) to commence as soon as practicable after the date hereof, and to consummate prior to the Closing, a tender or exchange offer for the 7.50% Adjustable Conversion-rate Equity Security Units issued by JES and SCL (the "ACES").
          ----

            (b) The Seller shall use its reasonable best efforts to consummate prior to Closing the tender offer to purchase the 8.00% Senior Quarterly Income Debt Securities due 2038 issued by JES (the "QUIDS").
                                             -----

            (c) In connection with the tender or exchange offers for the QUIDS and the ACES, the Seller shall or shall cause one of its Affiliates to seek consents such that immediately prior to the Closing the provisions contained in the indentures or any supplemental indentures with respect to the QUIDS and the 7.62% Subordinated Deferrable Notes due June 21, 2004
issued by JES and comprising a part of the ACES restricting the merger, consolidation or sale of all or substantially all of the assets of any of the Spirits Subsidiaries or otherwise restricting the conduct of the business of any Spirits Subsidiary in any material respect (other than payments of interest) or requiring the provision of any reports to holders of the ACES and QUIDS shall have no further force or effect.

            (d) To the extent that the Seller is unable to complete a successful tender offer for the QUIDS or a tender offer or exchange offer for the ACES prior to the Closing, or to the extent any QUIDS or ACES remain outstanding prior to the Closing after completion of a tender or exchange offer in which less than 100% of the QUIDS or ACES, as the case may be, are tendered or exchanged, the Seller agrees that the greater of the principal amount or the Fair Market Value of any such QUIDS or the subordinated deferrable notes forming part of the ACES, as the case may be, remaining outstanding as of the Closing Date will result in a reduction in the Purchase Price to the extent provided by
Section 2.4.

            (e) Prior to the Closing, the Seller shall use its reasonable best efforts, to the extent permitted by Applicable Law, to have delisted from the New York Stock Exchange the QUIDS and the ACES.

            (f) To the extent permitted by Applicable Law, prior to the Closing, the Seller shall file or cause JES to file with the SEC a Form 15 with respect to all JES Public Indebtedness and, if delisted from the New York Stock Exchange, the QUIDS and the ACES. In addition, prior to the Closing, the Seller shall file or cause JES to file a post-effective amendment to the Registration Statement on Form S-3 (filed on 9/2/99) to de-register and remove all of the securities registered thereon and shall terminate such Registration Statement.

            SECTION  6.13.  INSURANCE.  To the  extent  that  (i) any of the SCL
                            ---------
Insurance Policies cover any loss or liability relating to the Business and arising out of an occurrence prior to the Closing (such loss or liability, an "INSURED BUYER LOSS") and (ii) such SCL Insurance Policy continues after the
 -------------------
Closing to permit claims to be made with respect to such Insured Buyer Losses, the Seller agrees to cooperate and to cause SCL to cooperate with the Buyers, the Spirits Subsidiaries and their respective Affiliates in submitting claims on their behalf under such SCL Insurance Policies with respect to such Insured Buyer Losses; provided that the Buyers agree to reimburse the Seller and its Affiliates from all out of pocket costs and expenses actually incurred by them as a result of any such claim. To the extent that (i) any of the Spirit Subsidiary Insurance Policies or any other insurance policy of the Buyers or any of their respective Affiliates covers any loss or liability relating to the Business and arising out of an occurrence prior to the Closing (such loss or liability, an "INSURED SCL LOSS") and (ii) such Spirit Subsidiary Insurance
                 -----------------
Policy or other insurance policy continues after the Closing to permit claims to be made with respect to such Insured SCL Losses, the Buyers agree to cooperate with the Seller, SCL and its Affiliates (other than the Spirits Subsidiaries) in submitting claims on their behalf under such Spirit Subsidiary Insurance Policies or other insurance policies with respect to such SCL Insured Losses; provided that the Seller agrees to reimburse, indemnify and hold the Buyers and their Affiliates, as applicable, harmless from all Liabilities, costs and expenses actually incurred by them as a result of any such claim.

            SECTION  6.14.  RETAINED  ASSETS.  Prior to the Closing,  the Seller
                            ----------------
shall use its reasonable best efforts to cause the Retained Assets held by the Spirits Subsidiaries to be distributed or otherwise transferred by the applicable Spirits Subsidiary to another Person (other than any other Spirits Subsidiary); provided that there shall not be the imposition or assumption of Liabilities on the Buyers or any of the Spirits Subsidiaries or any violation of Applicable Law in connection therewith. Notwithstanding anything to the contrary contained in this Agreement, to the extent that the distribution or transfer, or attempted distribution or transfer, of any Retained Assets as provided for in the preceding sentence would require any Consent of any third party and such Consent shall not have been obtained prior to the Closing or for any other reason any such distribution or transfer shall not have been completed prior to the Closing, the parties shall use their reasonable efforts, and shall cooperate with each other, to obtain promptly any such Consent or to effect any such transfer or distribution following the Closing; provided that none of the Buyers or any of their respective Affiliates shall be required to pay any consideration, other amount or incur any expenses in connection thereto. Pending the completion of any such distribution or transfer, the parties shall cooperate with each other in any reasonable and lawful arrangements designed to provide to the Seller the benefits and Liabilities of such Retained Assets.

            SECTION  6.15.  SEAGRAM NAME.  (a) Effective as of the Closing,  the
                            ------------
Buyers shall grant to, or shall cause the grant to, the Seller, its Subsidiaries (other than the Spirits Subsidiaries) and Affiliates a worldwide non-exclusive royalty free right and license to use the "Seagram" name and the "Sandeman" name, or any derivations thereof, as used by the Seller, its Subsidiaries (other than the Spirits Subsidiaries) or its Affiliates (except in competition with the Business) prior to the Closing, for a period of nine months after the Closing, after which the Seller, its Subsidiaries (other than the Spirits Subsidiaries) and Affiliates shall cease all use of the "Seagram" name and the "Sandeman" name, except as set forth in Section 6.15(b).

            (b) Effective as of the Closing, the Buyers hereby grant the Seller, its Subsidiaries (other than the Spirits Subsidiaries) and Affiliates a perpetual, non-terminable, transferable, worldwide, non-exclusive royalty free right and license, with the right to sublicense the same, to use the "Seagram" name and the Seagram Crest, or any derivations thereof, in connection with all art, antiques, artifacts and archival materials owned or previously owned by the Seller, its Subsidiaries or its Affiliates, including "The Seagram Company Ltd.
- Bronfman Family Collections" at the Hagley Museum and Library, "The Seagram Art Collection" and "The Seagram County Courthouse Collection" and in connection with the name of the building located at 375 Park Avenue, New York, New York 10017. The Seller, its Subsidiaries (other than the Spirits Subsidiaries) and Affiliates may transfer the right to use the "Seagram" name and the Seagram Crest, or any derivations thereof, to a third-party or parties in connection with the transfer of any such art, antiques, artifacts, archival materials or building.

            (c) The Seller agrees to maintain and preserve the quality of the "Seagram" name and the "Sandeman" name, and to use them in good faith and in a manner consistent with good trademark practice. The Seller agrees to use the "Seagram" name and the "Sandeman" name, or any derivations thereof, only in the manner permitted by Applicable Law.

            (d) The Seller will use its reasonable best efforts to cause to be furnished to the Buyers and any Successor Buyers access to all of the archives relating to The Seagram

Company Ltd.--Bronfman Family Collections at the Hagley Museum and Library upon reasonable notice, including the rights to examine and borrow for reasonable periods of time any archival materials and to make copies thereof and extract excerpts therefrom.

            SECTION 6.16.  CHIVAS ENTITIES.  For at least one year from the date
                           ---------------
of the Closing, Buyer A agrees:

            (i) that Chivas Brothers Limited shall have at least two owners, each owning at least 1% of its outstanding shares, and no action shall be taken that would result in Chivas Brothers Limited not being treated as a partnership for United States Federal Income Tax purposes; and

            (ii) that it will not liquidate, discontinue the operations of, or sell the assets (other than inventory) of Chivas 2000.

            SECTION 6.17. FURTHER ASSURANCES; ACTIONS. (a) At any time following
                          ---------------------------
the Closing Date, the Seller and the Buyers shall and shall cause their Affiliates to, promptly execute, acknowledge and deliver any other assurances or documents necessary to vest more effectively in the proper party (or its Affiliates) or to put the proper party (or its Affiliates) more fully in possession of all of those assets (including the Retained Assets) to be transferred to such party or its Affiliates pursuant to this Agreement.

            (b) The Buyers agree to cause JES and Tequila Don Julio S.A. de C.V. to comply with the terms of paragraph 13 of the Patron Agreement and to indemnify and hold SCL and its Affiliates harmless for any breach of paragraph 13 of the Patron Agreement by JES or Tequila Don Julio S.A. de C.V. after the Closing. The Buyers and the Seller agree that they will cooperate fully as necessary to (i) enforce the releases contained in the Mutual Release, dated October 30, 2000 (the "PATRON MUTUAL RELEASE"), between St. Maarten Spirits
                       -----------------------
Limited, St. Maarten Spirits, Ltd., International Spirit Company Limited, Martin Crowley and John Paul Dejoria, et al. (the "ST. MAARTEN PARTIES"), on the one
                                             --------------------
hand, and JES, SCL, JDC S.A. de C.V., JDC Services, S.A. de C.V. and Tequila Don Julio S.A. de C.V. d/b/a Tequila Tres Magueyes and Tequila Don Julio, et al., on the other hand, against any claims asserted by the St. Maarten Parties in violation of the Mutual Release and (ii) enforce the payment and other obligations of the St. Maarten Parties under the Patron Agreement and the Guarantee, dated as of October 30, 2000, by John Paul Dejoria in favor of JES and SCL (the "PATRON GUARANTEE").
              ----------------

            (c) The Buyers shall cooperate with respect to any reasonable requests received from the Seller for copies of any Business Records or other information relating to the Citric Acid Litigation or any other matter listed as a Retained Asset or Retained Liability.

            (d) Following the Closing, the Buyers agree to comply and to cause their respective Affiliates and successors to comply with any obligations of the Spirits Subsidiaries or the Asset Sale Subsidiaries (for Assigned Contracts or Transferred Assets) under each of the Contracts of the Spirits Subsidiaries and the Asset Sale Subsidiaries with respect to the distribution of the ABSOLUT brand and the Mumm brand; provided that the Seller shall reimburse the Buyers, for any out-of-pocket expenses reasonably incurred in connection therewith. The Seller shall be entitled to terminate or cause its Affiliates to terminate any of the agreements governing the distribution of the ABSOLUT brand and the Mumm brand. Following the Closing, to the extent applicable, the Buyers shall, upon the written request of the Seller, terminate any of the agreements governing the distribution of the ABSOLUT brand and the Mumm brand.

            SECTION 6.18.  PAYMENTS.  From and after the Closing, (i) the Seller
                           --------
shall promptly cause to be paid to the Buyers or any designated Affiliates thereof any funds received in settlement of any accounts receivable related to the Business or otherwise related to the Business that the Seller or any of its Affiliates receive after the Closing Date and (ii) the Buyers shall promptly cause to be paid to the Seller or any designated Affiliate thereof any funds received with respect to any Retained Assets or Retained Liabilities or any business of the Seller (other than the Business) that any of such parties or any of their respective Affiliates receive after the Closing.

            SECTION 6.19.  RESIGNATIONS.  At or prior to the Closing, or as soon
                           ------------
as reasonably practicable thereafter, the Seller shall deliver to the Buyers the resignations of all directors or natural Persons of equivalent position from such positions with each of the Spirits Subsidiaries.

            SECTION 6.20. GST/QST REGISTRATION.  At or prior to the Closing, the
                          --------------------
entity and/or entities to which Buyer A and/or Buyer B may assign their respective rights, subject to Section 12.8, to purchase, subject to Section 2.1, the Transferred Shares and Transferred Minority Interests, if applicable, relating to any Canadian entities, as well as any Transferred Assets the supply of which is made in Canada for purposes of the goods and services, including for greater certainty real property, tax levied under the Excise Tax Act (Canada) or in Quebec for purposes of the sales tax levied by Quebec Sales Tax Act, shall be duly registered under subdivision (d) of Division V of Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax and harmonized sales tax and under Division 1 of Chapter VIII of Title I of the Quebec Sales Tax Act with respect to the Quebec sales tax and shall have such duly issued registration numbers.


                                   ARTICLE VII

                                   TAX MATTERS
                                   -----------

            SECTION 7.1. TAX  INDEMNITIES.  (a) From and after the Closing Date,
                         ----------------
without duplication, the Seller shall indemnify the Buyers and the Spirits Subsidiaries against (i) all Income Taxes (including reasonable attorneys' and accountants' fees and other reasonable out-of-pocket expenses incurred in connection therewith, and determined on a tax-affected basis, as calculated under Section 10.6(a)) imposed on or payable by any of the Asset Sale Subsidiaries or the Spirits Subsidiaries (A) with respect to any taxable period or portion thereof that ends on or before the Closing Date (including any Income Taxes allocated to such period under Section 7.1(d) hereof), (B) under Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign law) by reason of any of the Spirits Subsidiaries being included in any consolidated, affiliated, combined or unitary or other similar group for tax purposes with the Seller or its Affiliates at any time on or before the Closing Date, (C) pursuant to any contract or agreement with any third party for indemnification of Income Taxes entered into by any Spirits Subsidiary prior to the Closing Date, and (D) without duplication, (I) any Income Taxes payable as a result of elections referred to in Section 7.8,
(II) any Income Taxes for any taxable period or portion thereof that ends on or before the Closing Date payable as a result of any Spirits Subsidiary ceasing to be a member of a consolidated, affiliated, combined or unitary or other similar group for Tax purposes with the Seller or its Affiliates, (III) any Income Taxes for any taxable period or portion thereof that ends on or before the Closing Date arising from the UK Reorganization, (IV) for clarification, any Income Taxes for any taxable period or portion thereof that ends on or before the Closing Date in respect of matters that are set forth on Schedule 4.18 and (ii) any stamp duty or stamp duty reserve tax payable in relation to the UK Reorganization. No indemnity shall be provided under this Section 7.1(a) for any Income Taxes resulting from any transaction of any of the Spirits Subsidiaries
(A) occurring on the Closing Date after the Closing that is not in the ordinary course of business or (B) occurring after the Closing Date.

            (b) From and after the Closing Date, without duplication, and the Buyers shall, and shall cause the Spirits Subsidiaries to, indemnify the Seller and its Affiliates against all Taxes (including reasonable attorneys' and accountants' fees and other reasonable out-of-pocket expenses incurred in connection therewith, and determined on a tax-affected basis, as calculated under Section 10.6(a)) imposed on the Spirits Subsidiaries which are not subject to indemnification pursuant to Section 7.1(a), and all Taxes that are Assumed Liabilities, including Taxes (i) resulting from any transaction (A) occurring on the Closing Date after the Closing that is not in the ordinary course of business or (B) occurring after the Closing Date or (ii) with respect to any taxable period or portion thereof that begins after the Closing Date (including any Income Taxes allocated to such period under Section 7.1(d) hereof).

            (c) Payment by the  indemnitor  of any amount due under this Section
7.1 shall be made within ten days following written notice by the indemnitee that payment of such amounts to the appropriate Tax Authority is due; provided that the indemnitor shall not be required to make any payment earlier than five days before it is due to the appropriate Tax Authority. If the Seller receives an assessment or other notice of Taxes due with respect to any of the Spirits Subsidiaries for any period for which the Seller is not responsible, in whole or in part, pursuant to Section 7.1(a), then the Buyers shall pay such Tax, or if the Seller pays such Tax, then the Buyers or the Spirits Subsidiary shall pay to the Seller, in accordance with the first sentence of this Section 7.1(c), the amount of such Tax for which the Seller is not responsible. In the case of a Tax that is contested in accordance with the provisions of Section 7.3, payment of the Tax to the appropriate Tax Authority will not be considered to be due for purposes of this Section 7.1(c) earlier than the date a final determination to such effect is made by the appropriate Tax Authority or court. Final determination shall have the meaning set forth in Section 1313(a) of the Code (or comparable provision of state, local or foreign law).

            (d) The Seller and the Buyers shall, to the extent permitted by Applicable Law and except as otherwise provided herein, elect with the relevant Tax Authority to close the taxable period of the Spirits Subsidiaries on the Closing Date provided that no election shall be made that would effect a change in the accounting period of any of the Spirits Subsidiaries for statutory accounting purposes. For purposes of this Agreement, in the case of any Income Tax that is payable for a taxable period that begins before the Closing Date and ends after the Closing Date, the portion of such Income Tax which is payable (or credit or refund thereof) for the portion of such taxable period ending on the Closing Date shall be the amount which would be payable (or credited or refunded) if the relevant taxable period ended on the Closing Date.

            SECTION 7.2. REFUNDS AND TAX BENEFITS. (a) The Buyers shall promptly
                         ------------------------
pay to the Seller the amount of any refund, credit or offset (including any interest paid, credited or any offset allowed with respect thereto but reduced by any Taxes that the Buyer or any of the Spirits Subsidiaries shall be required to pay with respect thereto) received or used, in the case of a credit or offset, by the Buyers or any of the Spirits Subsidiaries of Taxes (i) relating to taxable periods or portions thereof ending on or before the Closing Date
(including any Income Taxes allocated to such period under Section 7.1(d) hereof), (ii) attributable to an amount paid by the Seller under Section 7.1 hereof or (iii) that are Retained Assets. The amount of any refunds, credits or offsets (including any interest paid or credited with respect thereto) received by the Buyers or any of the Spirits Subsidiaries shall be for the account of the Buyers if the refund, credit or offset is of Taxes relating to taxable periods or portions thereof that begin on or after the Closing Date (including any Income Taxes allocated to such period under Section 7.1(d) hereof), including any refund, credit or offset that results from the carry forward of a Tax attribute from a period ending on or before the Closing Date to a post-Closing taxable period. The Buyers shall, if the Seller so requests and at the Seller's expense, cause the relevant entity to file for and use its reasonable best efforts to obtain and expedite the receipt of any refund to which the Seller is entitled under this Section 7.2.

            (b) The Buyers shall, and shall cause the Spirits Subsidiaries to, make any and all elections under section 172(b)(3) of the Code and under any comparable provision of any state, local and foreign Tax law in any state, locality or foreign jurisdiction within which any of the Spirits Subsidiaries file a combined, unitary or similar return with the Seller or any of its Affiliates to relinquish the entire carryback period with respect to any net operating loss attributable to the Spirits Subsidiaries in any taxable period beginning after the Closing Date that could be carried back to a taxable year ending on or before the Closing Date. Neither the Seller nor any Affiliate thereof shall be required to pay to the Buyers or any of the Spirits Subsidiaries any refund or credit of Taxes that results from the carryback to any taxable period ending on or before the Closing Date of any net operating loss, capital loss or tax credit attributable to any of the Spirits Subsidiaries in any taxable period beginning after the Closing Date, except that any of the Spirits Subsidiaries that have not filed combined, unitary or similar returns with the Seller or any of its Affiliates (other than the Spirits Subsidiaries) shall be entitled to carry back losses or tax credits from any taxable period beginning on or after the Closing Date to any taxable period of such Spirits Subsidiary ending on or prior to the Closing Date, but only if such carryback would not impose a material Tax cost or otherwise materially adversely effect the Seller or any of its Affiliates.

            SECTION  7.3.  CONTESTS.  (a) After the  Closing  Date,  each of the
                           --------
Seller and the Buyers shall promptly notify the other party in writing upon receipt of written notice of the commencement of any Tax audit or administrative or judicial proceeding or of any demand or claim on the Seller, the Buyers or the Spirits Subsidiaries which, if determined adversely to the taxpayer or after the lapse of time, would be grounds for indemnification by the other party under
Section 7.1. Such notice shall contain factual information (to the extent known to the notifying party) describing the asserted Tax liability in reasonable detail and shall include copies of any notice or other document received from any Taxing Authority in respect of any such asserted Tax liability. If the indemnitee under Section 7.1 fails to give the indemnitor under Section 7.1 prompt notice of an asserted Tax liability as required by this Section 7.3, then the indemnitor shall not have any obligation to indemnify for any loss arising out of such asserted Tax liability, but only to the extent that failure to give such notice results in a detriment to the indemnitor.

            (b) In the case of an audit or administrative or judicial proceeding that relates to a period ending on or before the Closing Date and for which the Seller may be obligated to indemnify the Buyers or the Spirits Subsidiaries under Section 7.1(a) or with respect to which the Seller may be entitled to a refund or credit under Section 7.2, the Seller shall have the sole right, at its expense, to control the conduct of such audit or proceeding; provided, that the Seller shall consult with the Buyers to the extent any proposed adjustment may have a material effect on the Taxes of the Buyers or the Spirits Subsidiaries for taxable periods beginning after the Closing Date. The Buyers shall control the conduct of any other audit or proceeding; provided, that the Buyers shall consult with the Seller to the extent any proposed adjustment may have a material effect on the Taxes of the Seller (including the right to any refund or credit) or its indemnification obligations hereunder for taxable periods beginning before the Closing Date.

            (c) With respect to Income Taxes for periods beginning before the Closing Date and ending after the Closing Date, (i) each party may participate at its expense in an audit or proceeding which relates to any such period and
(ii) such audit or proceeding shall be controlled (at the controlling party's expense) by that party which would bear the burden of the greater portion of the sum of the adjustment; provided that no party shall settle any such audit or proceeding without the consent of the other parties, which consent shall not be unreasonably withheld. The principle set forth in the preceding sentence shall govern also for purposes of deciding any issue that must be decided jointly (in particular, choice of judicial forum) in situations in which separate issues are otherwise controlled hereunder by the Buyers, on the one hand, and the Seller, on the other hand.

            SECTION 7.4. PREPARATION OF TAX RETURNS. (a) The Seller shall at its
                         --------------------------
expense timely prepare and file any Income Tax Returns relating to the Spirits Subsidiaries for any taxable periods that end on or prior to the Closing Date (the "SELLER RETURNS") and timely pay when due all Taxes relating to such
       ---------------
Returns. The Seller Returns shall be prepared in a manner consistent with the prior practice of the Spirits Subsidiaries (except to the extent the Seller determines that there is no reasonable basis therefor). In the case of any Income Tax Return for a period that includes, but does not end on, the Closing Date (the "STRADDLE RETURNS"), the Buyers at their expense shall timely prepare
           ----------------
or cause the Spirits Subsidiaries to prepare such Straddle Returns in a manner consistent with the prior practice of the Spirits Subsidiaries (except to the extent the Buyers determine that there is no reasonable basis therefor) and the Buyers shall deliver such Straddle Returns to the Seller at least 14 days before such return is due to be filed (taking into account any extensions of time to file such return that have been properly obtained) for the Seller's review and comment. The Seller shall reimburse the Buyers for any Taxes on the Straddle Return owed by the Seller pursuant to Sections 7.1(a) and 7.1(d). The Buyers shall at their expense timely prepare and file, or cause the Spirits Subsidiaries to prepare and file, any other Tax Returns due after the Closing Date; provided that the Seller shall prepare and file any such Tax Returns with respect to which the Seller may be entitled to a refund or credit under Section 7.2.

            (b) The Seller shall have the right to object to any items set forth on the Straddle Returns within seven days of the delivery of a particular return. In the event of such an objection, the parties shall attempt in good faith to resolve the dispute. If the parties cannot resolve any such dispute, the items remaining in dispute shall be submitted to an independent accounting firm of international reputation selected by, and mutually acceptable to, the Seller and the Buyers. The independent accounting firm so selected shall determine the proper amounts for the items remaining in dispute and the Buyers and the Seller shall be bound by the determination by the independent accounting firm, absent manifest error. The independent accounting firm shall make any such determination within seven days after submission of the remaining disputed items. If a Tax Return is due before the date a disputed item is resolved hereunder, it shall be filed as prepared, and resolved items shall be reflected on an amended return.

            SECTION 7.5. COOPERATION AND EXCHANGE OF INFORMATION. The Seller and
                         ---------------------------------------
the Buyers will provide each other with such cooperation and information as any of them reasonably may request of the other in respect of Taxes. Any information obtained under this Section 7.5 shall be kept confidential, except as may be otherwise necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding.

            SECTION  7.6.  TAX SHARING  ARRANGEMENTS.  Any and all  existing Tax
                           -------------------------
sharing, allocation, compensation or like agreements or arrangements, whether or not written, that include any of the Spirits Subsidiaries (other than agreements or arrangements with third parties), including any arrangement by which any of the Spirits Subsidiaries makes compensating payments to another of the Spirits Subsidiaries or any other member of any affiliated, consolidated, combined, unitary or other similar Tax group for the use of certain tax attributes, shall be terminated as of the day before the Closing Date and shall have no further force or effect and no further payments shall be made under any such agreements or arrangements.

            SECTION  7.7.  INDEMNITY  PAYMENTS TO BE TREATED AS  PURCHASE  PRICE
                           -----------------------------------------------------
ADJUSTMENTS.  The Seller and the Buyers  agree  that any  payments  pursuant  to
-----------
Sections  7.1 and 7.2 hereof  shall be treated as  adjustments  to the  Purchase
Price.

            SECTION  7.8.  SECTION  338(H)(10)  ELECTION (a) With respect to the
                           -----------------------------
sale of the Transferred Shares listed on Schedule 7.8 and the deemed sale of the shares of the Spirits Subsidiaries listed on Schedule 7.8 (the "SECTION 338
                                                                    ------------
SUBSIDIARIES"),  the  Seller  and the  Buyers  shall  jointly  make  timely  and
------------
irrevocable  elections  under  section  338(h)(10) of the Code (the "SECTION 338
                                                                     -----------
ELECTIONS").
---------

            (b) To the extent possible, the Seller and the Buyers agree to execute at the Closing any and all forms necessary to effectuate the Section 338 Elections (including Internal Revenue Service Form 8023 (the "SECTION 338
                                                                    ------------
FORMS")).  In the  event,  however,  any  completed  Section  338  Forms are not
-----
executed at the Closing, the Seller and the Buyers agree to prepare and complete each such Section 338 Form no later than 15 days prior to the date such Section 338 Form is required to be filed. The Seller and the Buyers shall each cause the
Section 338 Forms to be duly executed by an authorized person, and shall duly and timely file the Section 338 Forms in accordance with applicable tax laws and the terms of this Agreement.

            (c) Using the allocation of the Purchase Price on Schedule 2.1 attributable to the Transferred Subsidiaries that are Section 338 Subsidiaries, the Buyers shall reasonably determine the fair market value of the assets of the
Section 338 Subsidiaries and the allocation of that portion of the Purchase Price (as required pursuant to section 338(h)(10) of the Code and regulations promulgated thereunder), together with applicable liabilities, among such assets (the "SECTION 338 ALLOCATION"). The Buyers shall deliver to the Seller a
       ------------------------
schedule setting forth the Section 338 Allocation as soon as practicable after the Closing Date (the "SECTION 338 ALLOCATION SCHEDULE"). If the Section 338
                        ---------------------------------
Allocation would have an adverse effect on the Seller, then the Seller shall be entitled to have reasonable comments incorporated into the Section 338 Allocation Schedule. The Seller and the Buyers shall file all Tax Returns consistently with the Section 338 Allocation Schedule, as adjusted by the Seller's comments incorporated pursuant to the previous sentence.

            (d) The Buyers shall not make any election under section 338(g) of the Code with respect to any directly or indirectly owned foreign Subsidiary of J.E. Seagram Corp., without the prior written consent of the Seller which consent shall not be unreasonably withheld if Buyers compensate Seller for any incremental cost incurred as a result of such election.

            SECTION 7.9.  TRANSFER  TAXES AND SALES TAX. (a) The Buyers shall be
                          -----------------------------
responsible for the payment of all Transfer Taxes, if any, which may be payable with respect to the consummation of the transactions contemplated by this Agreement and the Related Agreements (including any such Transfer Taxes with respect to any deemed sale of assets pursuant to any Section 338 Election). To the extent any exemptions from such Transfer Taxes are available (including the exemptions referred to in Section 7.9(b), (c) and (d) below), the Buyers and the Seller shall cooperate to prepare any certificates or other documents necessary to claim such exemptions.

            (b) To the extent relevant conditions are met, the Seller and the Buyers shall jointly elect under subsection 167(l) of Part IX of the Excise Tax Act (Canada), Section 75 of the Quebec Sales Tax Act, and any other Canadian provincial legislation imposing a similar value added or multi-staged tax, that no tax be payable with respect to the sale and purchase of the Transferred Assets pursuant to this Agreement. The Seller and the Buyers shall make such election in the prescribed form containing prescribed information pursuant to the Excise Tax Act (Canada), the Quebec Sales Tax Act and any other provincial legislation imposing a similar value added or multi-staged tax, and the Buyers shall file the joint election in compliance with the requirements of the Excise Tax Act, the Quebec Sales Tax Act and any other Canadian provincial legislation imposing a similar value added or multi-staged tax. The Buyers shall indemnify and hold harmless the Seller and its Affiliates from and against any such tax imposed on the Seller or any of its Affiliates as a result of any failure or refusal by any Tax Authority to accept any such election.

            (c) The Seller and the Buyers agree that the portion of the Business located in New Zealand is being sold as a going concern, and that under the New Zealand Goods and Services Tax Act 1985 (the "GST ACT") the sale is to be zero
                                                -------
rated for GST  purposes of New  Zealand  Good and  Services  Tax (the "NZ GST").
                                                                       ------
However, if any supply under this Agreement is a "Taxable Supply" as that term is defined in the GST Act then:

            (i) the Buyers will pay to the Seller all NZ GST on any Taxable Supply under this Agreement on the date which the supply is deemed to take place by virtue of the GST Act; and

            (ii) the Seller will provide a tax invoice for the relevant Taxable Supply within two Business Days of the Buyers requesting one.

            If the Buyers fail to pay on the due date any amount payable under this clause then, without prejudice to the Seller's other remedies, the Buyers will pay to the Seller, on demand, an amount equal to any additional tax that shall have become chargeable under the GST Act.

            As between the Seller and the Buyers, the Seller shall not be obliged to pay NZ GST or additional tax until the corresponding payment is received from the Buyers.

            (d) (i) The Seller and the Buyers agree that the supply of the assets of the Business pursuant to this Agreement is the supply of a going concern for the purposes of subdivision 38-J of the AUS GST Act and that that supply is "GST-free" for the purposes of the AUS GST Law.

            (ii) Each of the Buyers warrants that in all respects it complies with the requirements of the AUS GST giving rise to AUS GST-free status, and in particular, that it is "registered" for the purposes of the AUS GST Law.

            (iii) If the supply of any or all of the assets of the Business by the Seller to the Buyers is classified as a Taxable Supply for AUS GST purposes, the Buyers will pay to the Seller an additional amount equal to the sum of:

            (A) the GST Amount in relation to that AUS Taxable Supply;

            (B) any Default GST in relation to that AUS Taxable Supply; and

            (C) any Default GST in relation to the AUS Taxable Supply multiplied by the appropriate rate of AUS GST (currently 10%).

            (iv) The amount payable under Section 7.9(d) must be paid by the Buyers to the Seller within three Business Days of demand being made by the Seller.

            (v) Where the GST Amount or any Default GST is not so paid to the Seller, the Buyers shall pay to the Seller Default Interest on the amount of the GST Amount and any Default GST until the GST Amount and any Default GST is paid by the Buyers to the Seller.

            (vi) If the Seller makes claim against any of the Buyers in respect of any Default GST payable under this Section 7.9(d), it will not be a defense to that claim that the Seller has failed to mitigate the Seller's damages by paying an amount of AUS GST when it fell due under the AUS GST Law.

            (vii) The parties agree that:

            (A) all Payments, other than Payments for the supply by the Seller of the assets of the Business to which this Section 7.9(d) applies, have been calculated without regard to AUS GST;

            (B) if the whole or any part of any Payment, other than a Payment for the supply by the Seller of the assets of the Business to which this
       Section 7.9(d) applies, is the consideration for an AUS Taxable Supply, the payer must pay to the payee an additional amount equal to the GST Amount. Unless otherwise agreed in writing, such additional amount is to be paid within five Business Days of the payee issuing to the payer a valid Tax Invoice for the AUS Taxable Supply;

            (C) any reference to a cost or expense in this Agreement excludes any amount in respect of AUS GST forming part of the relevant cost or expense when incurred by the relevant part for which that party can claim an Input Tax Credit; and

            (D) if, in relation to an AUS Taxable Supply, an Adjustment Event occurs that gives rise to an Adjustment then the GST Amount will be adjusted accordingly and where necessary a payment will be made to reflect that adjustment. If a payment is required it will be made within five Business Days of the date on which the Adjustment Note is issued by the supplier.

            SECTION 7.10. ACCOUNTS RECEIVABLE  ELECTION.  To the extent relevant
                          -----------------------------
conditions  are met,  the  Buyers  and the  Seller  shall,  with  respect to any accounts receivable transferred as part of the Transferred Assets, jointly execute and file an election under Section 22 of the Income Tax Act (Canada), and any equivalent Canadian provincial tax legislation, and shall designate therein the portion of the Purchase Price allocated thereto in Schedule 2.1 hereof as the consideration paid by the Buyers to the Seller.

            SECTION 7.11. REMEDY  EXCLUSIVE.  The right of each of the Buyers to
                          -----------------
indemnification from the Seller, and of the Seller and its Affiliates to indemnification from the Buyers under this Article VII shall be its exclusive remedy with respect to Taxes of the Business, and any limitations to indemnification set forth in Article X shall not apply to this Article VII.


                                  ARTICLE VIII

                                EMPLOYEE BENEFITS

            SECTION 8.1. EMPLOYEES AND OFFERS OF EMPLOYMENT.  (a) The Seller and
                         ----------------------------------
the Buyers agree to cooperate reasonably during the period prior to the Closing Date to ensure the continuity of the workforce of the Business, including without limitation the Transferred Employees, and to preserve the human resources of the Business, including without limitation the Transferred Employees. In furtherance thereof, between the date of this Agreement and the Closing Date, except where Applicable Law provides for an automatic transfer of employees upon the transfer of a business as a going concern, Buyer A and Buyer B or their Affiliates shall offer employment commencing as of the Closing Date to each Transferred Employee listed on Schedule 8.1 who, on the Closing Date, is actively employed or who is absent from work by reason of vacation, injury, sick leave, short-term disability or due to authorized leave of absence or military service, or, solely with respect to any Transferred Employee to whom U.K. or Canadian law applies, long-term disability.

            (b) Until December 31, 2002 (or longer, if required by law) (the "BENEFITS CONTINUATION PERIOD"), the Buyers or their Affiliates will provide
 ------------------------------
each Business Employee (including each Transferred Employee) who continues his or her employment with one of the Buyers or their Affiliates ("ASSUMED
                                                                         -------
EMPLOYEES"),  and shall cause any individual or entity which becomes an employer
---------
of any Assumed Employee through the acquisition from the Buyers or any Affiliate of the Buyers of any portion of the Business ("SUCCESSOR BUYER") to provide to
                                                ----------------
each such Assumed Employee (subject to such Assumed Employee's continued employment with Buyer A, Buyer B, any Affiliate of either Buyer or any Successor Buyer), base salary levels at least equal to that provided to such Assumed Employee immediately prior to the Closing Date, and provide overall employee benefits, including all defined contribution and defined benefit pension benefits (but excluding for these purposes any plans that provide for equity or equity-based compensation), to Assumed Employees that are no less favorable, in the aggregate, than those provided immediately prior to the Closing Date to Assumed Employees generally, except for any changes made to comply with Applicable Law or Tax qualification nondiscrimination rules. After the end of the Benefits Continuation Period, and subject to Applicable Laws, the Buyers shall provide or shall cause to be provided, and shall cause any Successor Buyer to thereafter provide, base salary and overall benefits (including retiree benefits) to Assumed Employees that are no less favorable, in the aggregate, than those then provided to similarly-situated employees of Buyer A or Buyer B (or such Successor Buyer), as applicable.

            (c) Each of the Buyers shall credit, and shall cause each of their Affiliates to credit, Assumed Employees for service with the Seller, JES, and their respective current and former Affiliates for all purposes (including, without limitation, benefit accrual) under each employee benefit and fringe benefit plan, program or arrangement of Buyer A or Buyer B and their respective Affiliates (the "BUYERS' BENEFIT PLANS"), as applicable, in which such Assumed
                 ---------------------
Employees are eligible to participate to the extent such service was credited under a comparable plan of the Seller, JES or their respective Affiliates in which the Assumed Employees participated, and shall cause any Successor Buyer with respect to Assumed Employees to credit such Assumed Employees with service with the Seller, JES, any of the Buyers and their respective current and former Affiliates under any employee benefit and fringe benefit plan, program or arrangement of such Successor Buyer (unless, in either case, such credit would result in a duplication of benefits). Each of the Buyers shall waive, and shall cause their respective Affiliates and Affiliates of any Successor Buyer to waive, any and all service requirements with respect to eligibility of any Assumed Employee to participate in any Buyers' Benefit Plan or similar plan or arrangement of any such Successor Buyer, at which time the Buyers or the Successor Buyer and their respective Affiliates shall cause such plan, program or arrangement to (i) waive any preexisting condition limitations (to the extent such limitations were inapplicable to an Assumed Employee immediately before such arrangement was made available to such Assumed Employee) and (ii) honor any deductible and out-of-pocket expenses incurred by the Assumed Employees and their dependents under similar Company Plans during the portion of the plan year prior to such participation. Nothing in this Agreement shall restrict, limit or interfere with the ability (after the Closing Date) of the Seller, the Buyers, any Successor Buyer or their respective Affiliates to terminate, amend or replace any particular agreement, plan or program, or terminate the employment of any person; provided that the requirements of this Article 8 otherwise are satisfied.

            SECTION   8.2.   EMPLOYMENT   AGREEMENTS,   TERMINATION   AGREEMENTS
                             ---------------------------------------------------
SEVERANCE,  AND  REPATRIATION/RELOCATION.  (a) Prior to the  Closing  Date,  the
----------------------------------------
Seller shall assume, or shall cause a designated Subsidiary or Affiliate of Vivendi Universal (a "V/U DESIGNEE") to assume, all liability with respect to
                       -------------
employment agreements, post-termination consulting agreements, termination protection agreements and all other employment related liabilities scheduled herein with respect to all Retained Employees, as well as with respect to all individuals who, as of the Closing Date, are terminated employees ("TERMINEES")
                                                                     ---------
or  retired  employees  ("RETIREES")  of the  Seller,  JES and their  respective
                          --------
current and former Affiliates. Effective as of the Closing Date, each of the Buyers expressly agrees to honor and maintain, and to cause any Successor Buyer to assume, honor and maintain, the obligations and liabilities under the employment agreements and termination protection agreements entered into between the Seller, JES or any of their respective Affiliates and certain Assumed Employees, as set forth on Schedule 8.2.

            (b) Prior to the Closing Date, the Seller shall assume, or shall cause a V/U Designee to assume, all Company Plans that provide cash severance or other post-termination benefits continuation, if applicable, to Business Employees, Retirees and Terminees. Effective as of the Closing Date and continuing until the second anniversary of the Closing Date, each of the Buyers shall adopt and maintain, and shall cause any Successor Buyer with respect to any Assumed Employees to adopt and maintain, a severance plan with respect to Assumed Employees, the provisions of which shall be no less favorable than the severance provisions of the Company Plans and shall provide, and shall cause any Successor Buyer to provide, cash severance and other post-termination benefits continuation, if applicable, at no less than the current level required under the Company Plans for at least two years following the Closing Date, reduced by any severance payments otherwise required under any existing severance and employment agreements assumed by the Buyers or any Successor Buyer or Applicable Law (unless, with respect to the severance benefit, no such reduction is permitted or provided for). Notwithstanding the foregoing, no Assumed Employee who is offered a comparable employment opportunity in connection with any sale of any portion of the Business by either of the Buyers will be eligible for severance under these plans, but only as may otherwise be required by Applicable Law. For purposes of this paragraph, a comparable employment opportunity shall mean one which is not located more than 35 miles away from the Assumed Employee's current job location and which provides base pay and aggregate employee benefits equal to or greater than the Assumed Employee's current base pay and aggregate employee benefits.

            (c)  REPATRIATION/RELOCATION.  Effective as of the Closing Date, the
                 -----------------------
Buyers expressly agree to honor, and to cause any Successor Buyer to assume, the repatriation and relocation programs, policies and agreements set forth in
Schedule 8.2(c) for the Benefits Continuation Period.

            SECTION 8.3. BONUS; RETENTION BONUS. With respect to the second half
                         ----------------------
of the SCL fiscal year ending June 30, 2001, each Assumed Employee who currently participates in a Company Plan that is a bonus plan and who (except as provided below), is still employed by Seller, one of the Buyers, a Successor Buyer, or any of their Affiliates on such date shall be awarded a bonus for such period in an amount no less than 50% of such Assumed Employee's annual SCL target  bonus for the SCL fiscal year ending June 30, 2001 (the "2001
                                                                            ----
TARGET BONUS") pursuant to the existing terms and conditions of such plan on the
------------
date hereof; and with respect to the period from and including July 1, 2001 to and including December 31, 2001 (the "STUB PERIOD"), each Assumed Employee who
                                       -----------
currently participates in a Company Plan that is a bonus plan and who is still employed by any of the Buyers, a Successor Buyer or any Affiliate of the foregoing on December 31, 2001, shall be awarded a bonus in an amount no less than 40% of such employee's 2001 Target Bonus under the Company Plan in which such employee participates on the date hereof; provided, that Seller shall pay to each such Assumed Employee the pro-rata portions of such bonus amounts accrued through the Closing Date, based on the number of days in the applicable period that such Assumed Employee was employed by the Seller or its Affiliates; and provided, further, that if (i) any such Assumed Employee is terminated by the Seller (at a Buyer's request) or by either of the Buyers or any of their respective Affiliates without Cause (as defined below) or (ii) such Assumed Employee terminates his or her employment by reason of either of the Buyers or any of their respective Affiliates requiring such individual to relocate his or her primary place of employment by more than 35 miles, then (A) if such termination occurs on or after the Closing Date but before July, 2001, such Assumed Employee will be entitled to receive an amount equal to 50% of his or her 2001 Target Bonus as of the Closing Date, pro-rated based on the number of days in 2001 prior to June 30, 2001 on which such Assumed Employee was employed by Seller, Buyers, a Successor Buyer or any Affiliate of any of the foregoing, with payment thereof prorated among the parties hereto as set forth above, and
(B) if such termination occurs on or after July 1, 2001, the Assumed Employee will be entitled to receive an amount equal to 40% of his or her 2001 Target Bonus, pro-rated based on the number of days between July 1, 2001 and December 31, 2001 during which such Assumed Employee was employed by Buyers, a Successor Buyer or any Affiliate of any of the foregoing, plus, if the Assumed Employee has not as yet been paid (or has not as yet elected to defer) the portion of his bonus for the period ending June 30, 2001, an amount equal to the amount awarded under clause (A) above, with payment of the entire amount payable prorated among the parties hereto as set forth above. Without limiting the generality of the foregoing, the amount of bonuses payable in the aggregate with respect to the Stub Period to Assumed Employees who are continuously in covered employment with Seller, Buyers, a Successor Buyer or any of their affiliates through such period, shall not be less than the sum of 50% of the 2001 Target Bonus of such Assumed Employees. "CAUSE" shall mean (I) the holder's conviction of, or plea of no contest to, a felony or (II) the holder's willful malfeasance or willful misconduct in connection with his or her duties to the Seller or JES, or the holder's willful refusal to perform his or her duties which, in any case results in demonstrable harm to the financial condition or business reputation of the Buyer, the Seller, JES or any of their respective Affiliates.

            (b) With respect to any Retention Bonuses or other special, non-recurring bonuses, Seller shall retain all liabilities for and shall pay those portions of any such bonus that accrue and are payable with respect to periods ending on or prior to the Closing Date and Buyer A and Buyer B shall assume all liabilities and obligations of the Seller or any Affiliate of Seller with respect to those portions of any such bonus that accrue, in whole or in part, and are payable after the Closing Date.

            SECTION 8.4.  RETIREE WELFARE PLANS.  Prior to the Closing Date, the
                          ---------------------
Seller shall assume, or shall cause a V/U Designee to assume, all North American Company Plans currently being maintained or administered for the benefit of each current or former Business Employee that provide retiree welfare (i.e., medical, dental and life insurance) benefits ("COMPANY RETIREE WELFARE PLANS") (and none of the Buyers,
                        -----------------------------
Successor Buyers, or any of their Affiliates shall have any liability in respect of such plans), and shall provide to each Qualified Retiree Welfare Benefit Employee (as defined below) and his or her eligible beneficiaries and dependents (if any) retiree welfare benefits ("RETIREE WELFARE BENEFITS") as if he or she
                                     -------------------------
had retired from employment with Seller and its Affiliates on the date he or she actually retires from service with Buyers and their Affiliates and shall treat service with Buyers, any Successor Buyer, and their Affiliates as if it were service with Seller and its Affiliates for purpose of eligibility and level of benefits with respect to Retiree Welfare Benefits. A "QUALIFIED RETIREE WELFARE
                                                       -------------------------
BENEFIT  EMPLOYEE"  means an Assumed  Employee who would be eligible for Retiree
-----------------
Welfare Benefits either on the Closing Date or at any time prior to December 8, 2002 and who terminates employment with Buyers and their Affiliates prior to December 8, 2002.

            SECTION 8.5.  COMPANY  PLANS.  (a) Prior to Closing Date, the Seller
                          --------------
shall adopt, or shall cause a V/U Designee to adopt, all Company Plans currently sponsored by JES, except for those Company Plans listed on Schedule 8.5(a), and shall amend each such Company Plan to reflect such change in sponsorship (and none of the Buyers, Successor Buyers or any of their Affiliates shall have any liability in respect of such plans). Except as otherwise provided in this
Article VIII or as required by Applicable Law, as of the Closing Date, the Assumed Employees and their dependents and beneficiaries shall cease to accrue further benefits and shall have no rights to further participation under the Company Plans.

            (b) With respect to each Assumed Employee, Terminee and Retiree (including any beneficiary or dependent thereof), the Seller shall retain (i) all liabilities and obligations arising under any Company Plan that is a group life, accident, medical, dental or disability plan or similar arrangement (whether or not insured) to the extent that such liability or obligation relates to claims incurred (whether or not reported) on or prior to the Closing Date and
(ii) all liabilities and obligations arising under any worker's compensation arrangement to the extent such liability or obligation relates to events occurring (whether or not reported) during the period prior to the Closing Date, including liability for any retroactive worker's compensation premiums attributable to such period. For purposes of this Section 8.5, a claim shall be deemed to be incurred when (A) with respect to medical or dental benefits, the medical or dental services giving rise to such claim are performed and (B) with respect to life, accident or disability benefits, when the event, condition or illness giving rise to such claim occurs.

            (c) With respect to any Business Employee who is in the hospital or is on short-term disability under any Company Plan as of the Closing Date, the Seller shall be responsible for all claims and expenses incurred both before and after the Closing Date in connection with such Business Employee (or any beneficiary or dependent thereof), to the extent that such claims and expenses are covered by a Company Plan, until such time, if any, that such Business Employee commences full-time employment with a Buyer.

            SECTION  8.6.  401(K)  PLANS.  Effective as of the Closing Date (and
                           -------------
subject to Applicable Law), (i) all active participants shall be fully vested in their account balances in the Retirement Savings and Investment Plan for Union Employees of JES and its Subsidiaries and Affiliates (the "SEAGRAM UNION 401(K)
                                                            --------------------
PLAN") and (ii) all Business Employees who formerly
----
participated  in the Premium  Beverage  401(k) Plan (the "PREMIUM  401(K) PLAN")
                                                          --------------------
shall be fully vested in their account balances.

            (b) (i) Prior to the Closing Date, the Seller shall adopt, or shall cause a V/U Designee to adopt, and become the sponsoring employer of The Seagram 401(k) Plan (the "SEAGRAM 401(K) PLAN") (and none of the Buyers, Successor
                   ---------------------
Buyers or any of their  Affiliates  shall have any  liability in respect of such plan). As of the Closing Date (and subject to Applicable Law), all Assumed Employees shall be fully vested in their account balances in the Seagram 401(k) Plan, and the Seller shall cause the trustee of the Seagram 401(k) Plan to segregate, in accordance with the spin-off provisions set forth under Section 414(l) of the Code, the assets of the Seagram 401(k) Plan representing the full account balances of Assumed Employees for all periods of participation through the Closing Date in accordance with the terms of Section 8.6(b)(ii). As soon as practicable after the Closing Date, the Seller and/or such V/U Designee shall make any and all filings and submissions to the appropriate Governmental Entities arising in connection with such segregation and transfer of assets. Prior to the Closing Date, the Seller shall cause to be made all necessary amendments to the Seagram 401(k) Plan and its related trust agreement to provide for such segregation of assets and the transfer of assets as described below. The manner in which the account balances of each such Assumed Employee participant under The Seagram 401(k) Plan are invested shall not be affected by such segregation of assets. The Seagram 401(k) Plan shall be amended to provide that contributions thereto with respect to Assumed Employees for periods after the Closing Date shall cease as of the Closing Date.

            (ii) As soon as practicable after the Closing Date, the Buyers shall establish or designate a defined contribution plan for the benefit of Assumed Employees (the "SUCCESSOR DEFINED CONTRIBUTION PLAN"), to take all necessary
                --------------------------------------
action, if any, to qualify such plan under the applicable provisions of the Code, and to make any and all filings and submissions to the appropriate Governmental Entities required to be made by it in connection with the transfer of assets described below. As soon as practicable following the earlier of the delivery to the Seller of a favorable determination letter from the Internal Revenue Service regarding the qualified status of the Successor Defined Contribution Plan as amended to date of transfer, or the delivery of an opinion of counsel to Buyers reasonably satisfactory to the Seller that the terms of the Successor Defined Contribution Plan satisfy the applicable requirements of
Section 401 of the Code (the "401(K) TRANSFER DATE"), the Seller shall cause the
                              --------------------
trustee of the Seagram 401(k) Plan to transfer in the form of cash or, at the Buyer's option, with the consent of the Seller, in kind (except with respect to loans to Assumed Employees, which shall be transferred in kind) the full account balances (inclusive of such loans) of all Assumed Employees, which account balances shall have been credited with appropriate earnings and contributions, if any, attributable to the period ending on the close of business of the day preceding the 401(k) Transfer Date, reduced by any benefit or withdrawal payments in respect of Assumed Employees prior to the 401(k) Transfer Date, to the trustee of the Successor Defined Contribution Plan.

            (iii) In consideration of the transfer of assets hereunder, the Buyers shall, effective as of the 401(k) Transfer Date, assume all of the obligations of Seller and any of its Affiliates, and the Buyers shall cause the Successor Defined Contribution Plan, effective as of the 401(k) Transfer Date, to assume all of the obligations of the Seagram 401(k) Plan, in each case, in respect of account balances of Assumed Employees under the Seagram 401(k) Plan

(exclusive of any portion of such account balances which are paid or otherwise withdrawn prior to the 401(k) Transfer Date). The Buyers shall not assume any other obligations or liabilities arising under or attributable to the Seagram 401(k) Plan.

            SECTION 8.7.  DEFINED BENEFIT PLANS.  (a) JES PENSION PLAN. Prior to
                          ---------------------       ----------------
the Closing Date, the Seller shall adopt, or shall cause a V/U Designee to adopt, the Pension Plan for the Employees of JES and Subsidiaries (the "JES
                                                                             ---
PENSION  PLAN")  (and  none of the  Buyers,  Successor  Buyers  or any of  their
-------------
Affiliates shall have any liability in respect of such plan). Effective as of the Closing Date and subject to Applicable Law, all Assumed Employees shall be fully vested in their accrued benefits under the JES Pension Plan. Prior to the Closing Date, or as soon as practicable thereafter, the Seller shall cause the trustee of the JES Pension Plan to segregate and transfer to a successor pension plan in accordance with the spin off provisions set forth under Section 414(l) of the Code, the assets allocable to those Assumed Employees who are covered by a collective bargaining agreement, their beneficiaries and "Alternate Payees" (within the meaning of Code Section 414(p)), and shall make any and all filings and submissions to the appropriate Governmental Entities arising in connection with such segregation and transfer of assets and all necessary amendments to the JES Pension Plan and related trust agreement to provide for the segregation of assets and the transfer of assets as described below. The assets of the JES Pension Plan allocable to such Assumed Employees their beneficiaries and "Alternate Payees" shall be segregated in the form of cash. As of the Closing Date, the Buyers, or one or more of their designated Affiliates shall adopt one or more Successor Pension Plans. From and after the Closing Date, the Assumed Employees shall participate in the defined benefit plans of the Buyers or their Affiliates, as applicable, and the benefits payable to an Assumed Employee thereunder shall be offset by benefits payable to such Assumed Employee under the JES Pension Plan with respect to periods of participation prior to the Closing Date; PROVIDED, that this provision shall not have the effect of reducing accruals of benefits that would have occurred if the Assumed Employees had been granted past service credit for all purposes except benefit accrual under the applicable plan of the Buyers, and no offset in respect of benefits under the JES Pension Plan were applied.

            (ii) The amount of such assets to be transferred in accordance with paragraph (i) above (the "TRANSFER AMOUNT") shall be equal to the present value
                          ----------------
as of the Closing Date of the benefits valued on a termination basis using the assumptions and methodology under Section 4044 of the Employee Retirement Income Security Act of 1974 and Regulations Sections 4044.51 through 4044.57 promulgated by the Pension Benefit Guaranty Corporation thereunder as in effect on the Closing Date, brought forward from the Closing Date to the date of transfer (the "PENSION TRANSFER DATE") using the prime rate published by
                 -----------------------
Citibank, N.A., for the first business day of each month with respect to any time elapsing in such month from the Closing Date through the day preceding the Pension Transfer Date.

            (iii) In consideration for the transfer of assets described herein, the Buyers shall, effective as of the date of transfer of such assets, assume all of the obligations of the Seller and any Affiliate of Seller and the Buyers shall cause the Successor Pension Plan, as of the date of transfer of the assets, to assume all of the obligations of the JES Pension Plan, in each case, in respect of benefits accrued by the Assumed Employees subject to collective bargaining agreements under the JES Pension Plan on or prior to the Closing Date (exclusive of benefits paid prior to date of transfer of the pension assets to the Successor Pension Plan).

            (b)  CALIFORNIA  GROWERS  PENSION PLAN.  Effective as of the Closing
                 ---------------------------------
Date and subject to Applicable Law, all Business Employees who are then active participants therein shall be fully vested in their accrued benefits in the Pension Plan for Agricultural Employees of Member Employers of the California Growers Foundation (the "CALIFORNIA GROWERS PENSION PLAN"), a multiple employer defined benefit pension plan.

            SECTION  8.8.  INTERNATIONAL  PENSION  PLANS.  Subject  to the other
                           -----------------------------
provisions of this Article VIII, the allocation of obligations and liabilities arising under any non-US or international pension benefit plan (an "INTERNATIONAL PENSION PLAN") and the transfer of any assets thereunder shall be
 --------------------------
made subject to and in accordance with the following:

            (i) Subject to applicable laws, Assumed Employees shall become 100% vested in their benefits under each funded International Pension Plan as of the Closing Date, and under each unfunded International Pension Plan in accordance with the vesting provisions of such plan or upon the employee's earlier death, disability, or termination without Cause.

            (ii) With respect to any funded International Pension Plan sponsored or maintained by the Seller or any Subsidiary of the Seller that is not a Spirits Subsidiary ("SELLER INTERNATIONAL PENSION PLAN"), effective as of the
                     -----------------------------------
Closing Date, the Buyers shall designate or create funded pension benefit plans ("BUYER INTERNATIONAL PLANS") with respect to each country in which Assumed
  ---------------------------
Employees shall be working that are substantially identical to the funded Seller International Pension Plans applicable to Business Employees in such countries and which replicate the benefits, features and rights of such Seller International Pension Plans.

            (iii) All funded and unfunded International Pension Plans sponsored or maintained by a Spirits Subsidiary in which Assumed Employees participate shall continue to be so maintained after the Closing Date in accordance with their terms. Alternatively, such International Pension Plan shall be treated as a Seller International Pension Plan, and, in accordance with the provisions of
Section 8.8(v), the Buyers shall request from such trustee or independent pension board that administers such International Pension Plan, a transfer of assets and liabilities to a Buyer International Plan.

            (iv) Effective as of the Closing Date, the Buyers shall assume all liabilities under each non-funded Seller International Pension Plan with respect to the Assumed Employees.

            (v) With respect to each funded Seller International Pension Plan, following the Closing Date, the Buyers will request from the trustee or independent pension board that administers such plan a transfer to the corresponding Buyer International Plan of assets and liabilities attributable to the Assumed Employees participating therein, provided and to the extent the Buyers have obtained from each such Assumed Employee any required consent and furnished a copy of such consent to the Seller and to the appropriate trustee or independent pension board.

            (vi) Transfers of assets from Seller International Pension Plans to Buyer International Plans shall be made in an amount substantially equivalent to the net aggregate projected benefit obligations of such plans as of the Closing Date with respect to the Assumed Employees, as agreed upon by actuaries of the Seller and the Buyers.

            (vii) Without limiting the generality of the provisions of subclause
(v) or (vi) of this Section 8.8, if the trustees (or their representatives) and the actuaries of Seller and Buyers cannot agree on the transfer amount required under subclause (vi) within 60 days following the Closing Date, each of the trustees or the actuaries, as the case may be, shall set forth its proposed actuarial assumptions for purposes of effecting such a transfer and submit such assumptions to an independent actuary acceptable to each such party, which shall select one of two presented sets of assumptions in its entirety to govern the proposed transfer.

            SECTION 8.9.  NON-QUALIFIED  PLANS.  Prior to the Closing Date,  the
                          --------------------
Seller shall assume, or shall cause a V/U Designee to assume, all non-qualified or non-registered, supplemental, executive supplemental, and deferred compensation Company Plans set forth on Schedule 8.9 ("COMPANY TOP HAT PLANS")
                                                         ---------------------
(and none of the Buyers, Successor Buyers or any of their Affiliates shall have any liability in respect of such plans). As of the Closing Date, all Assumed Employees shall be fully vested with respect to their accrued benefits and/or account balances under any Company Top Hat Plan; provided that, with respect to accrued benefits under the JES Benefit Equalization Plan, except as provided on
Schedule 8.9, full vesting as of the Closing Date shall only be granted to Assumed Employees who have attained age 55 as of such date. To the extent that, from and after the Closing Date, the Assumed Employees shall be eligible to participate in non-qualified supplemental, executive supplemental and deferred compensation plans of Buyer A or Buyer B, as applicable, the benefits accrued by an Assumed Employee thereunder shall be offset by the benefits, if any, accrued by such Assumed Employee under a comparable Company Top Hat Plan; PROVIDED, that this provision shall not have the effect of reducing accruals of benefits that would have occurred if the Assumed Employees had been granted past service credit for all purposes except benefit accrual under the applicable plan of the Buyers, and no offset in respect of benefits under the Company Top Hat Plans were applied.

            SECTION  8.10.  WARN.   None  of  the  Buyers  or  any  of  their
                            ----
Affiliates shall on, or at any time prior to ninety (90) days after, the Closing Date, effectuate a "plant closing" or "mass layoff", as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988 ("WARN"),
                                                                         ----
affecting in whole or in part any site of employment, facility, operating unit or employee, without notifying the Seller in advance and without complying with the notice requirements and other provisions of WARN, as well as all requirements of any applicable corresponding laws of any state.

            SECTION  8.11.  COBRA.  The Seller shall be  responsible  for all
                            -----
legally mandated continuation of health care coverage for any former or current Business Employee and his or her covered dependents who participated in a Company Plan and who had or have a loss of health care coverage due to a qualifying event occurring on or prior to the Closing Date. The Buyers shall be responsible for all legally mandated continuation of health care coverage for all Assumed Employees and any of their covered dependents who have a loss of health care coverage due to a qualifying event occurring following the Closing Date.

            SECTION  8.12.  THIRD  PARTY  BENEFICIARIES.  No  provision  of this
                            ---------------------------
Article VIII shall create any third party beneficiary rights in any current or former Business Employee, including Assumed Employees and Retained Employees
(including any beneficiary or dependent thereof), in respect of continued employment or resumed employment, and no provision of this Article VIII shall create any rights in any such persons in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement.

            SECTION  8.13.  UNITED  KINGDOM  EMPLOYEE  BENEFIT  PROVISIONS.  (a)
                            ----------------------------------------------
Continued participation in Seagram Distillers Scheme. (i) Subject to the consent of the Board of Inland Revenue in the United Kingdom (which the Seller and the Buyer agree to use all reasonable endeavours to obtain) and to the governing documents of the Seagram Distillers Scheme, the Seller will use all reasonable endeavours to procure that the Buyers and any Successor Buyer and any of their Affiliates are permitted to participate, or to continue to participate, in the Seagram Distillers Scheme during the Transitional Period in respect of Assumed Employees who are Members at Closing Date or who have a right to join the Seagram Distillers Scheme on the Closing Date and/or during the Transition Period and who are employed by any of them.

            (ii) The Seller will procure that in the Transitional Period the Seagram Distillers Scheme will not be terminated, and no amendments to the Seagram Distillers Scheme will be made or power exercised if the amendment or power would materially affect the benefits of or in respect of any Assumed Employee, or the rights or obligations of the employer of any Assumed Employee, or the amount of the UK Transfer Amount, in any case without the consent of the employer (not to be unreasonably withheld or delayed).

            (iii) Neither the Seller nor the Buyers will do or omit to do any thing during or in respect of the Transitional Period which would adversely affect the tax or contracted-out status of the Seagram Distillers Scheme.

            (iv) The Buyers each undertake that they will not, and that they will procure that neither any of their Affiliates, nor any employer of an Assumed Employee will, exercise any power or discretion under the Seagram Distillers Scheme except on terms (including as to payment of additional contributions) which the Seller agrees in writing (such agreement not to be unreasonably withheld or delayed).

            (v) The Buyers will procure the discharge by the employer of any Assumed Employee of its obligations as a participating employer under the Seagram Distillers Scheme and shall also procure the prompt payment to or to the order of the Seagram Distillers Scheme of:

            (A) contributions in respect of the Transitional Period by and in respect of each Assumed Employee who is a Member, calculated in the case of Members in accordance with the rules of the Seagram Distillers Scheme and in the case of employers as the normal future service contribution rate (ignoring any funding surplus or deficiency) by reference to the funding assumptions set out in the most recent valuation report disclosed to the Buyers, together with such reasonable amount as may be required by the Seller as a contribution towards administrative expenses;

            (B) such further contributions as the Seller requires being equal to the cost to the Seller or the Seagram Distillers Scheme (such cost being calculated consistently with the calculation of the UK Transfer Amount, but ignoring the investment adjustment) of any increase in the liabilities of the Seagram Distillers Scheme as a result of:

            (I) the exercise of any power or discretion or the giving of any consent by the Buyers, any of their Affiliates or any employer of an Assumed Employee to early retirement or to the grant of any other benefit under the Seagram Distillers Scheme not obtainable without consent; or

            (II) any increase in the aggregate pensionable salaries of the Assumed Employees who are Members in excess of 5 1/2% if the Transitional Period is a year and so in proportion for a period other than a year.

            (vi) The Buyers will procure the nomination of such person as the Seller may direct for the purpose of any provision of or regulations made under the Pension Schemes Act 1993 or the Pensions Act 1995 of the United Kingdom.

            (b) BUYERS' UK PLAN. (i)  NOTIFICATION  TO THE SELLER.  At least two
                ---------------       ---------------------------
months before the UK Pension Transfer Date, each Buyer (or any Successor Buyer) may, but will not be obliged to provide to the Seller particulars of one or more proposed occupational pension schemes (a "New Plan") which each Buyer or any Successor Buyer intends to be the New Plan for the purposes of this section. The scheme (or each such scheme) must be a scheme which as at the Due Payment Date satisfies the terms of Section 8.13(b)(ii). The provisions of this Section 8.13 will apply separately to each New Plan.

            (ii) PARTICULARS OF SCHEME. (A) GENERAL  CONDITIONS.  Each New Plan:
                 ---------------------      -------------------

            (I) must be established and administered in the United Kingdom;

            (II) must be an exempt approved scheme within the meaning of section 592 of the Income and Corporation Taxes Act 1988 (or designed so as to be capable of such approval); and

            (III) must, on the basis of the minimum funding requirement (within the meaning of section 56 of the Pensions Act 1995 of the United Kingdom) have assets the value of which exceeds 100 percent of its liabilities or, if the scheme first assumes pension liabilities as of the UK Pension Transfer Date, it must have no liabilities immediately before the UK Pension Transfer Date (in either case as certified by the Buyers' Actuaries to the Seller).

            (B) PAST SERVICE  BENEFITS.  The Buyers will,  and will procure that
                ----------------------
     the New Plans will, for any Member who is offered membership of a New Plan, make the offers described in this subparagraph (B) and, subject to receipt of the part of the UK Transfer Amount due to that New Plan, provide the benefits so described in respect of persons who accept the offers. Each person who is an Assumed Employee in the United Kingdom and a Member at the UK Pension Transfer Date will, if such a Member is offered membership of a New Plan, be offered, in respect of his pensionable service in the Seagram Distillers Scheme, benefits which are overall at least equal in value to those applying for and in respect of him under the Seagram Distillers Scheme immediately before the UK Pension Transfer Date, valuing benefits under the New Plan and under the Seagram Distillers Scheme for this purpose on the basis of the assumptions and methods relating to the Seagram Distillers Scheme set out in subparagraph (c)(i) below.

            (c) UK  TRANSFER  AMOUNT.  (i) The  Buyers  will  provide,  and will
                --------------------
procure that any employer of an Assumed Employee who is a Member will provide, to the Seller any documents and information which are reasonably required for the calculation of the UK Transfer Amount.

            (ii) The UK Transfer Amount will be calculated by the Seller's Actuary as being the value of the benefits prospectively payable under the Seagram Distillers Scheme at the UK Pension Transfer Date to and in respect of the Consenting Members. The calculation will be carried out on the basis of the actuarial assumptions and methodology applicable to the calculation of the projected benefit obligation under FAS 87 carried out by William M. Mercer for the year commencing July 1, 2000 as evidenced in their report dated June 2000, except that the interest rate for discounting liabilities shall be 6% per annum. Any liability which there may be in respect of any difference as between a man and a woman relating to the guaranteed minimum pension shall not be included in the calculation.

            (iii) The UK Transfer Amount will be adjusted (upwards or downwards) by calculating the proportionate change over the period referred to below in a model portfolio deemed to be invested on the UK Pension Transfer Date in the following indices (in the stated proportions) with the net dividend / gross interest reinvested (on a monthly basis) in the relevant index:

                  FT - Actuaries All Share Index            70%

                  FT - Actuaries Over 15 Year Gilts Index   30%

The period over which the change in the model portfolio is measured starts on the UK Pension Transfer Date and ends on the day before actual payment of the UK Transfer Amount.

            (iv) As soon as reasonably practicable after the Seller's Actuary has calculated the unadjusted UK Transfer Amount, the Seller will notify the Buyers of the result of that calculation and provide sufficient particulars of the calculation and the data on which it is based which the Buyers' Actuary reasonably requires to enable him to check that the calculation is correct. The Seller's Actuary must provide such further particulars or data which the Buyers' Actuary reasonably requests within 21 days of receipt of the result of the calculation from the Seller's Actuary. The Buyers' Actuary has one month from the date on which those particulars and data have been supplied to him to raise any objection that the calculation is incorrect. The calculation will be final and binding on the Seller and the Buyer on the later of:

            (A) if the Buyers' Actuary raises no objection within the terms mentioned above, the expiry of the period mentioned above in which he may raise an objection;

            (B) if the Buyers' Actuary raises an objection as mentioned above, the date of a subsequent written agreement between the Seller's Actuary and the Buyer's Actuary that the calculation (or revised calculation) is correct;

            (C) if a reference is made to an independent actuary under Section 8.13(g), the date of his determination of the disputed issue.

            (d)   PRESERVATION  REGULATIONS.   The  parties   acknowledge   the
                  -------------------------
obligations of the Seagram Distillers Scheme under Regulation 27A of the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 and will co-operate with each other and the Seagram Distillers Scheme with a view to assisting the Seagram Distillers Scheme in complying with that Regulation.

            (e) TRANSFER OF UK TRANSFER AMOUNT AND AVCS. (i) The Seller will use
                ---------------------------------------
all reasonable endeavours to procure that on the Due Payment Date the Seagram Distillers Scheme transfers to each New Plan the relevant part of the UK Transfer Amount and the assets representing, as at the date of transfer, the additional voluntary contributions paid by the Consenting Members who joined the New Plan in question.

            (ii) The Seller and the Buyers will use all reasonable endeavours to secure agreement between the Seagram Distillers Scheme and the relevant New Plan respectively as to the particular assets to be transferred representing the UK Transfer Amount. If agreement is not reached by the Due Payment Date, the transfer will be in the form of assets of the Seagram Distillers Scheme listed on The London Stock Exchange and selected by the Seagram Distillers Scheme as a representative selection of such listed assets held by the Seagram Distillers Scheme. Any securities to be transferred will be valued at the mid-market price at the close of business on The London Stock Exchange on the day before the date of transfer.

            (iii) The Buyers or any Successor Buyer to, seek promptly from the Board of Inland Revenue approval to the transfer of assets from the Seagram Distillers Scheme to the New Plan in respect of the Consenting Members and, at the Seagram Distillers request, will supply promptly to the Seller the documents and information which the Seller reasonably requires to enable the Seagram Distillers Scheme to obtain a corresponding approval.

            (iv) If the total of the amount which has been actually transferred (if any) by the Seagram Distillers Scheme to a New Plan on or before the Due Payment Date in respect of Consenting Members, together with the value of any benefits remaining payable under the Seagram Distillers Scheme to or in respect of the Consenting Members transferring to that New Plan (valued in accordance with consistently with the calculation of the UK Transfer Amount, but ignoring the investment adjustment) and any amount due from the Buyer or any Successor Buyer to the Seller or the Seagram Distillers Scheme under this Section is less than the part of the UK Transfer Amount due to that New Plan, the Seller shall, subject to (v) below, within 5 working days of receipt of a written demand from the Buyers, pay to the Buyers or as it may direct, the amount of the underpayment (the "SHORTFALL"), together with interest at 2% above the LIBOR
                     ---------
Rate calculated on the basis of a year of 360 days for the actual number of days elapsed accrued from the Due Payment Date up to and including the date of payment.

            (v) No payment shall be due from the Seller pursuant to (iv) above if the reason for the Shortfall is the failure of the New Plan to accept the whole or any part of the UK Transfer Amount;

            (vi) Immediately following any payment pursuant to (iv) above, the Buyers shall procure that an amount equal to the payment is contributed to the New Plan in question. The Buyers shall use, and shall procure that all its Affiliates and any Successor Buyer and its Affiliates use, their best endeavours to obtain a reduction in its tax liability (or a repayment of tax) in respect of that contribution. Immediately on obtaining that reduction or repayment, Buyers will, or will procure that one of its Affiliates or the Successor Buyer will, pay to Seller an amount equal to that reduction or repayment.

            (f) NO  ASSISTANCE.  The Buyers  agree that they will not,  and will
                --------------
procure that each New Plan and any affiliate of any Buyer will not, take any action or provide any assistance to any person (direct or indirect) which might result in the Seagram Distillers Scheme transferring a larger amount than the UK Transfer Amount (or, if greater, in the case of any individual his cash equivalent under United Kingdom law) and the assets representing Consenting Members' additional voluntary contributions to the New Plans.

            (g) DISPUTES.  Notwithstanding  Sections 12.6 and 12.7,  any dispute
                --------
between the Seller and the Buyers or between the Seller's Actuary and the Buyers' Actuary concerning any calculation or valuation of benefits under this
Section 8.13 shall, in the absence of agreement between them within one month of the party concerned having notified the other in writing of the dispute, be referred to an independent actuary chosen by agreement between the Seller and the Buyers or, failing agreement, appointed by the President for the time being of the Institute of Actuaries at the instance of either the Seller or the Buyers. The independent actuary shall be instructed by the Seller and the Buyers not to make a compromise determination, but to adopt the submission of either the Seller (or the Seller's Actuary) or of the Buyers (or the Buyers' Actuary). The independent actuary shall determine the disputed matter as an expert and not as an arbitrator, and his decision shall be final and binding. The fees and expenses of the independent actuary and of said President shall be borne equally between the parties, except that the independent actuary shall have power to determine, at the request of any party, that the fees and expenses shall be borne exclusively by the other parties or in such proportions as the actuary may determine and any such determination shall be final and binding.

            SECTION   8.14.   CANADIAN   EMPLOYEE   BENEFIT   PROVISIONS.    (a)
                              ------------------------------------------
Notwithstanding any provisions in this of Article VIII to the contrary, the provisions of this Section 8.14 shall apply in relation to all Canadian Pension Plans.

            (b) The Buyers, effective as of and from the start of business on the Closing Date, shall establish or designate a registered pension plan or plans to provide retirement benefits to Assumed Employees for service from and after the Closing Date (the "BUYERS' CANADIAN PENSION PLANS") and the Buyers
                              ---------------------------------
shall forthwith notify the Sellers of the registration or designation of any such plan.

            (c) Effective as of the Closing Date, each Assumed Employee who is a member of a Canadian Pension Plan shall cease to actively participate in and
accrue   benefits
under such Canadian Pension Plan and shall commence participation in and accrue benefits under the applicable Buyers' Canadian Pension Plan.

            (d)  CANADIAN  DB PLANS.  (i) All  benefits  accrued  by an  Assumed
                 ------------------
Employee under a Canadian DB Plan up to the Closing Date shall be transferred from that Canadian DB Plan to a Buyers' Canadian Pension Plan, subject to and upon the completion of the transfer of assets from the pension fund of that Canadian DB Plan to the pension fund of a Buyers' Canadian Pension Plan as contemplated by Section 8.14(d)(viii) hereof.

            (ii) Subject to and upon completion of the transfer of cash or assets (or a combination thereof) from the pension fund of a Canadian DB Plan to the pension fund of a Buyers' Canadian Pension Plan as contemplated by Section 8.14(d)(viii) hereof, such Buyers' Canadian Pension Plan shall, for the purposes of calculating defined benefit entitlements under such plan, recognize the period of service recognized under such Canadian DB Plan, for all purposes relating to the determination of pension benefits under the Buyers' Canadian Pension Plan as if such service had been with the Buyers.

            (iii) The Seller shall appoint an actuary to determine the Member Liabilities in relation to the Canadian DB Plans and as soon as is practicable after the Closing Date, the Seller shall cause its actuary to determine the amount of the Member Liabilities separately for each Canadian DB Plan and make details of those calculations and the results available to the Buyers and their actuary for review and confirmation. The Buyers shall, within thirty days of receiving such information and data (or such later date as the parties may agree to) notify the Seller as to its agreement or disagreement with the Seller's calculation of the Member Liabilities.

            (iv) If the Seller and the Buyers cannot reach agreement with respect to the calculations under this section, such dispute shall be resolved in accordance with Section 8.13(g) hereof, with appropriate changes in context.

            (v) As soon as practicable but in any event within thirty days after final agreement is reached between the Seller and the Buyers with respect to the amount of the Member Liabilities in relation to a Canadian DB Plan, the Seller shall make application to the applicable Governmental Entity for approval of the transfer of assets equal to such Member Liabilities from the pension fund of the applicable Canadian DB Plan to the pension fund of the applicable Buyers' Canadian Pension Plan. In making such application the Seller shall use its best efforts to have the Governmental Entities approve the transfers of assets in the amounts determined between the parties pursuant to this Agreement. Written confirmation of any and all such regulatory approvals shall be forwarded by the Seller to the Buyers within five business days of receipt of such approvals.

            (vi) From the Closing Date to the date upon which cash or assets (or a combination thereof) are transferred from such Canadian DB Plan to a Buyer's Canadian Pension Plan in accordance with Section 8.14(d)(viii) (the "CANADIAN
                                                                        --------
PENSION TRANSFER DATE"), the Seller shall invest the assets of each pension fund
---------------------
under the Canadian DB Plans in accordance with the statement of investment policies for such plan, the terms of the DB Pension Plan and Applicable Laws. From the Closing Date to the Canadian Pension Transfer Date, the Seller shall cause the funding agent of the Canadian DB Plan to accept and record, as required, all benefit payments relating to members under the Canadian DB Plan and shall remain responsible for all benefit calculations, communications and the completion of all forms and reports under that Canadian DB Plan relating to the Assumed Employees. All benefit payments payable between the Closing Date and the Canadian Pension Transfer Date to Assumed Employees under the terms of a Canadian DB Plan shall be paid out of the pension for that plan.

            (vii) If any Governmental Entity refuses to permit a transfer of assets from the pension fund of a Canadian DB Plan to the funding medium of a Buyers' Canadian Pension Plan in an amount equal to the Member Liabilities, the transfer shall be made from the applicable pension fund of Canadian DB Plan in the amount that such Governmental Entity advises would be acceptable to it (the "REGULATORY AMOUNT").
 -----------------

            (viii) Within thirty days of receipt of all required approvals from the Governmental Entities in relation to a Canadian DB Plan, the Seller shall transfer from the pension fund of the applicable Canadian DB Plan, in cash or by transfer of assets in kind (or a combination thereof) to the pension fund of the applicable Buyers Canadian Pension Plans, an amount equal to the Member Assets or the Regulatory amount, as the case may, adjusted for investment returns (positive or negative) between the Closing Date and the Canadian Pension Transfer Date (except as may be required by a Governmental Entity), a proportionate share of any proper and reasonable expenses of administration of the Canadian DB Plan and any data corrections and benefit payments paid pursuant to Section 8.14(d)(vi) hereof.

            SECTION 8.15.  VIVENDI  OPTIONS AND VIVENDI SARS.  The Seller shall,
                           ---------------------------------
prior to the Closing Date, take such action as may be required to extend the period during which any Assumed Employee may exercise his or her Vivendi Option and Vivendi SAR to the expiration date thereof, determined without regard to any termination of employment.

            SECTION  8.16.  COMMUNICATIONS.  Prior to  Seller's  issuance of any
                            --------------
general communication to the Assumed Employees relating to the compensation and benefits that are contemplated to be provided to such employees on and after the Closing Date by the Buyers or their Affiliates, Seller shall provide the Buyers with an opportunity to review and comment upon such communication.

                                   ARTICLE IX

                              CONDITIONS TO CLOSING
                              ---------------------

            SECTION 9.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES. The
                         --------------------------------------------------
respective obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by the Seller and the Buyers), at or prior to the Closing, of each of the following conditions:

            (i) NO INJUNCTIONS.  Except for an injunction relating solely to all
                --------------
     or any part of the Captain Morgan Assets and Captain Morgan Liabilities, no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Entity of any jurisdiction in which the operations of the Business are material to the Business as a whole or which violation of such injunction would subject any Buyer or any of their Affiliates to any penalty material to the Business as a whole or to any Buyer's business as a whole nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Entity of any jurisdiction in which the operations of this Business are material to the Business as a whole or which violation of such statute, rule, regulation or executive order would subject any Buyer or any of their Affiliates to any penalty material to the Business as a whole or to any Buyer's business as a whole shall be in effect and shall have the effect of enjoining or otherwise materially impairing the consummation of the transactions contemplated by this Agreement.

            (ii)  GOVERNMENTAL  APPROVALS.  (A) The waiting period applicable to
                  -----------------------
     the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired, (B) any required approvals pertaining to the transactions contemplated by this Agreement by the European Commission pursuant to the EC Merger Regulation shall have been obtained, (C) any waiting period applicable to the transactions contemplated by this Agreement under the Canadian Competition Act shall have been terminated or shall have expired and the Buyers shall have been advised in writing by the Canadian Commissioner of Corporation that such Commissioner has no present intention to make an application for an order under Section 92 or 100 of the Canadian Competition Act in respect of all or any material part of the transactions contemplated by this Agreement, and if any terms or considerations are attached in the written advice of such Commissioner, such terms and conditions shall be acceptable to the Buyers acting reasonably and any required approval regarding the transactions contemplated by this Agreement by the Minister of Industry pursuant to the ICA and the ICA undertaking shall have been obtained and (D) any other required approvals pertaining to the transactions contemplated by this Agreement the failure of which to obtain would have a Material Adverse Effect.

            SECTION 9.2.  CONDITIONS  PRECEDENT TO OBLIGATION OF THE BUYERS. The
                          -------------------------------------------------
obligation of the Buyers to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Buyers) at or prior to the Closing of each of the following additional conditions:

            (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES.  The representations
                ------------------------------------------
     and warranties of the Seller set forth in Article IV which are qualified as to materiality, Material Adverse Effect or any similar materiality qualifier shall be true and correct, and the representations and warranties of the Seller set forth in Article IV which are not so qualified shall be true and correct in all material respects, in each case, as of the date hereof and on and as of the Closing Date, with the same force and effect as though made as of the date hereof and on and as of the Closing Date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be so true and correct as of such date; provided that this paragraph
     (i) shall be deemed satisfied so long as the failure of all such representations and warranties to be so true and correct would not have a Material Adverse Effect.

            (ii)  PERFORMANCE OF AGREEMENTS.  The Seller shall have performed in
                  -------------------------
     all material respects all obligations and agreements set forth in this Agreement required to be performed by it prior to or on the Closing Date.

            (iii)  CERTIFICATE.  The Buyers shall have received a certificate of
                   -----------
     the Seller, dated as of the Closing Date, executed on behalf of the Seller by an authorized officer, to the effect that the conditions specified in paragraphs (i) and (ii) above have been fulfilled.

            (iv)  RELATED  AGREEMENTS.  The  Buyers  shall  have  received  duly
                  -------------------
     executed counterparts by the Seller and the Asset Sale Subsidiaries, as applicable, of each of the Related Agreements, and each of such Related Agreements shall be in full force and effect.

            (v) TRANSFER DEEDS. The Buyers shall have received deeds in form and
                --------------
     substance reasonably satisfactory to the Buyers with respect to the Transferred Real Property.

            (vi) INDEBTEDNESS. All provisions contained in the indentures or any
                 ------------
     supplemental  indentures with respect to the QUIDS,  the ACES and the JES
     Public Indebtedness   restricting  the  merger,   consolidation   or  sale
     of all or substantially all of the assets of any of the Spirits Subsidiaries or otherwise restricting the conduct of the Spirits Subsidiaries in any material respect (other than payment of interest) or requiring the provision of any reports to holders of the ACES and QUIDS shall have no further force or effect.

            SECTION 9.3.  CONDITIONS  PRECEDENT TO THE OBLIGATION OF THE SELLER.
                         ------------------------------------------------------
The obligation of the Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Seller) at or prior to the Closing of each of the following additional conditions:

            (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyers set forth in Article V which are qualified as to materiality, Material Adverse Effect or any similar materiality qualifier shall be true and correct in all respects, and the representations and warranties of the Buyers set forth in Article V which are not so qualified shall be true and correct in all material respects, in each case, as of the date hereof and on and as of the Closing Date, with the same force and effect as though made as of the date hereof and on and as of the Closing Date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be so true and correct as of such date; provided that this paragraph (i) shall be deemed satisfied so long as the failure of all such representations and warranties to be so true and correct would not have a Buyer Material Adverse Effect.

            (ii)  PERFORMANCE OF AGREEMENTS.  The Buyers shall have performed in
                  -------------------------
      all material respects all obligations and agreement set forth in this Agreement required to be performed by them prior to or on the Closing Date.

            (iii)  CERTIFICATE.  The Seller shall have received a certificate of
                   -----------
      each of the Buyers, dated as of the Closing Date, executed on behalf of each of the Buyers by an authorized officer, to the effect that the conditions specified in paragraphs (i) and (ii) above have been fulfilled to the extent related to such party.

            (iv)  RELATED  AGREEMENTS.  The  Seller  shall  have  received  duly
                  -------------------
      executed counterparts by the Buyers and/or their designated Affiliates, as applicable, of each of the Related Agreements, and each of such Related Agreements shall be in full force and effect.

            (v) INVESTMENT CANADA UNDERTAKING. The Buyers shall have advised the
                -----------------------------
      Seller in writing in form and substance satisfactory to the Seller that they have complied with the requirements of paragraphs 10 and 11 of the Investment Canada Undertaking as applicable relating to actions to be taken by the Buyers thereunder.


                                    ARTICLE X

                                 INDEMNIFICATION
                                 ---------------

            SECTION  10.1.  INDEMNIFICATION  BY THE  SELLER.  (a) Subject to the
                            -------------------------------
other provisions of this Article X, following the Closing, the Seller shall indemnify the Buyers and their respective Affiliates and stockholders and their officers, directors, employees, agents and representatives (collectively, the "BUYER INDEMNIFIED PARTIES") against, and shall hold them harmless from, any
 ---------------------------
Losses for or on account of or arising from,  in connection  with or relating to
(i) any breach on the part of the Seller of any representation or warranty (which for purposes of this Article X shall each be read without any reference to materiality, Material Adverse Effect or any similar materiality qualifier, except with respect to Sections 4.11 and 4.12 only with respect to Material Adverse Effect (provided that the parties agree that no provision in this
Article X shall imply that such provision establishes any standard of materiality for purposes of this Agreement), made by it contained herein (other than Section 4.18), it being understood that such indemnification may be available notwithstanding that any Loss results from or arises out of an Assumed Liability, (ii) any breach on the part of the Seller of any covenant contained in this Agreement, (iii) the Retained Assets and the Retained Liabilities, (iv) the ABSOLUT brand and taking actions in accordance with Section 6.17(c) (other than with respect to any Losses to the extent arising from, in connection with or relating to any failure of the Buyers to comply with Section 6.17(c)) or (v) the Mumm brand and taking actions in accordance with Section 6.17(c) (other than with respect to any Losses to the extent arising from, in connection with or relating to any failure of the Buyers to comply with Section 6.17(c)).

(b) The Buyers shall use their reasonable best efforts to mitigate any Losses for which the Seller is required to provide indemnification under Section 10.1(a).

            SECTION  10.2.  INDEMNIFICATION  BY THE  BUYERS.  (a) Subject to the
                            -------------------------------
other provisions of this Article X, each of Buyer A and Buyer B, severally, pro rata in proportion to the Buyer A Proportion and the Buyer B Proportion, shall indemnify the Seller and its Affiliates and stockholders and their respective officers, directors, employees, agents and representatives against, and shall hold them harmless from, any Losses, including any Losses arising from any suit, action or other proceeding (including any third-party claim), for or on account of or arising from, in connection with or relating to (i) any breach on the part of any of the Buyers of any representation or warranty made by them contained herein, (ii) any breach on the part of any of the Buyers of any covenant contained in this Agreement, (iii) the Assumed Liabilities and (iv) the ownership or operation of the Business, the Spirits Subsidiaries or the Transferred Assets on or after the Closing Date, including any portion of the Business or any Transferred Shares, Transferred Minority Interests, Transferred Assets or assets of the Transferred Subsidiaries not transferred at Closing in accordance with Section 2.3 (except to the extent arising from any breach by the Seller of Section 2.3) and including any product liability action or claim or other action, claim, proceeding or litigation with respect to the Business or any action or claim by any distributor or broker.

            (b) The Seller shall use its reasonable best efforts to mitigate any Losses for which any Buyer is required to provide indemnification under Section 10.2(a).

            SECTION  10.3.  INDEMNIFICATION   PROCEDURES.  (a)  All  claims  for
                            ----------------------------
indemnification  by any party (the  "INDEMNIFIED  PARTY")  under this  Article X
                                     ------------------
shall be asserted and resolved as set forth in this Section 10.3. In the event that any written claim or demand for which the party from whom indemnification is sought (an "INDEMNIFYING PARTY") would be liable to any Indemnified Party
                -------------------
hereunder is asserted against or sought to be collected from any Indemnified Party by a third party, such Indemnified Party shall promptly, but in no event more than 30 days following such Indemnified Party's receipt of such claim or demand, notify the Indemnifying Party of such claim or demand and the estimated amount thereof to the extent then reasonably feasible (which estimate shall not be conclusive of the final amount of such claim and demand or provide a basis upon which to deny indemnification) (the "CLAIM NOTICE"); provided that failure
                                          ------------
to give the Claim Notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except the Indemnifying Party shall not be liable for any Losses incurred during the period in which the Indemnified Party failed to give the Claim Notice after such 30 day period). The Indemnifying Party shall have 30 days from the personal delivery or mailing of the Claim Notice (the "NOTICE PERIOD") to notify the Indemnified Party whether or not it desires to
 --------------
defend the Indemnified Party against such claim or demand and shall immediately, if assuming the defense, assume the defense

            (b) Subject to Section 10.3(c), all reasonable costs and expenses incurred by the Indemnified Party in defending such claim or demand shall be a liability of, and shall be paid as incurred by, the Indemnifying Party. Except as hereinafter provided, in the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. In no event shall the Indemnifying Party be permitted to assume the defense of any claim or demand, unless the counsel to be used by such Indemnifying Party is reasonably acceptable to the Indemnified Party.

            (c) If any Indemnified Party desires to participate in any such defense by the Indemnifying Party it may do so at its sole cost and expense. The Indemnified Party shall be entitled to participate in the defense of any claim or demand and to have the Indemnifying Party pay and be liable for the fees and expenses of its counsel in the event that the Indemnified Party shall be advised by outside legal counsel that any potential or actual conflicts of interest exist between it and the Indemnifying Party or one or more defenses would be available to it that would not be available to the Indemnifying Party. The Indemnified Party shall not settle a claim or demand for which it seeks or may seek to be indemnified by the Indemnifying Party without the prior written consent of the Indemnifying Party. If the Indemnifying Party elects not to defend the Indemnified Party against such claim or demand, whether by giving the Indemnified Party affirmative notice or by failing to give the Indemnified Party timely notice as provided above or otherwise, then the amount of any such claim or demand (so long as it is a claim or demand in respect of which indemnification is available hereunder) or, if the same be contested by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful (and the reasonable costs and expenses pertaining to such defense) shall be the liability of the Indemnifying Party hereunder. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any third-party claim or demand, the Indemnified Party will give the Indemnifying Party and its counsel reasonable access to the relevant business records and other documents, and shall permit them to consult with the employees and counsel of the Indemnified Party. The Indemnified Party shall use its reasonable efforts in the defense of all such claims.

            SECTION  10.4.  REMEDIES  EXCLUSIVE.  The remedies set forth in this
                            -------------------
Article X and any other provision hereof providing for indemnification, the assumption of Liabilities or payments by any party shall from and after the Closing be exclusive and in lieu of any other remedies that may be available to the Indemnified Parties with respect to any Losses of any kind or nature incurred directly or indirectly resulting from or arising out of any breach of this Agreement or any Related Agreements (including alleged breaches of any representation, warranty or covenant or for any alleged misrepresentation but excluding any claims for common law fraud), the transactions contemplated hereby and thereby, the Business, the Spirits Subsidiaries, the Transferred Assets, the Assumed Liabilities, the Retained Assets or the Retained Liabilities, except that the parties hereto recognize that the Transferred Assets and the Transferred Shares are unique and that specific performance will be available to the Buyers with respect to delivery of the Transferred Assets and the Transferred Shares in the event of a breach hereof by the Seller.

SECTION 10.5.     LIMITATIONS     UPON    REMEDIES    AND     INDEMNIFICATION.
                  -----------------------------------------------------------
(a)  Notwithstanding anything in this Agreement to the contrary:

            (i) the Seller shall not be obligated to provide any indemnification under Section 10.1 for breach of representations and warranties unless and until the aggregate amount of Losses for which it is obligated to provide such indemnification for breaches of representations and warranties exceeds the sum of U.S. Dollars 81,500,000 (representing a one-time threshold) (the "THRESHOLD"),
                       ---------
      after which, subject to the other provisions of this Article X, the Seller shall be obligated to pay the entire amount of any such excess above the Threshold which is payable by it pursuant to the provisions of Section 10.1(a);

            (ii) in calculating the Threshold, any individual Loss or series of related Losses resulting from breaches of representations and warranties totaling less than U.S. Dollars 10,000,000 ("DE MINIMIS LOSSES") shall be
                                                    -----------------
      excluded in its or their entirety and in any event the Seller shall have no liability hereunder for any such De Minimis Losses;

            (iii) in no event shall the aggregate  liability of the Seller under
      Section 10.1(a) for breaches of representation and warranties exceed U.S. Dollars 1,000,000,000;

            (iv) Losses shall not include lost profits or consequential, special, indirect, incidental or punitive damages;

            (v) in no event shall any Buyer Indemnified Party be entitled to indemnification pursuant to this Article X:

                  (A) with  respect to any claim by or Liability to any Business
            Employee on the Closing Date arising as a result of the termination subsequent to the Closing Date of such employee's employment or any other action by Buyer A or Buyer B or their respective Affiliates (including the Spirits Subsidiaries) subsequent to the Closing Date;

                  (B) with  respect  to any  obligation,  Liability  or  matter, including environmental remediation and clean-up, arising under Applicable Law to the extent any such Applicable Law is enacted, promulgated, amended or announced, or there is any change in the interpretation or enforcement of any such Applicable Law, after the Closing Date;

                  (C) any obligation, Liability or matter arising out of information any Buyer Indemnified Party discloses to any Governmental Entity, which disclosure is not required by Applicable Law or for which disclosure would not otherwise be a reasonable business practice in accordance with any such party's past practices, without consideration of the indemnification provisions of this Article X; and

                  (D) to the  extent  arising  from or in  connection  with  the failure of SCL or its Subsidiaries to enter into any Contract contemplated by the Kirin Master Agreement owing to the failure of the Buyers to consent thereto; and

            (vi) no indemnity payment shall be recoverable by any Buyer Indemnified Party with respect to any matter to the extent such matter was reflected in the final calculation of the Closing Net Working Capital or the Closing Net Indebtedness.

            (b) The representations and warranties in this Agreement (other than those representations and warranties contained in Section 4.7(a) and Section 4.7(b) which shall survive the Closing indefinitely) and any Related Agreement and the indemnification provisions in this Agreement in respect thereof shall survive the Closing for a period of eighteen months; provided that the representations contained in Section 4.18 shall not survive the Closing and the indemnification provisions in Article VII shall survive until 30 days after the expiration of the relevant statue of limitations; and provided further that no such termination shall affect any claim for breach of any representation or warranty if written notice thereof, in reasonable detail, is given to the breaching party prior to such expiration date.

            SECTION 10.6.  INDEMNIFICATION  CALCULATIONS.  (a) The amount of any
                           -----------------------------
payments, for which indemnification is provided under this Article X, shall be computed net of any insurance proceeds received by the Indemnified Party in connection with the Losses to which such payment relates and the Indemnified Party shall use its reasonable best efforts to seek any available insurance proceeds reasonably available from third party insurers. Payments under this
Article X or Article VII shall also be made on a tax-affected basis, which shall mean that (i) payments will be increased to make the payee whole for any Income Tax payable in such taxable year in respect of receipt of the payment and (ii) payments will be reduced to reflect any Income Tax deduction actually realized in such taxable year in respect of losses giving rise to the payment.

            (b) The parties agree that any indemnification payments made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Purchase Price.

            SECTION  10.7.  SUBROGATION.  In the  event  of any  indemnification
                            -----------
payment by or on behalf of any Indemnifying Party to any Indemnified Party in connection with any third-party claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnified Party as to any events or circumstances in respect of which such Indemnified Party may have any right, defense or claim relating to such third-party claim against any claimant or plaintiff asserting such third-party claim or against any other person to the extent of the prior indemnification payment. Such Indemnified Party shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.


                                   ARTICLE XI

                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

            SECTION  11.1.  TERMINATION.  (a)  Notwithstanding  anything  to the
                            -----------
contrary  in  this   Agreement,   this  Agreement  may  be  terminated  and  the
transactions contemplated hereby abandoned at any time prior to the Closing:

                  (i) by mutual written consent of the Buyers and the Seller;

                  (ii) by the Seller,  on the one hand,  or the  Buyers,  on the other hand, if the Closing does not occur on or prior to January 1, 2002; provided that the right to terminate this Agreement pursuant to this clause (ii) shall not be available to the Seller if its failure to fulfill any obligation under this Agreement, or its breach of any representation or warranty set forth herein, has been the cause of, or resulted in, the failure of the Closing to have occurred on or before such date or the Buyers if the failure by the Buyers to fulfill any of their respective obligations under this Agreement, or the breach by the Buyers of any representation or warranty by any of them set forth herein, has been the cause of, or resulted in, the failure of the Closing to have occurred on or before such date;

                  (iii) by the Seller, by written notice to the Buyers if:

                    (A) any Buyer has (and the Seller  shall not have) failed to perform and comply with in all material respects all material agreements and covenants hereby required to have been performed or complied with by such party prior to the time of such termination, and such failure shall not have been cured within 20 days following written notice of such failure from the Seller to the Buyers; or

                    (B) any event  shall  occur after the date hereof that shall have made it impossible to satisfy a condition precedent to the Seller's obligations to consummate the transactions contemplated by this Agreement, unless the occurrence of such event shall be due to the failure of the Seller to perform or comply with any of the agreements, covenants or conditions hereof to be performed or complied with by the Seller prior to the Closing; and

                  (iv)  by the Buyers by written notice to the Seller if:

                    (A) the Seller has (and the Buyers shall not have) failed to perform and comply with in all material respects all material agreements and covenants hereby required to have been performed or complied with by the Seller prior to the time of such termination, and such failure shall not have been cured within 20 days following written notice of such failure from the Buyers to the Seller; or

                  (B) any event shall occur after the date hereof that shall have made it impossible to satisfy a condition precedent to the obligations of the Buyers to consummate the transactions contemplated by this Agreement, unless the occurrence of such event shall be due to the failure of the Buyers to perform or comply with any of the agreements, covenants or conditions hereof to be performed or complied with by such party prior to the Closing.

            (b) If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 11.1, this Agreement shall become null and void and shall have no further force and effect, except for the provisions of this Section 11.1 and Sections 6.2(c) and 6.7 and
Article XII and provided that the Buyer A Confidentiality Agreement and the Buyer B Confidentiality Agreement shall continue in full force and effect. Nothing in this Section 11.1 shall be deemed to release any party from any liability for any prior breach by such party of the terms and provisions of this Agreement.


            SECTION  11.2.  AMENDMENTS  AND WAIVERS.  This  Agreement may not be
                            -----------------------
amended except by an instrument in writing signed on behalf of each of the parties hereto. Compliance by any party with any term or provision of this Agreement that such party was or is obligated to comply with or perform may be waived by an instrument in writing signed by the other parties hereto.


                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

            SECTION   12.1.   NOTICES.   All   notices,   requests   and   other
                              -------
communications hereunder shall be in writing (including wire, telefax or similar writing) and shall be sent, delivered or mailed, addressed, or telefaxed:

                  (a) if to Buyer A, to:

                  Pernod Ricard S.A.
                  142 boulevard Haussmann
                  75379 paris
                  France
                  Attention:  LaurentLacassagne
                  Fax:  +33-1-42-25-95-66

                  With a copy to:

                  Macfarlanes
                  10 Norwich Street
                  London EC4A 1BD
                  England
                  Attention:  Tim Lewis
                  Fax:  +44-20-7831-9607

                  (b) if to Buyer B, to:

                  Diageo Plc
                  8 Henrietta Place
                  London, W1A 9AG
                  England

                  Attention: Nick Rose
                  Fax: +44-207-927-4600

                  with a copy to:

                  Sullivan & Cromwell
                  125 Broad Street
                  New York, New York 10004-2498
                  Attention:  Frank Aquila, Esq.
                  Fax:  1-212-558-3588


                  (c) if to the Seller, to:

                  Vivendi Universal S.A.
                  c/o Seagram Enterprises, Inc.
                  375 Park Avenue
                  New York, New York  10152
                  Attention:  John R. Preston
                  Fax:  (212) 572-1215

                  with a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY  10017
                  Attention:  Sarah E. Cogan, Esq.
                  Fax: (212) 455-2502

                  and

                  Vivendi Universal S.A.
                  42, avenue de Friedland
                  75380 Paris Cedex 08
                  France
                  Attention:  Guillaume Hannezo
                  Fax:  33-1-71-14-14

                  and

                  Watson, Farley & Williams
                  47, rue de Monceau
                  75008 Paris
                  France
                  Attention:  David Syed, Esq.
                  Fax:  33-01-45-61-09-01

Each such notice, request or other communication shall be given (i) by mail (postage prepaid, registered or certified mail, return receipt requested), (ii) by hand delivery, (iii) by nationally recognized courier service or (iv) by telefax, receipt confirmed. Each such notice, request or communication shall be effective (i) if mailed, ten days after mailing at the address specified in this
Section 12.1 (or in accordance with the latest unrevoked written direction from such party), (ii) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 12.1 (or in accordance with the latest unrevoked written direction from the receiving party) and (iii) if given by telefax, when such telefax is transmitted to the telefax number specified in this Section 12.1 (or in accordance with the latest unrevoked written direction from the receiving party), and the appropriate confirmation is received.

            SECTION  12.2.  SCHEDULES.  Inclusion  of any  matter or item in any
                            ---------
Schedule to this Agreement does not imply that such matter or item would, under the provisions of this Agreement, have to be included in any Schedule to this Agreement or that such matter or term is otherwise material.

            SECTION 12.3. SEVERABILITY. The provisions of this Agreement and the
                          ------------
Related   Agreements   shall  be  deemed   severable   and  the   invalidity  or
unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement or any Related Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any jurisdiction,
(i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid or enforceable, such provision and (ii) the remainder of this Agreement or such Related Agreement, as applicable, and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, except to the extent of the mitigation provided for in clause (i)) nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

            SECTION 12.4. COUNTERPARTS. This Agreement may be executed in one or
                          ------------
more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement.

            SECTION 12.5. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. Except
                          ----------------------------------------------
for any other agreements entered into by the parties or their representatives on the date hereof, this Agreement, together with its Exhibits and Schedules, the Related Agreements, the Buyer A Confidentiality Agreement (with respect to Buyer
A) and the Buyer B Confidentiality Agreement (with respect to Buyer B) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among all of the parties with respect to the subject matter hereof and (ii) except as set forth in Section 6.6, Article VIII and Article X, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. Except as expressly provided herein, nothing herein shall be construed to modify or supersede the Buyer A Confidentiality Agreement or the Buyer B Confidentiality Agreement, it being understood that the Buyer A Confidentiality Agreement and the Buyer B Confidentiality Agreement shall continue to be in full force and effect notwithstanding the execution or termination of this Agreement.

            SECTION 12.6. GOVERNING LAW. This Agreement shall be governed by and
                          -------------
construed in accordance with the laws of the State of New York.

            SECTION 12.7.  CONSENT TO  JURISDICTION.  Each of the parties hereto
                           ------------------------
irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any Related Agreement or any transaction contemplated hereby or thereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 12.1 shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any Related Agreement or the transactions contemplated hereby or thereby in (i) the United States District Court for the Southern District of New York or (ii) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            SECTION  12.8.  ASSIGNMENT.  None of this  Agreement  or any Related
                            ----------
Agreement or any of the rights or obligations hereunder or thereunder shall be assigned by any of the parties hereto or thereto without the prior written consent of the Seller, in the case of any assignment by the Buyers, or the Buyers, in the case of any assignment by the Seller or any Asset Sale
Subsidiary, as applicable, except that the Buyers may assign rights and obligation between themselves and to any of their respective Affiliates following written notice to the Seller; provided that the Buyers shall remain liable for the performance of any such Affiliate of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 12.8 shall be null and void, ab initio.

            SECTION  12.9.  EXPENSES.  Except as otherwise  expressly  specified
                            --------
elsewhere in this Agreement, all costs and expenses incurred in connection with this Agreement and the Related Agreements and the transactions contemplated by this Agreement and the Related Agreements shall be paid by the party incurring such cost or expense.

            SECTION  12.10.   BULK  TRANSFER  LAWS.  The  parties  hereby  waive
                              --------------------
compliance with the provision of any bulk transfer laws applicable to the transactions contemplated by this Agreement or any Related Agreement.

            SECTION 12.11. BREACHES. No party hereunder shall be responsible for
                           --------
the  breach  hereof by any other  party  hereto,  except as set forth in Section
12.8.

            SECTION  12.12.  INTEREST ACT  (CANADA).  Solely for the purposes of
                             ----------------------
disclosure pursuant to the Interest Act (Canada) and without affecting any calculation of interest required by this Agreement, whenever any interest under this Agreement is calculated using a rate based on a year of 360 days, such rate, when expressed as an annual rate, is equivalent to such rate multiplied by the number of days in the calendar year in which interest is paid divided by 360.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                    VIVENDI UNIVERSAL S.A.


                                    By:/s/ GUILLAUME HANNEZO
                                       ---------------------------
                                       Name: Guillaume Hannezo
                                       Title:  Chief Financial Officer


                                    PERNOD RICARD S.A.

                                    By:/s/ THIERRY JACQUILLAT
                                       ---------------------------
                                       Name:  Thierry Jacquillat
                                       Title:  Vice Chairman


                                    DIAGEO PLC

                                    By:/s/ NICK ROSE
                                       ---------------------------
                                        Name:  Nick Rose
                                        Title:  Finance Director